UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.         )

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ConocoPhillips

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600 North Dairy Ashford

Houston, Texas 77079

NOTICE OF

2009

ANNUAL STOCKHOLDERS MEETING

MAY 13, 2009

and

PROXY STATEMENT

Wednesday

May 13, 2009

9:00 a.m. local time

Omni Houston Hotel at Westside

13210 Katy Freeway

Houston, Texas 77079

March 31, 2009

Dear ConocoPhillips Stockholder:

On behalf of your board of directors and management, you are cordially invited to attend the Annual Meeting of Stockholders to be held at the Omni Houston Hotel at Westside, 13210 Katy Freeway, Houston, Texas, on Wednesday, May 13, 2009, at 9:00 a.m.

It is important that your shares be represented at the meeting. This proxy statement, the accompanying proxy card and the Company’s 2008 Annual Report to Stockholders are first being mailed and made available on the internet at www.proxyvote.com through the notice and access process to the Company’s stockholders on or about March 31, 2009. Whether or not you plan to attend the meeting, please either submit your proxy using the Internet or telephone procedures provided on the notice and access card or, if you have elected to receive a copy of your proxy card in the mail, complete and return the enclosed proxy card in the accompanying envelope. Please note that submitting a proxy using any one of these methods will not prevent you from attending the meeting and voting in person. You will find information regarding the matters to be voted on at the meeting in the proxy statement.

In addition to the formal items of business to be brought before the meeting, there will be a report on ConocoPhillips’ operations during 2008 followed by a question and answer period. Your interest in ConocoPhillips is appreciated. We look forward to seeing you on May 13th.

Sincerely,

J. J. Mulva Chairman of the Board and Chief Executive Officer

CONOCOPHILLIPS

600 North Dairy Ashford

Houston, Texas 77079

PROXY STATEMENT

NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS

Time	9:00 a.m. (CDT) on Wednesday, May 13, 2009

Place	Omni Houston Hotel at Westside

13210 Katy Freeway

Houston, Texas 77079

Items of Business

•	To elect Directors (page 8);

•	To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for 2009 (page 69);

•	To approve the 2009 Omnibus Stock and Performance Incentive Plan (page 71);

•	To consider and vote on six stockholder proposals (pages 78 through 91); and

•	To transact other business properly coming before the meeting.

Who Can Vote	You can vote if you were a stockholder of record as of March 16, 2009.

Voting by Proxy	Please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy:

•	Over the Internet,

•	By telephone, or

•	By mail.

For specific instructions, please refer to the section entitled “About the Annual Meeting” beginning on page 2 of this proxy statement and the voting instructions on the proxy card.

Date of Mailing	This notice and the proxy statement are first being mailed to stockholders on or about March 31, 2009.

By Order of the Board of Directors

Janet Langford Kelly

Corporate Secretary

About the Annual Meeting

Who is soliciting my vote?

The Board of Directors of ConocoPhillips is soliciting your vote at the 2009 Annual Meeting of ConocoPhillips’ stockholders.

What am I voting on?

You are voting on:

•	The re-election of our directors (see page 8);

•	The ratification of the appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2009 (see page 69);

•	The approval of the 2009 Omnibus Stock and Performance Incentive Plan (see page 71);

•	The consideration of six stockholder proposals (see pages 78 through 91); and

•	Any other business properly coming before the meeting.

How does the Board recommend that I vote my shares?

The Board’s recommendation can be found with the description of each item in this proxy statement. In summary, the Board recommends a vote:

•	FOR the Board’s proposal to elect nominated Directors;

•	FOR the Board’s proposal to ratify the appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2009;

•	FOR the approval of the 2009 Omnibus Stock and Performance Incentive Plan; and

•	AGAINST each of the stockholder proposals.

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.

Who is entitled to vote?

You may vote if you were the record owner of ConocoPhillips common stock as of the close of business on March 16, 2009. Each share of common stock is entitled to one vote. As of March 16, 2009, we had 1,522,265,134 shares of common stock outstanding and entitled to vote. There is no cumulative voting.

How many votes must be present to hold the meeting?

Your shares are counted as present at the Annual Meeting if you attend the meeting and vote in person or if you properly return a proxy by Internet, telephone or mail. In order for us to hold our meeting, holders of a majority of our outstanding shares of common stock as of March 16, 2009, must be present in person or by proxy at the meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the meeting.

What is a broker non-vote?

If a broker does not have discretion to vote shares held in street name on a particular proposal and does not receive instructions from the beneficial owner on how to vote those shares, the broker may return the proxy card without voting on that proposal. This is known as a broker non-vote. Broker non-votes will have no effect on the vote for any matter properly introduced at the meeting.

How many votes are needed to approve each of the proposals?

All proposals submitted and each of the director nominees require the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

How do I vote?

You can vote either in person at the meeting or by proxy without attending the meeting.

This proxy statement, the accompanying proxy card and the Company’s 2008 Annual Report to Stockholders are being made available on the Internet at www.proxyvote.com through the notice and access process to the Company’s stockholders.

To vote by proxy, you must do one of the following:

•	Vote over the Internet (instructions are on the proxy card);

•	Vote by telephone (instructions are on the proxy card); or

•	If you elected to receive a hard copy of your proxy materials, fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope.

If you hold your ConocoPhillips stock in a brokerage account (that is, in “street name”), your ability to vote by telephone or over the Internet depends on your broker’s voting process. Please follow the directions on your proxy card or voter instruction form carefully.

Even if you plan to attend the meeting, we encourage you to vote your shares by proxy. If you plan to vote in person at the Annual Meeting and you hold your ConocoPhillips stock in street name, you must obtain a proxy from your broker and bring that proxy to the meeting.

How do I vote if I hold my stock through ConocoPhillips’ employee benefit plans?

If you hold your stock through ConocoPhillips’ employee benefit plans, you must either:

•	Vote over the Internet (instructions are on the notice and access form);

•	Vote by telephone (instructions are on the notice and access form); or

•	If you received a hard copy of your proxy materials, fill out the enclosed voting instruction form, date and sign it, and return it in the enclosed postage-paid envelope.

You will receive a separate voting instruction form for each employee benefit plan in which you have an interest. Please pay close attention to the deadline for returning your voting instruction form to the plan trustee. The voting deadline for each plan is set forth on the voting instruction form. Please note that different plans may have different deadlines.

Can I change my vote?

Yes. You can change or revoke your vote at any time before the polls close at the Annual Meeting. You can do this by:

•	Voting again by telephone or over the Internet prior to 11:59 p.m. Eastern Daylight Time on May 12, 2009;

•	Signing another proxy card with a later date and returning it to us prior to the meeting;

•	Sending our Corporate Secretary a written document revoking your earlier proxy; or

•	Voting again at the meeting.

Who counts the votes?

We have hired Broadridge Financial Solutions, Inc., to count the votes represented by proxies cast by ballot, telephone, and the Internet. Employees of Broadridge will act as Inspectors of Election.

Will my shares be voted if I don’t provide my proxy and don’t attend the Annual Meeting?

If you do not provide a proxy or vote your shares held in your name, your shares will not be voted.

If you hold your shares in street name, your broker may be able to vote your shares for certain “routine” matters even if you do not provide the broker with voting instructions. The election of directors and the ratification of Ernst & Young LLP as our independent registered public accounting firm for 2009 are considered routine matters.

If you do not give your broker instructions on how to vote your shares, for matters not considered “routine,” the broker may return the proxy card without voting on that proposal. This is a broker non-vote. Votes in connection with the approval of the 2009 Omnibus Stock and Performance Incentive Plan and the six stockholder proposals are not considered routine matters. The broker may not vote on these matters absent instructions from you. Without your instructions, a broker non-vote will occur.

As more fully described on your proxy card, if you hold your shares through certain of ConocoPhillips’ employee benefit plans and do not vote your shares, your shares (along with all other shares in the plan for which votes are not cast) may be voted pro rata by the trustee in accordance with the votes directed by other participants in the plan who elect to act as a fiduciary entitled to direct the trustee of the applicable plan on how to vote the shares.

How are votes counted?

For all proposals, you may vote “FOR,” “AGAINST,” or “ABSTAIN.” If you “ABSTAIN,” it has the same effect as a vote “AGAINST.”

What if I return my proxy but don’t vote for some of the matters listed on my proxy card?

If you return a signed proxy card without indicating your vote, your shares will be voted “FOR” the director nominees listed on the card, “FOR” the ratification of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2009, “FOR” the approval of the 2009 Omnibus Stock and Performance Incentive Plan, and “AGAINST” each of the stockholder proposals.

Could other matters be decided at the Annual Meeting?

We are not aware of any other matters that will be considered at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in your proxies will vote in accordance with their best judgment.

Who can attend the meeting?

The Annual Meeting is open to all holders of ConocoPhillips common stock. Each stockholder is permitted to bring one guest. No cameras, recording equipment, large bags, briefcases or packages will be permitted in the Annual Meeting, and security measures will be in effect in order to ensure the safety of attendees.

Do I need a ticket to attend the Annual Meeting?

Yes, you will need an admission ticket or proof of ownership of ConocoPhillips stock to enter the meeting. If your shares are registered in your name, you will find an admission ticket attached to the proxy card sent to you. If your shares are in the name of your broker or bank or you received your materials electronically, you will need to bring evidence of your stock ownership, such as your most recent brokerage statement. All stockholders will be required to present valid picture identification. IF YOU DO NOT HAVE VALID PICTURE IDENTIFICATION AND EITHER AN ADMISSION TICKET OR PROOF THAT YOU OWN CONOCOPHILLIPS STOCK, YOU MAY NOT BE ADMITTED INTO THE MEETING.

How can I access ConocoPhillips’ proxy materials and annual report electronically?

This proxy statement, the accompanying proxy card and the Company’s Annual Report are being made available on the internet at www.proxyvote.com through the notice and access process to the Company’s stockholders. Most stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail.

If you own ConocoPhillips stock in your name, you can choose this option and save us the cost of producing and mailing these documents by checking the box for electronic delivery on your proxy card, or by following the instructions provided when you vote by telephone or over the Internet. If you hold your ConocoPhillips stock through a bank, broker or other holder of record, please refer to the information provided by that entity for instructions on how to elect to view future proxy statements and annual reports over the Internet.

If you choose to view future proxy statements and annual reports over the Internet, you will receive a Notice of Internet Availability next year containing the Internet address to use to access our proxy statement and annual report. Your choice will remain in effect unless you change your election following the receipt of a Notice of Internet Availability. You do not have to elect Internet access each year. If you later change your mind and would like to receive paper copies of our proxy statements and annual reports, you can request both by phone at (800) 579-1639, email at sendmaterial@proxyvote.com and through the internet at www.proxyvote.com. You will need your 12-digit control number located on your Notice of Internet Availability to request a package. You will also be provided with the opportunity to receive a copy of the proxy statement and annual report in future mailings.

Board of Directors Information

What is the makeup of the Board of Directors and how often are the members elected?

Our Board of Directors currently has 13 members. Directors are elected at the Annual Meeting of Stockholders every year. Any director vacancies created between annual stockholder meetings (such as by a current director’s death, resignation or removal for cause or an increase in the number of directors) may be filled by a majority vote of the remaining directors then in office. Any director appointed in this manner would hold office until the next election. If a vacancy resulted from an action of our stockholders, only our stockholders are entitled to elect a successor.

What if a nominee is unable or unwilling to serve?

That is not expected to occur. If it does and the Board does not elect to reduce the size of the Board, shares represented by proxies will be voted for a substitute nominated by the Board of Directors.

What if a director nominee does not receive a majority of votes cast?

If a nominee who is serving as a director is not elected at the annual meeting and no one else is elected in place of that director, then, under Delaware law, the director would continue to serve on the Board as a “holdover director.” However, under our By-Laws, the holdover director is required to tender his or her resignation to the Board. The Committee on Directors’ Affairs would then make a recommendation to the Board whether to accept or reject the tendered resignation, or whether some other action should be taken. The Board of Directors would then make a decision whether to accept the resignation taking into account the recommendation of the Committee on Directors’ Affairs. The Board is required to publicly disclose (by a press release, a filing with the SEC or other broadly disseminated means of communication) its decision regarding the resignation and the rationale behind the decision within 90 days from the date of the certification of the election results.

How are directors compensated?

Please see our discussion of director compensation beginning on page 57.

How often did the Board meet in 2008?

The Board of Directors met eight times in 2008. Each director attended at least 75 percent of the aggregate of:

•	the total number of meetings of the Board (held during the period for which she or he has been a director); and

•	the total number of full-committee meetings held by all committees of the board on which she or he served (during the periods that she or he served).

Do the Board committees have written charters?

Yes. The charters for our Audit and Finance Committee, Executive Committee, Compensation Committee, Committee on Directors’ Affairs and Public Policy Committee can be found on ConocoPhillips’ website at www.conocophillips.com under the “Governance” caption (accessed through the “Investor Relations” link). Stockholders may also request printed copies of our Board committee charters by following the instructions located under the caption “Available Information” on page 92.

What are the Committees of the Board?

Committee	Members	Principal Functions	Number of Meetings in 2008
Audit and Finance	James E. Copeland, Jr.* Harald J. Norvik Victoria J. Tschinkel

•   Discusses with management, the independent auditors, and the internal auditors the integrity of our accounting policies, internal controls, corporate governance, financial statements, financial reporting practices and significant corporate risk exposures, and steps management has taken to monitor, control and report such exposures.

•   Monitors the qualifications, independence and performance of our independent auditors and internal auditors.

•   Monitors our overall direction and compliance with legal and regulatory requirements and corporate governance, including our Code of Business Ethics and Conduct.

•   Maintains open and direct lines of communication with the Board and our management, internal auditors and independent auditors.

			15
Executive	James J. Mulva* Richard H. Auchinleck James E. Copeland, Jr. Ruth R. Harkin William E. Wade, Jr.	• Exercises the authority of the full Board between Board meetings on all matters other than (1) those matters expressly delegated to another committee of the Board, (2) the adoption, amendment or repeal of any of our By-Laws, and (3) matters which cannot be delegated to a committee under statute or our Certificate of Incorporation or By-Laws.	4
Compensation	William E. Wade, Jr.* Harold W. McGraw III Kathryn C. Turner	• Oversees and administers our executive compensation policies, plans, programs and practices. • Assists the Board in discharging its responsibilities relating to the fair and competitive compensation of our executives and other key employees. • Annually reviews the performance (together with the Directors’ Affairs Committee) and sets the compensation of the CEO.	9
Directors’ Affairs	Richard H. Auchinleck* Richard L. Armitage Harold W. McGraw III Kathryn C. Turner

•   Selects and recommends director candidates to the Board to be submitted for election at the Annual Meeting and to fill any vacancies on the Board.

•   Recommends committee assignments to the Board.

•   Reviews and recommends to the Board compensation and benefits policies for our directors.

•   Reviews and recommends to the Board appropriate corporate governance policies and procedures for our Company.

•   Conducts an annual assessment of the qualifications and performance of the Board.

•   Reviews and reports to the Board annually on the performance of management and succession planning for the CEO.

•   Together with the Compensation Committee, annually reviews the performance of the CEO.

			7
Public Policy	Ruth R. Harkin* Kenneth M. Duberstein William K. Reilly Bobby S. Shackouls	• Advises the Board on current and emerging domestic and international public policy issues. • Assists the Board in the development and review of policies and budgets for charitable and political contributions.	7

* Committee Chairperson

Election of Directors and Director Biographies

(Proposal 1 on the Proxy Card)

Who are this year’s nominees?

All directors are standing for annual election this year to hold office until the 2010 Annual Meeting of Stockholders.

Richard L. Armitage, 63, Director since March 2006
•	President, Armitage International LLC, since March 2005
•	U.S. Deputy Secretary of State from March 2001 to February 2005
•	President, Armitage Associates, a worldwide business and public policy firm, from 1993 to 2001
•

A variety of high ranking U.S. diplomatic positions from 1989 to 1993 including: Special Mediator for Water in the Middle East; Special Emissary to King Hussein of Jordan during the 1991 Gulf War; Ambassador, directing U.S. assistance to the newly independent states of the former Soviet Union

•	Assistant U.S. Secretary of Defense for International Security Affairs from 1983 to 1989
•	Member of the Board of:
•	ManTech International Corporation
•	Transcu, Ltd.

Richard H. Auchinleck, 57, Director since August 2002
•	Director of Conoco Inc. from 2001 to 2002
•	President and Chief Executive Officer of Gulf Canada Resources Limited from February 1998 to June 2001
•	Chief Operating Officer of Gulf Canada from July 1997 to February 1998
•	Chief Executive Officer for Gulf Indonesia Resources Limited from September 1997 to February 1998
•	Member of the Board of:
•	Enbridge Commercial Trust
•	Telus Corporation

James E. Copeland, Jr., 64, Director since February 2004
•	Chief Executive Officer of Deloitte & Touche from 1999 to 2003
•	Former Senior Fellow for Corporate Governance with the U.S. Chamber of Commerce
•	Former Global Scholar with the Robinson School of Business at Georgia State University
•	Member of the Board of:
•	Equifax Inc.
•	Time Warner Cable Inc.

Kenneth M. Duberstein, 64, Director since August 2002
•	Director of Conoco Inc. from 2000 to 2002
•	Chairman and Chief Executive Officer of the Duberstein Group, a strategic planning and consulting company, since 1989
•	White House Chief of Staff (1988-1989) and Deputy Chief of Staff (1987) to President Ronald Reagan
•	Member of the Board of:
•	The Boeing Company
•	Mack-Cali Realty Corporation
•	The Travelers Companies, Inc.

Ruth R. Harkin, 64, Director since August 2002
•	Director of Conoco Inc. from 1998 to 2002
•

Senior Vice President, International Affairs and Government Relations of United Technologies Corporation (UTC) and Chair of United Technologies International, UTC’s international representation arm, from June 1997 to February 2005

•	Former President and Chief Executive Officer of the Overseas Private Investment Corporation from 1993 to 1997
•	Member of State of Iowa Board of Regents
•	Member of the Board of:
•	AbitibiBowater Inc.

Harold W. McGraw III, 60, Director since September 2005
•	Chairman, President and Chief Executive Officer of The McGraw-Hill Companies since 2000
•	President and Chief Executive Officer of The McGraw-Hill Companies 1998 to 2000
•	President and Chief Operating Officer of The McGraw-Hill Companies from 1993 to 1998
•	Member of the Board of:
•	The McGraw-Hill Companies
•	United Technologies Corporation

James J. Mulva, 62, Director since August 2002
•	Chairman of the Board of ConocoPhillips since October 2004
•	Chief Executive Officer of ConocoPhillips since August 2002
•	President of ConocoPhillips from August 2002 through September 2008
•	Director of Phillips Petroleum Company from 1994 to 2002
•	Chairman of the Board of Directors and Chief Executive Officer of Phillips Petroleum Company from October 1999 to August 2002
•	Vice Chairman of the Board of Directors, President and Chief Executive Officer of Phillips Petroleum Company from June 1999 to October 1999
•	President and Chief Operating Officer of Phillips Petroleum Company from 1994 to June 1999
•	Member of the Board of:
•	General Electric Company

Harald J. Norvik, 62, Director since July 2005
•	Strategic Advisor, Econ-Poyry
•	Chairman and Partner, Econ Management AS from June 2002 to 2008
•	Chairman, President & CEO of Statoil from January 1988 to October 1999
•	Chairman of the Board of Telenor ASA from May 2007 to present
•	Member of the Board of:
•	Petroleum Geo-Services ASA

William K. Reilly, 69, Director since August 2002
•	Director of Conoco Inc. from 1998 to 2002
•	President and Chief Executive Officer of Aqua International Partners, an investment group which finances water improvements in developing countries, since June 1997
•	Senior Advisor, TPG Capital
•	Former Administrator of the U.S. Environmental Protection Agency from 1989 to 1993
•	Member of the Board of:
•	E. I. du Pont de Nemours and Company
•	Royal Caribbean Cruises Ltd.

Bobby S. Shackouls, 58, Director since March 2006
•	Chairman of the Board of Burlington Resources Inc. from July 1997 through March 2006
•	President and Chief Executive Officer of Burlington Resources Inc. from December 1995 through March 2006
•	Member of the Board of:
•	The Kroger Co.

Victoria J. Tschinkel, 61, Director since August 2002
•	Director of Phillips Petroleum Company from 1993 to 2002
•	Director of Florida Nature Conservancy from 2003 to 2006
•	Senior Environmental Consultant to Landers & Parsons, a Tallahassee, Florida law firm, from 1987 to 2002
•	Secretary of the Florida Department of Environmental Regulation from 1981 to 1987
•	Chairwoman of 1000 Friends of Florida

Kathryn C. Turner, 61, Director since August 2002
•	Director of Phillips Petroleum Company from 1995 to 2002
•	Chairperson and Chief Executive Officer of Standard Technology, Inc., a management technology solutions firm she founded in 1985
•	Member of the Board of:
•	Carpenter Technology Corporation
•	Schering-Plough Corporation

William E. Wade, Jr., 66, Director since March 2006
•	Director of Burlington Resources Inc. from 2001 to 2006
•	President of Atlantic Richfield Company from 1998 to 1999
•	Executive Vice President of Atlantic Richfield Company from 1993 to 1998
•	A series of management positions with Atlantic Richfield Company from 1968 to 1993

Corporate Governance Matters and Communications with the Board

The Committee on Directors’ Affairs and our Board undertook a comprehensive review of the Company’s governance structure in light of the Sarbanes-Oxley Act of 2002 and rules adopted by the SEC and the New York Stock Exchange (“NYSE”). The Board approved Corporate Governance Guidelines for the Company, which document many pre-existing policies and practices of the Company and also address issues responsive to the Sarbanes-Oxley Act and SEC and NYSE rules. The Corporate Governance Guidelines, posted on the Company’s Internet site under the “Governance” caption and available in print upon request (see “Available Information” on page 92), address the following matters, among others: director qualifications, director responsibilities, board committees, director access to officers, employees and independent advisors, director compensation, Board performance evaluations, director orientation and continuing education, and CEO evaluation and succession planning. The Corporate Governance Guidelines also contain director independence standards, which are consistent with the standards set forth in the NYSE listing standards, to assist the Board in determining the independence of the Company’s directors. The Board has determined that each director, except Mr. Mulva, meets the standards regarding independence set forth in the Corporate Governance Guidelines and is free of any material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). In making such determination regarding independence, the Board specifically considered the fact that many of our directors are directors, retired officers and stockholders of companies with which we conduct business. In addition, some of our directors serve as employees of, or consultants to, companies which do business with ConocoPhillips and its affiliates (as further described in “Related Party Transactions” on page 12). Finally, we recognize that some of our directors may purchase retail products (such as gasoline, fuel additives or lubricants) from the Company. In all cases, it was determined that the nature of the business conducted and the interest of the director by virtue of such position were immaterial both to the Company and to such director. Finally, the Board considered the Charitable Gift Program (further described in “Non-Employee Director Compensation” on page 57) and, in part because the right to such benefit vests after one year of service, concluded that such program does not impair the independence of our directors.

Our Corporate Governance Guidelines provide that non-employee directors will meet in executive session at each meeting. The Chairman of the Committee on Directors’ Affairs presides at these meetings. Mr. Auchinleck is Chairman of the Committee on Directors’ Affairs and is responsible for setting the agenda for executive sessions of non-management directors and presiding at such meetings.

The Board of Directors maintains a process for stockholders and interested parties to communicate with the Board. Stockholders and interested parties may write or call our Board of Directors by contacting our Corporate Secretary, Janet Langford Kelly, as provided below:

•	Mailing Address:

Corporate Secretary

ConocoPhillips

P.O. Box 4783

Houston, TX 77210-4783

•	Phone Number:

(281) 293-3075

Relevant communications are distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the Board has requested that certain items that are unrelated to the duties and responsibilities of the Board should be excluded, such as: business solicitations or advertisements; junk mail and mass mailings; new product suggestions; product complaints; product inquiries; resumes and other forms of job inquiries; spam; and surveys. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded. Any communication that is filtered out must be made available to any outside director upon request.

Recognizing that director attendance at the Company’s Annual Meeting can provide the Company’s stockholders with an opportunity to communicate with Board members about issues affecting the Company, the Company actively encourages its directors to attend the Annual Meeting of Stockholders. In 2008, all of the Company’s directors attended the Annual Meeting with the exception of General Charles C. Krulak.

Code of Business Ethics and Conduct

ConocoPhillips has adopted a worldwide Code of Business Ethics and Conduct for Directors and Employees designed to help directors and employees resolve ethical issues in an increasingly complex global business environment. Our Code of Business Ethics and Conduct applies to all directors and employees, including the Chief Executive Officer and the Chief Financial Officer. Our Code of Business Ethics and Conduct covers topics including, but not limited to, conflicts of interest, insider trading, competition and fair dealing, discrimination and harassment, confidentiality, payments to government personnel, anti-boycott laws, U.S. embargos and sanctions, compliance procedures and employee complaint procedures. Our Code of Business Ethics and Conduct is posted on our Internet site under the “Governance” caption. Stockholders may also request printed copies of our Code of Business Ethics and Conduct by following the instructions located under the caption “Available Information” on page 92.

Related Party Transactions

Our Code of Business Ethics and Conduct requires that all directors and executive officers promptly bring to the attention of the General Counsel and, in the case of directors, the Chairman of the Committee on Directors’ Affairs or, in the case of executive officers, the Chairman of the Audit and Finance Committee, any transaction or relationship that arises and of which she or he becomes aware that reasonably could be expected to constitute a related party transaction. Any such transactions are reviewed by the Company’s management and the appropriate Board Committee to ensure that they do not constitute a conflict of interest and are reported appropriately. Additionally, the Committee on Directors’ Affairs conducts an annual review of related party transactions between each of our directors and the Company (and its subsidiaries) and makes recommendations to the Board regarding the continued independence of each board member. In 2008, there were no related party transactions in which the Company was a participant and in which any director or executive officer (or their immediate family members) had a direct or indirect material interest. The Committee on Directors’ Affairs specifically considered the following relationships in making its independence determination:

•

Mr. McGraw is Chairman, President and Chief Executive Officer of The McGraw-Hill Companies. The McGraw-Hill Companies is a worldwide global information services provider in the financial services, education and business information markets through brands such as Standard & Poor’s, McGraw-Hill Education, BusinessWeek and J.D. Power and Associates. The Committee on Directors’ Affairs considered both the amount and nature of the transactions conducted with The McGraw-Hill Companies, as well as Mr. McGraw’s interest in such transactions and concluded he has no material direct or indirect interest in such transactions and that his independence has not been impaired by such ongoing relationships.

•

Mr. Copeland retired as Chief Executive Officer of Deloitte & Touche USA, and its parent company, Deloitte & Touche Tohmatsu in 2003. Since 2003, Mr. Copeland has been provided office space and administrative support from, and has provided consulting services to, Deloitte & Touche. Deloitte & Touche is a registered public accounting firm which has provided and continues to provide consulting services and tax advice to the Company. The Committee on Directors’ Affairs considered both the amount and nature of the transactions conducted with Deloitte & Touche, as well as Mr. Copeland’s interest in such transactions and concluded he has no material direct or indirect interest in such transactions and that his independence has not been impaired by such ongoing relationships.

Nominating Processes of the Committee on Directors’ Affairs

The Committee on Directors’ Affairs (the “Committee”) comprises four non-employee directors, all of whom are independent under NYSE listing standards and our Corporate Governance Guidelines. The Committee identifies, investigates and recommends director candidates to the Board with the goal of creating balance of knowledge, experience and diversity. Generally, the Committee identifies candidates through business and organizational contacts of the directors and management. The Committee seeks directors who possess the highest personal and professional ethics, integrity and values, and are committed to representing the long-term interests of the Company’s stockholders. In addition to reviewing a candidate’s background and accomplishments, the Committee reviews candidates for director nominees in the context of the current composition of the Board and the evolving needs of the Company’s businesses. The Committee also considers the number of boards on which the candidate already serves. It is the Board’s policy that at all times at least a substantial majority of its members meets the standards of independence promulgated by the NYSE and the SEC, and as set forth in the Company’s Corporate Governance Guidelines. The Committee also seeks to ensure that the Board reflects a range of talents, ages, skills, diversity, and expertise, particularly in the areas of accounting and finance, management, domestic and international markets, leadership, and oil and gas related industries, sufficient to provide sound and prudent guidance with respect to the Company’s operations and interests. The Board also requires that its members be able to dedicate the time and resources necessary to ensure the diligent performance of their duties on the Company’s behalf, including attending Board and applicable committee meetings. Each director is required to retire at the next annual stockholders’ meeting of the Company following his or her 72nd birthday.

Our By-Laws permit stockholders to nominate directors for election at a stockholders’ meeting whether or not such nominee is submitted to and evaluated by the Committee on Directors’ Affairs. Stockholders who wish to submit nominees for election at an annual or special meeting of stockholders should follow the procedure described on page 92. The Committee will consider director candidates recommended by stockholders. If a stockholder wishes to recommend a director for nomination by the Committee, he or she should follow the same procedures set forth above for nominations to be made directly by the stockholder. In addition, the stockholder should provide such other information as it may deem relevant to the Committee’s evaluation. Candidates recommended by the Company’s stockholders are evaluated on the same basis as candidates recommended by the Company’s directors, CEO, other executive officers, third-party search firms or other sources.

Our By-Laws require directors to be elected by the majority of the votes cast with respect to such director in uncontested elections (i.e., the number of votes cast “for” a director must exceed the number of votes cast “against” that director). In a contested election (a situation in which the number of nominees exceeds the number of directors to be elected), the standard for election of directors will be a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. If a nominee who is serving as a director is not elected at the annual meeting and no one else is elected in place of that director, then, under Delaware law, the director would continue to serve on the Board as a “holdover director.” However, under our By-Laws, the holdover director is required to tender his or her resignation to the Board. The Committee on Directors’ Affairs would then make a recommendation to the Board whether to accept or reject the tendered resignation, or whether some other action should be taken. The Board of Directors would then make a decision whether to accept the resignation taking into account the recommendation of the Committee on Directors’ Affairs. The Board is required to publicly disclose (by a press release, a filing with the SEC or other broadly disseminated means of communication) its decision regarding the resignation and the rationale behind the decision within 90 days from the date of the certification of the election results. The director who tenders his or her resignation will not participate in the Board’s decision. If a nominee who was not already serving as a director is not elected at the annual meeting, under Delaware law that nominee would not become a director and would not serve on the Board as a “holdover director.” In 2009, all nominees for the election of directors are currently serving on the Board.

Role of the Compensation Committee

Authority and Responsibilities

The Compensation Committee of the Board of Directors of ConocoPhillips is responsible for providing independent, objective oversight for ConocoPhillips’ executive compensation programs and determining the compensation of anyone who meets our definition of a “Senior Officer.” Currently, our internal guidelines define a Senior Officer as an employee who is a senior vice president or higher, an executive who reports directly to the CEO, or any other employee considered an officer under Section 16(b) of the Securities Exchange Act of 1934. All of the Named Executive Officers in the compensation tables that follow are Senior Officers. In addition, the Compensation Committee acts as plan administrator of the compensation programs and benefit plans for Senior Officers and as an avenue of appeal for current and former Senior Officers regarding disputes over compensation and benefits.

One of the Compensation Committee’s responsibilities is to assist the Board in its oversight of the integrity of the Company’s “Compensation Discussion and Analysis” found starting on page 16 of this Proxy Statement. That report summarizes certain of the Compensation Committee’s activities during 2008 and 2009 concerning compensation earned during 2008.

A complete listing of the authority and responsibilities of the Compensation Committee is set forth in the written charter adopted by ConocoPhillips’ Board of Directors and last amended on October 1, 2008, which is available on our website www.conocophillips.com under the caption “Governance.”

Members

The Compensation Committee currently consists of three members. The members of the Compensation Committee and the member to be designated as Chair, like the members and Chairs of all of the Board’s committees, are reviewed and recommended annually by the Committee on Directors’ Affairs to the full Board. The Board of Directors has final approval of the committee structure of the Board. The only pre-existing requirements for service on the Compensation Committee are that members of the Compensation Committee must meet the independence requirements for “non-employee” directors under the Securities Exchange Act of 1934, for “independent” directors under the NYSE listing standards, and for “outside” directors under the Internal Revenue Code.

Meetings

The Compensation Committee has regularly scheduled meetings in association with each regular Board meeting and meets by teleconference between such meetings as necessary to properly discharge its duties. The Compensation Committee reserves time at each regularly scheduled meeting to review matters in executive session with no members of management or management representatives present except as specifically requested by the Compensation Committee. Additionally, the Committee meets jointly with the Committee on Directors’ Affairs at least annually to evaluate the performance of the CEO. In 2008, the Compensation Committee had eight regularly scheduled meetings, and one other meeting. More information regarding the Committee’s activities at such meetings can be found in the “Compensation Discussion and Analysis” beginning on page 16.

Continuous Improvement

The Compensation Committee is committed to a process of continuous improvement in exercising its responsibilities. To that end, the Compensation Committee also:

•	Receives ongoing training regarding best practices for executive compensation;

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Regularly reviews its responsibilities and governance practices in light of ongoing changes in the legal and regulatory arena and trends in corporate governance, in which review it is aided by the Company’s management, compensation consultants, and, when deemed appropriate, independent legal counsel;

•	Annually reviews its charter and proposes any desired changes to the Board of Directors;

•	Annually conducts a self-assessment of its performance that evaluates the effectiveness of the Committee’s actions and seeks ideas to improve its processes and oversight; and

•	Regularly reviews and assesses whether the Company’s executive compensation programs are having the desired effects.

Compensation Committee Report

Review with Management.    The Compensation Committee has reviewed and discussed with management the “Compensation Discussion and Analysis” presented in this proxy statement starting on page 16. Members of management with whom the Compensation Committee discussed the “Compensation Discussion and Analysis” included the Company’s Chief Executive Officer, President and Chief Operating Officer, Chief Financial Officer, and Vice President, Human Resources.

Discussions with Independent Executive Compensation Consultant.    The Compensation Committee has discussed with Towers Perrin, an independent executive compensation consulting firm, the executive compensation programs of the Company, as well as specific compensation decisions made by the Compensation Committee. Towers Perrin is retained directly by the Compensation Committee, independent of the management of the Company. The Compensation Committee has received written disclosures from Towers Perrin concerning other work performed for the Company by Towers Perrin, has discussed with Towers Perrin its independence from ConocoPhillips, and believes Towers Perrin to be independent of management.

Recommendation to the ConocoPhillips Board of Directors.    Based on its review and discussions noted above, the Compensation Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in ConocoPhillips’ proxy statement on Schedule 14A (and, by reference, included in ConocoPhillips’ Annual Report on Form 10-K for the year ended December 31, 2008).

THE CONOCOPHILLIPS COMPENSATION COMMITTEE

William E. Wade, Jr., Chairman

Harold W. McGraw III

Kathryn C. Turner

Compensation Discussion and Analysis

Our discussion and analysis of our executive compensation programs is arranged in three parts:

➢	Compensation Objectives and Process (beginning on page 16) — This section provides a summary of the goals of our compensation program for executives and the structure in place to align our program with those goals.

➢	Compensation Program Elements (beginning on page 21) — This section provides an overview of the programs we have in place to compensate our executives and an analysis of the function of each program in achieving the goals and objectives discussed in the first section.

➢	Compensation Analysis (beginning on page 28) — This section provides an analysis of compensation decisions for 2008 and how such information relates to the amounts reported in the Executive Compensation Tables.

Compensation Objectives and Process

Executive Compensation Goals, Philosophy, and Principles

Our Goals:    Our goals are to attract, retain and motivate high-quality employees and maintain high standards of principled leadership so that we can responsibly deliver energy to the world and provide sustainable value for our stakeholders, now and in the future.

Our Philosophy:    We believe that our ability to responsibly deliver energy and to provide sustainable value is driven by superior individual performance. We believe that a company must offer competitive compensation to attract and retain experienced, talented and motivated employees. Moreover, we believe employees in a leadership role within the organization are motivated to perform at their highest levels by making performance-based pay a significant portion of their compensation.

Our Principles:    To achieve our goals, we implement our philosophy through the following guiding principles:

•	Establish target compensation levels competitive with those of other companies with whom we compete for executive talent;

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Link pay to performance by making a substantial percentage of total executive compensation tied to performance measures that incentivize prudent risk-taking by our executives through annual incentive compensation and the granting of long-term incentive awards, including stock options and performance-based restricted stock or performance-based restricted stock units;

•	Allow executives to share in ConocoPhillips’ successes and failures by varying performance-based compensation from target levels based upon business performance;

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Motivate individual performance by considering the specific accomplishments of individual executives and the demonstration of leadership principles and ConocoPhillips’ values in determining individual compensation;

•	Encourage talented individuals to stay with the company until retirement; and

•	Integrate all elements of compensation into a comprehensive package that aligns goals, efforts, and results throughout the organization.

The Compensation Committee

As discussed under “Role of the Compensation Committee” on page 14, the Compensation Committee (the Committee) is charged with all compensation actions related to our Senior Officers, including all of our Named Executive Officers.

A complete listing of the authority and responsibilities of the Committee is set forth in its Charter, which can be found on our website at www.conocophillips.com under the caption “Governance.”

The Committee’s charter permits the Committee to delegate authority to subcommittees or other committees of the Board. In 2008, the Committee made no delegations of its authority over compensation matters relating to our Named Executive Officers.

External Advisors

The Compensation Committee is specifically authorized in its charter to retain external legal, accounting or other advisors and consultants at the Company’s expense. Since 2004, the Committee has retained Towers Perrin as its independent executive compensation consultant. The Committee has adopted specific guidelines for outside compensation consultants retained to advise the Committee. The guidelines require (and Towers Perrin provides an annual attestation regarding compliance with such guidelines) that work done for the Company at management’s request be approved in advance by the Committee, require a review of the advisability of independent consultant rotation after a period of five years, and prohibit the Company from employing any individual who worked on the Company’s account for a period of one year after leaving the employ of the independent consultant. The Committee strongly discourages proposals to retain the independent consultants for any work other than advising the Committee and does not approve any work proposed by management for the Company that it believes would compromise the independence of the consultants. The Committee previously approved a request to continue purchasing multi-company non-executive compensation surveys in the ordinary course of business at a nominal cost. In the view of the Committee, this does not compromise the independence of Towers Perrin as a consultant to the Committee, and the Committee concurred with management’s assessment that Towers Perrin was better suited to provide the requested services than alternative providers. No other work proposals for Towers Perrin were submitted by management in 2008.

Towers Perrin attends most regularly scheduled meetings of the Compensation Committee, as well as preparatory meetings with the Committee Chairman. Among other tasks assigned by the Committee, Towers Perrin typically:

•	Prepares an annual presentation on the competitiveness of compensation to be paid to our CEO;

•	Reviews the Committee’s proposed compensation decisions affecting our Named Executive Officers;

•	Reviews presentations on executive compensation and benefits to be delivered to the Committee; and

•	Advises the Committee of their opinions and conclusions regarding the presentations and issues before the Committee.

The Committee seeks advice from Towers Perrin regarding whether the executive compensation programs, and the targets set under the programs for Named Executive Officers, are within the range of typical practice for the Company’s primary peers and that the total compensation actually paid to Named Executive Officers falls within the criteria established by the Committee. Towers Perrin also undertakes such other special projects as are assigned by the Committee. Additionally, Towers Perrin may attend executive sessions of the Committee as requested by the Committee.

Executive Support

The CEO and the Company’s Vice President, Human Resources (“VPHR”) work with internal resources and the Company’s compensation consultant, Mercer Human Resource Consulting (“Mercer”), to design programs, implement Committee decisions, and recommend amendments to existing, or the adoption of new, compensation and benefits programs and plans applicable to Senior Officers (‘Senior Officer’ is defined in “Role of the Compensation Committee” on page 13) as well as to prepare necessary briefing materials for the Committee’s review as part of its decision-making process.

The Committee annually reviews the Company’s compensation structure and programs; retirement, benefit and severance plans; and management succession plans. The Committee meets with the Committee on Directors’ Affairs each year to review the role of the CEO in the Company’s performance, his role in advancing the strategic objectives of the Company, and other factors relating to his individual performance during the year, as well as to establish performance objectives and compensation targets for the coming year.

The annual compensation process concludes at the Committee’s February meeting (the date of which is set at least a year in advance), when it evaluates the Company’s performance against criteria set for just-concluded performance periods, and determines the associated Corporate performance payout components, determines awards earned by Senior

Officers under the Company’s short-term and long-term incentive programs for the concluded performance periods, and sets target compensation for Senior Officers for the upcoming year.

Before the Committee makes the foregoing determinations, the CEO provides his recommendations to the Compensation Committee on compensation actions for all Senior Officers, other than himself. The CEO and the Compensation Committee also discuss the CEO’s assessment of the performance of our Senior Officers and any other factors that the CEO believes the Compensation Committee should consider. The Compensation Committee reviews benchmarking data for similarly situated executives at other large, publicly-held energy companies (as well as large publicly-held non-energy companies, for staff executives) compiled by Mercer and reviewed by Towers Perrin.

With respect to our CEO, the Compensation Committee, with the input of Towers Perrin and Mercer, reviews and decides upon salary adjustments, incentive program payouts for the most recently concluded one- and three-year performance periods and any awards under the stock option program. Likewise, the Compensation Committee also sets compensation targets for the upcoming one- and three-year performance periods based upon benchmarking studies for other CEOs within our primary peer group for benchmarking purposes.

Compensation Program Design

Our compensation programs for executives take into account marketplace compensation for executive talent; internal equity with our employees; past practices of the Company; corporate, business unit and individual results; and the talents, skills and experience that each individual executive brings to ConocoPhillips.

The Compensation Committee begins by establishing target levels of total compensation for our Senior Officers for a given year. The targets take into account and reflect the considerations discussed in more detail below, including the use of peer benchmarking, internal pay equity and salary grade structure. Once an overall target compensation level is established, the Committee considers the weighting of each of our primary compensatory programs (Base Salary, Variable Cash Incentive Program, Stock

Option Program and Performance Share Program) within the intended total target compensation.

Generally, our programs are designed to increase the proportion of performance-based or “at-risk” pay as a percentage of total compensation as an executive’s responsibilities increase. This is based upon the belief that our senior executives have more opportunity to affect the performance of the Company and that the executives’ performance will be enhanced by ensuring that a larger portion of their potential compensation is tied to the performance of the Company.

Salary Grade Structure

Each year, management, with the assistance of outside compensation consultants, undertakes a thorough examination of the scope and complexity of jobs throughout ConocoPhillips and a study of competitive compensation practices for such jobs. As a result of this work, management develops a compensation scale under which different positions are designated specific “grades.” Each grade has an associated base salary (minimum, midpoint, and maximum) and a target, which is expressed as a percentage of salary, for our annual bonus program. Eligible grades may also have an associated restricted stock unit and option target, also expressed as a percentage of salary. For our executives, the base salary midpoint increases at each increasing grade, but at a lesser rate than increases in target incentive compensation percentages. The result is an increased percentage of “at risk” compensation as the executive’s grade is increased. Modifications to our salary grade structure to reflect marketplace trends are reviewed annually and, with respect to our Senior Officers, approved by the Compensation Committee. The Compensation Committee also approves any salary grade changes for our Senior Officers, including our Named Executive Officers.

Benchmarking

In setting target compensation, we, with assistance from Mercer, refer to multiple relevant compensation surveys that include but are not limited to large energy companies. We then compare that information to the base salary ranges and incentive compensation targets by salary grade to determine any necessary changes so that the cumulative target, which includes base salary and all incentive compensation, for each salary grade is broadly at the 50th percentile for similar positions as indicated by the survey data.

An individual analysis is then conducted for our Named Executive Officers in which we seek to obtain compensation data for our primary peer group, as well as other relevant groups, such as companies within the Fortune 50 Index, for benchmarking purposes specific to the position. For example, we focus on large, publicly-held energy companies as the proper primary peer group for benchmarking purposes in determining targets for our CEO, while we often include broader measures, such as other publicly-held energy companies for our operating executives, as well as other large publicly-held non-energy companies for staff executives. The conclusions are reviewed and independently confirmed by the Compensation Committee’s independent compensation consultant, Towers Perrin. The Compensation Committee uses the results of these surveys as a factor in setting compensation structure and targets relating to our Named Executive Officers.

The Compensation Committee’s use of primary peer groups in the context of our compensation programs generally falls into two broad categories: setting compensation targets and measuring Company performance.

-	Setting Compensation Targets

As discussed above, before setting individual compensation targets under each of our primary compensation programs, the Compensation Committee establishes target levels of total compensation for our Senior Officers each year. This includes a review of targets for ongoing performance periods. Once total compensation targets are established, the Committee sets targets for future performance periods within each program. In setting total compensation targets and targets within each individual program the Compensation Committee uses the following primary peer group for benchmarking purposes — Exxon Mobil Corporation, Royal Dutch Shell plc, BP p.l.c., and Chevron Corporation.

The Committee also utilizes a secondary group of peer companies for benchmarking the compensation of our Named Executive Officers — Valero Energy Corporation, Marathon Oil Corporation, Occidental Petroleum Corporation, and, for staff executives, other large publicly-held non-energy companies.

We utilize the primary peer group in setting compensation targets because these companies are broadly reflective of the industry in which we compete for business opportunities, as well as executive talent, and because they provide a good indicator of the current range of compensation for executives.

-	Measuring Performance

In assessing our actual performance for a given performance period under our performance-based programs, we use ExxonMobil, Royal Dutch Shell, BP, Total S.A., and Chevron as our primary peer group for performance measurement because we believe our performance is best measured against the largest publicly-held, international, integrated oil and gas companies against which we compete in our business operations.

Developing Performance Measures

We have attempted to develop performance metrics that assess the performance of the Company relative to its primary peer group rather than absolute performance. This is based on the belief that absolute performance can be affected positively or negatively by industry-wide factors over which our executives have no control, such as prices for crude oil and natural gas. We have also attempted to isolate the underlying performance necessary to enable achievement of those goals considering our unique circumstances within the industry. We have selected multiple metrics, as described below, because we believe no one metric is sufficient to capture the performance we are seeking to drive, and any metric in isolation is unlikely to promote the well-rounded executive performance necessary to enable us to achieve long-term success. We recognize, however, that no metric or set of metrics can reliably measure actual performance in light of unanticipated opportunities and challenges. We reassess the performance metrics periodically to respond to these changing circumstances.

Internal Pay Equity

We believe our salary grade structure provides a framework for an equitable compensation ratio between executives, with higher targets for jobs at salary grades having greater duties and responsibilities. Taken as a whole, our compensation program is designed so that the individual target level rises as salary grade level increases, with the portion of performance-based compensation rising as a percentage of total targeted compensation. One result of this structure is that actual total compensation of an executive as a multiple of the total compensation of his or her subordinates is designed to increase in periods of above-target performance and decrease in times of below-target performance.

Alignment of Interests

We place a premium on aligning the interests of executives with those of our stockholders. Our Stock Ownership Guidelines require executives to own stock and/or have an interest in restricted stock units valued at a multiple of base salary, ranging from 1.8 times salary, for lower-level executives, to 6 times salary, for the CEO. The multiple of equity held by each of our Named Executive Officers exceeds our established guidelines for their positions. Employees have five years from the date they become subject to the Guidelines to comply with the Guidelines.

We have historically required our executives to hold restricted stock units received under the Performance Share Program, and in predecessor programs, until death, disability, retirement, layoff, or severance after a change in control. The units are generally forfeited if an executive voluntarily leaves the Company’s employ when not retirement eligible. We are informed by both Mercer and Towers Perrin that this is a highly unusual feature. We have employed the holding period to align our executives’ interests with those of our stockholders for the duration of their career with the Company and to encourage executives to stay with the Company. A result is that our Named Executive Officers do not vest in a substantial part of their compensation for the duration of their employment by the Company. Thus, amounts shown under “Stock Awards” in the “Outstanding Equity Awards at Fiscal Year End” table beginning on page 43 reflect accumulated restricted stock and restricted stock units over a longer period and, therefore, are higher than they would be for a comparably compensated executive at another company whose performance incentives vested after a period of a few years, which we are advised is more typical. In light of this fact, the Compensation Committee considered our programs and determined, for performance periods beginning in 2009, restrictions on restricted stock unit awards will lapse five years from the anniversary of the grant date although Senior Officers may elect to defer the lapsing of such restrictions. The Compensation Committee believes this change will ensure our executives’ maintain their focus on long-term performance, while also allowing the Company’s programs to be more competitive with those of our peers.

Statutory and Regulatory Considerations

In designing our compensatory programs, we consider and take into account the various tax, accounting and disclosure rules associated with various forms of compensation. The Compensation Committee also reviews and considers the deductibility of executive compensation under section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1 million that is paid to certain individuals. The Company generally will be entitled to take tax deductions relating to compensation that is performance-based or that will not be paid until the executive leaves the Company, which may include cash incentives, stock options, restricted stock, restricted stock units and other performance-based awards. The Compensation Committee seeks to preserve tax deductions for executive compensation to the extent consistent with the Committee’s determination of compensation arrangements necessary and appropriate to foster achievement of our business goals. However, the Compensation Committee has also awarded compensation that might not be fully tax deductible when it believes such grants are nonetheless in the best interests of our stockholders.

The Company designs its compensation programs to be in compliance with the American Jobs Creation Act of 2004. A detailed discussion of the Company’s nonqualified deferred compensation arrangements is provided on page 49 under the heading “Nonqualified Deferred Compensation.”

Compensation Policies

ConocoPhillips is a global, integrated energy company with operations and employees worldwide and, as such, we must respond to local conditions, practices, and laws in our compensation programs. Therefore, no compensation arrangements are applicable to all of our salaried employees. However, since our Named Executive Officers are each United States-based salaried employees, we do not discuss benefit programs that are generally applicable to all United States-based salaried employees.

The Compensation Committee carefully considers aspects of shorter-term performance that will drive the long-term sustainable performance we seek, as well as the best measures of that performance. Where appropriate, performance criteria have been established relative to the performance of other energy companies rather than on an absolute basis. Although the Committee sets performance measures for performance-based programs, compensation under those programs is not mandated by attainment of specified performance levels. Rather, employees are informed of the performance measures that will be used to evaluate their performance for a given period, such as relative annual total stockholder return, but are also informed that no given performance under those measures will entitle them to any guaranteed resulting payments under these programs. The Compensation Committee gives great weight to the Company’s performance on these measures relative to our primary peer group for performance measurement. However, the Compensation Committee also retains discretion to consider other factors as the Committee seeks to determine the Company’s or business unit’s relative performance within the industry and the contribution of the individual to that performance.

Option Pricing

When the Committee grants options to its Named Executive Officers, the Company uses an average of the high and low stock prices on the date of grant (or the preceding business day, if the markets are closed on the date of grant) to determine the exercise price of the options. Grants of options are generally made at the Compensation Committee’s February meeting (the date of which is determined at least a year in advance) or, in the case of new hires, on the date of commencement of employment or the date of Compensation Committee approval, whichever is later.

Employment Agreements

Our Named Executive Officers each serve without an employment agreement. All compensation for these officers is set by the Committee as described above. However, as part of the transition of John Lowe to his new duties in October 2008, the Company and Mr. Lowe executed a letter setting forth their mutual understanding. Mr. Lowe continues in an “at will” employment relationship, but as a temporary, part-time employee from February 1, 2009 onward. The other aspects of the letter are described more fully under the heading “Executive Severance and Changes in Control” beginning on page 51.

Compensation Program Elements

Our executive compensation program has four primary components which are intended, collectively, to compensate and create incentives for our executives with respect to past, current and future performance. These four primary components are:

•	Base Salary;

•	Variable Cash Incentive Program;

•	Stock Option Program; and

•	Performance Share Program.

In addition to these primary components, the Company also provides its executives with retirement, severance, health and other personal benefits as described below.

Base Salary

Base salary is a major component of the compensation for all of our salaried employees, although it becomes a smaller component of total targeted compensation as an employee rises through the ConocoPhillips salary grade structure. Base salary is important, especially at lower salary grades, to give an individual financial stability for personal planning purposes. There are also motivational and reward aspects to base salary, as base salary can be increased or decreased from target to account for considerations such as individual performance and time in position.

Performance-Based Pay — Measures and Criteria

Performance Measures — We use corporate, business unit and individual performance criteria in determining individual payouts.

-	Corporate Performance Criteria — At the beginning of each performance period, the Compensation Committee establishes, in consultation with management, performance criteria for the Company. At the conclusion of a performance period, the Compensation Committee makes a subjective evaluation of the performance of the Company against the pre-established criteria for such program. We utilize multiple measures of performance under our programs to ensure that no single aspect of performance is driven in isolation. We have employed the following measures of overall Company performance under our performance-based programs:

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Relative Total Stockholder Return — Total stockholder return represents the percentage change in a company’s common stock price from the beginning of a period of time to the end of the stated period, and assumes common stock dividends paid during the stated period are reinvested into that common stock. We use a total stockholder return measure because it is the most tangible measure of the value we have provided to our stockholders during the relevant program period. We recognize that total stockholder return is not a perfect measure. It can be affected by factors beyond management’s control and by market conditions not related to the intrinsic performance of the Company. Stockholder return over the short-term can also fail to fully reflect the value of longer-term projects. We seek to mitigate the influence of industry-wide or market-wide conditions on stock price by using total stockholder return relative to our primary peer group.

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Relative Adjusted Return on Capital Employed — Our businesses are capital intensive, requiring large investments, in most cases over a number of years, before tangible financial returns are achieved. Therefore, we believe that a good indicator of long-term Company and management performance, both absolute and relative to our primary peer group, is the measure known as return on capital employed (ROCE). Relative return on capital employed is a measure of the profitability of our capital employed in our integrated business compared with that of our peers.

We calculate ROCE as a ratio, the numerator of which is net income plus after-tax interest expense and minority interests, and the denominator of which is average common stockholders’ equity plus total debt and minority interests. The use of ROCE as a comparative measure is complicated by the fact that two different accounting methods were used for business combinations prior to June 2001. Accounting for a combination on the “purchase” method generally resulted in a much higher amount of capital employed after the combination than did the “pooling-of-interests” method. While we were required to utilize the “purchase” method for all of our significant business combinations, several members of our primary peer group for performance measurement utilized the “pooling-of-interests” method for their significant combinations. Historically, in comparing our ROCE to our primary peer group for performance measurement, where necessary so that these amounts would be comparable, we adjusted the “capital employed” to reflect our estimate of significant business combinations using the “pooling” method of accounting, as well as for certain non-core earnings impacts. In 2007, the Compensation Committee approved a change in the way Adjusted ROCE is calculated under our performance-based programs. As a result, in measuring performance for 2007 and future years we no longer adjust our “capital employed” to reflect our estimate of “pooling” for significant business combinations. However, we do adjust the “capital employed” of our primary peer group for performance measurement to reflect our estimate of significant business combinations using the “purchase” method of accounting. We continue to adjust the Company and peers for certain non-core earnings impacts. For performance periods beginning in 2008 and before 2005, our programs considered our improvement on Adjusted ROCE relative to our primary peer group for performance measurement. For performance periods beginning in 2005 through 2007, our programs considered our absolute Adjusted ROCE relative to our primary peer group for performance measurement during the program performance period.

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Relative Adjusted Income per Barrel of Oil Equivalent (BOE) — An important measure of operating efficiency and management performance is a comparison of the income earned by the Company per barrel of oil produced by our Exploration & Production business segment, or E&P, and per barrel of petroleum products sold by our Refining & Marketing business segment, or R&M. This measure allows us to compare our operating efficiency in producing and refining/marketing products against that of our primary peer group. The measure is calculated by dividing adjusted income attributable to our E&P and R&M segments by the number of barrels produced or petroleum products sold, respectively. A weighted average of these two segment-level metrics is then calculated, and compared against that of our peers. As with our calculation of Adjusted ROCE, we adjust both our own income and that of our peers to reflect certain non-core earnings impacts. We added this metric for performance periods beginning in 2007.

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Relative Adjusted Cash Contribution per BOE — Like ROCE, another important measure of operating efficiency and management performance is a comparison of the Company’s cash contributions per barrel of oil produced by our E&P segment, and per barrel of petroleum products sold by our R&M segment. This measure is another way to compare our operating efficiency in producing and refining/marketing products against that of our primary peer group. The measure is calculated by dividing the adjusted income from operations plus the depreciation, depletion and amortization (or DD&A) attributable to our E&P and R&M segments by the number of barrels produced or petroleum products sold, respectively. A weighted average of these two segment-level metrics is then calculated, and compared against that of our peers. As with our calculation of Adjusted ROCE, we adjust both our own income and that of our peers to reflect certain non-core earnings impacts. We added this metric for performance periods beginning in 2008.

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Health, Safety and Environmental Performance — We seek to be a good employer, a good community member and a good steward of the environmental resources we manage. Therefore, we have historically incorporated metrics of health, safety and environmental performance in our annual incentive bonus program.

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Implementation of Strategic Plan — This measure is a subjective analysis of the Company’s progress in implementing its strategic plan over a given performance period. We added this metric for performance periods beginning in 2007.

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Business Unit Performance Criteria — There are approximately 100 discrete award units within the Company designed to measure performance and to reward employees according to business outcomes relevant to the award group. Although most employees participate in a single award unit designated for the operational or functional group to which such employee is assigned, a Senior Officer can participate in a blend of the results of more than one of these award units depending on the scope and breadth of his or her responsibilities over the performance period. Moreover, because our CEO is responsible for overall Company performance, his award is based solely on individual and overall Company performance.

At the beginning of each performance period, management establishes award units and the performance criteria for each award unit. Performance criteria are goals consistent with the Company’s operating plan and include quantitative and qualitative metrics specific to each business unit, such as income from continuing operations (adjusted to neutralize the impact of changes in commodity prices, which may be either favorable or unfavorable), control of costs, value added indices, and various milestones set by management. At the conclusion of a performance period, management makes a subjective determination of the unit’s performance for the year, which determination includes a subjective evaluation of performance versus the pre-established criteria for such award unit. The Compensation Committee approves or adjusts the recommendation from management regarding the performance of each award unit.

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Individual Performance Criteria — Individual adjustments for Senior Officers, including our Named Executive Officers, are approved by the Compensation Committee, based on the recommendation of the CEO (other than for himself). The CEO’s individual adjustment is determined by the Compensation Committee taking into account the prior review of his performance conducted jointly by the Compensation Committee and the Committee on Directors’ Affairs.

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Tax-Based Program Criteria — Our annual incentive program is also designed to conform to the requirements of section 162(m) of the Internal Revenue Code, which allows for deductible compensation in excess of $1 million if certain criteria, including the attainment of pre-established performance criteria, are met.

Performance-Based Pay Programs

Annual Incentive (Bonus) — The Variable Cash Incentive Program (VCIP) is a broadly-available annual incentive program for our employees throughout the world, and it is our primary vehicle for recognizing Company, business unit, and individual performance for the past year. We believe that having an “at risk” element for all of our employees gives them a financial stake in the achievement of our business objectives on an annual basis and therefore motivates them to use their best efforts to ensure the achievement of those objectives. We believe that one year is a valuable measurement period that should be included in a compensation program because we measure and report our business accomplishments annually, as do our primary peers and other public companies, and our valuation is derived, in part, from comparisons of such annual results with the results of our primary peers and relative to prior annual periods. We also believe that one year is a time period over which all employees who participate in the program can have the opportunity to establish and achieve their specified goals. The award is weighted equally for corporate and business unit performance for named executive officers other than the CEO, and solely on corporate performance for the CEO.

Long-Term Incentives — Our primary long-term incentive compensation programs for executives are the Stock Option and Stock Appreciation Rights Program (Stock Option Program) and the Performance Share Program (PSP) which, along with VCIP, are each programs under our stockholder approved 2004 Omnibus Stock and Performance Incentive Plan (2004 Omnibus Plan). These programs evaluate and reward performance over longer periods than our annual incentive programs. The Stock Option Program provides annual grants of stock options to our executives, the amount of which is based on their salary, their salary grade level, and their performance during the preceding year. The PSP measures performance over three-year periods and, since the settlement of the award is made in restricted stock units that have an extended vesting period, has the effect of encouraging executives to stay with the Company and of aligning the long-term interests of the executive with those of the stockholders.

The combination of the Stock Option Program, the PSP, and the extended holding periods associated with the restricted stock units received under the PSP combine to provide a comprehensive package of medium- and long-term compensation incentives for our executives that align their interests with those of our long-term stockholders. Such extended holding periods also enable the Company to more readily withdraw awards should circumstances arise that merit such action. To date, no Named Executive Officers have been subject to reductions or withdrawals of prior grants or payouts of restricted stock, restricted stock units or stock option awards. Circumstances meriting such withdrawal are determined at the discretion of the Compensation Committee, but could potentially include a material restatement or change in reported financial results for past periods for reasons other than the adoption of new accounting standards, or indicators of malfeasance by an executive, although there have been no such instances at ConocoPhillips.

As discussed in “Benchmarking-Setting Compensation Targets” on page 19, targets under our long-term incentive programs are based on a guideline value for restricted stock units and stock options as a percent of salary established for each salary grade level of management. Targets generally provide approximately 50 percent of the long-term incentive award in the form of stock options and 50 percent in the form of restricted stock units awarded under the PSP.

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Stock Option Program — The Stock Option Program is designed to maximize medium- and long-term stockholder value. It is the practice under this program to set option exercise prices at not less than 100 percent of the fair market value of the Company’s stock at the time of the grant. For this purpose, the Company uses an average of the high and low stock prices on the date of grant (or the preceding business day, if the markets are closed on the date of grant). Grants are generally made at the Compensation Committee’s February meeting (the date of which is determined at least a year in advance) or, in the case of new hires, on the date of commencement of employment or the date of Compensation Committee approval, whichever is later. Although the Committee retains discretion to adjust stock option awards up or down by up to 30 percent from the specified target, the Committee did not elect to exercise such discretion with respect to the Stock Option Awards granted in February 2008. Since the value of an option is derived solely from an increase in the Company’s stock price, the value of a stockholder’s investment in the Company must appreciate before an option holder receives any financial benefit from the option. We understand that stock options have been criticized for giving executives incentives to increase the price of the stock in the short term to the detriment of the long term. We believe these incentives are countered by the one-third annual vesting schedule for stock options combined with the impact of the PSP’s requirement to hold restricted stock units for an extended period of time. Likewise, our Stock Option Program provides a valuable “completely at-risk” complement to the PSP.

-	Performance Share Program (PSP) — The PSP rewards executives based on their individual performance and the performance of the Company over a three-year period. Each year the Committee establishes a three-year performance period over which it compares the performance of the Company with that of its primary peer group for performance measurement under pre-established criteria for such period. Thus, in any given year, performance is being measured for purposes of three overlapping performance periods. Use of a multi-year performance period helps to focus management on longer-term results, but it can also provide compensation that may seem anomalous if compared only to performance in the current year (which may be better or worse relative to the multi-year period).

A guideline value determines the PSP targets for each PSP participant and is expressed in a number of restricted stock units, set at the beginning of the performance period. The guideline value takes into account a discount due to the estimated foregone dividend payments during the performance period for the targeted award (prior to issuance of the actual award).

Each executive’s individual award is subject to a performance adjustment at the end of the performance period. Although the Compensation Committee maintains final discretion to adjust compensation in accordance with any unique circumstances that may arise, and has done so in the past, program guidelines generally result in an award range between 0 to 200 percent of target. Final awards are based on the Committee’s subjective evaluation of the Company’s performance relative to the established metrics noted above and of each executive’s individual performance and long-term potential, considering input from the CEO for each participant other than himself. Targets for participants whose salary grades are changed during a performance period are prorated for the period of time such participant remained in each relevant salary grade.

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Other Possible Awards — ConocoPhillips may make awards outside the Stock Option Program or the PSP (off-cycle awards). Off-cycle awards are awards granted outside the context of our regular compensation programs (these awards are also commonly referred to as “ad hoc” or “special purpose” awards). Currently, off-cycle awards are granted to certain incoming executive personnel, typically on the first day of employment, (1) to induce an executive to join the Company

(occasionally replacing compensation that will be lost to the executive because of termination from the prior employer); (2) to induce an executive of an acquired company to remain with the Company long enough for the executive to be evaluated in the ConocoPhillips environment; and/or (3) to provide a pro-rata equity award to an executive joining the Company during an ongoing performance period under a plan for which he or she is ineligible because he or she joined the Company during the middle of the performance period. In the past, off-cycle awards have also been used as rewards for successful projects and, in such cases, the Compensation Committee has proposed a shorter period for restrictions on transfer associated with restricted stock units issued under the Performance Share Program which the Committee believes is consistent with the purpose of the award. While it retains discretion to do so, the Compensation Committee has indicated to our management that it does not expect to make off-cycle awards in connection with specific projects in the future. No off-cycle awards were made to any of our Named Executive Officers in 2008. Pursuant to the Compensation Committee’s charter, any off-cycle awards to Senior Officers must be approved by the Compensation Committee.

Broadly-Available Plans

Our Named Executive Officers participate in the same basic benefits package as our other U.S. salaried employees. This includes a basic benefits package consisting of retirement, medical, dental, vision, life insurance and accident insurance plans, as well as flexible spending arrangements for health care and dependent care expenses.

Other Compensation and Personal Benefits

In addition to our four primary compensation program elements, we provide our Named Executive Officers a limited number of additional benefits. These are designed primarily to minimize the amount of time they devote to administrative matters other than Company business, promote a healthy work/life balance, provide opportunities for developing business relationships, and put a human face on our social responsibility programs. However, with respect to our executive life insurance coverage and our defined contribution and defined benefit plans, our primary goal is to provide a competitive package of compensation and benefits. All such programs are approved by the Compensation Committee.

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Financial Planning — Historically, we reimbursed our Named Executive Officers for their costs associated with financial planning up to certain limits. We did this to facilitate tax preparation and the creation of a sound personal investment strategy for our executives. This benefit was discontinued effective at the end of 2008.

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Comprehensive Security Program — Our Board of Directors has adopted a comprehensive security program for our executives in recognition that our executives face personal safety risks in their roles as representatives of a global, integrated energy company. Under this program, our Manager of Global Security monitors changing developments in risk and threat analysis and security systems and services and recommends to management appropriate security measures. Other than in the case of a serious and immediate risk of harm, changes to the program are approved by our Board of Directors. In the Summary Compensation Table in the “All Other Compensation” column, we have reflected certain costs associated with this program, such as personal use of Company aircraft, the use of Company automobiles, and home security expenses. Although the Company does not believe that these services are compensatory in nature, we believe we are required to classify them as personal benefits in this proxy statement.

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Personal Entertainment —We purchase tickets to various cultural, charitable, civic, entertainment and sporting events for business development and relationship-building purposes, as well as to maintain our involvement in communities in which the Company operates. Occasionally, our employees, including our executives, make personal use of tickets that would not otherwise be used for business purposes. We believe these tickets offer an opportunity to significantly increase morale at a very low or no incremental cost to the Company.

-	Tax Gross-Ups — Certain of the personal benefits received by our executives are deemed to be taxable income to the individual by the Internal

Revenue Service. When we believe that such income is incurred for purposes more properly characterized as Company business than personal benefit, we provide further payments to the executive to reimburse the cost of the inclusion of such item in the executive’s taxable income. Most often, these tax gross-up payments are provided for travel by a family member or other personal guest of an executive to attend a meeting or function in furtherance of Company business, such as Board meetings, Company-sponsored events, and industry and association meetings where spouses or other guests are invited or expected to attend.

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Matching Gift Program — Each of our executives is eligible for our charitable matching gift program. This program provides a dollar-for-dollar match of a gift of cash or securities, up to a maximum of $15,000 per executive (or $7,500 for retired executives) during any one calendar year. We provide this program to support personal charitable giving by our executives because we believe such support encourages executive involvement in community activities which furthers our mission of being a good community citizen and because we believe our Company image is enhanced by the personal involvement of our executives in charitable activities.

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Executive Life Insurance — We maintain life insurance policies and/or death benefits for all of our U.S. based salaried employees (at no cost to the employee) with a face value approximately equal to their annual salaries. For our executives, we maintain an additional life insurance policy and/or death benefits (at no cost to the executive) with a value equal to their annual salary. These two programs combine to provide an executive with life insurance equal to two times annual salary at no cost to the executive (other than imputed income for tax purposes, which we do not gross up). In addition to these two plans, we also provide our executives the option of purchasing group variable universal life insurance in an amount up to eight times their annual salary. We believe this is a benefit valued by our executives that can be provided at no cost to the Company.

-	Defined Contribution Plans — We maintain the following nonqualified defined contribution plans for our executives. These plans allow deferred amounts to grow tax-free until distributed, and also allow the Company to utilize the money for the duration of the deferral period for general corporate purposes.

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Voluntary Deferred Compensation Plans — The purpose of our voluntary nonqualified deferred compensation plans is to allow executives to defer a portion of their salary and bonus. By making such deferrals, the executive defers paying taxes on such amounts until the year in which distributions are made from the plans. While in these plans, the executives are allowed to direct the investment of deferred amounts held on their behalf.

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Make-Up Plans — The purpose of our nonqualified defined contribution make-up plans is to provide benefits that an executive would not otherwise be entitled to receive due to limitations imposed by the Internal Revenue Code.

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Defined Benefit Plans — We also maintain nonqualified defined benefit plans for our executives. The primary purpose of these plans is to provide benefits that an executive would not otherwise be entitled to receive due to limitations imposed by the Internal Revenue Code.

Severance Plans and Changes in Control

We maintain plans to address severance of our executives in certain circumstances as described under the heading “Executive Severance and Changes in Control” beginning on page 51. The structure and use of these plans is competitive within the industry and is intended to aid the Company in attracting and retaining executives.

The Executive Severance Plan was approved by the Compensation Committee and provides benefits to executives in salary grades corresponding to vice president (or equivalent) and higher in the event that the Company discharges the executive without cause. This plan was adopted to provide the Company with flexibility to make personnel changes at the executive level when executives impacted by such changes would not be entitled to the layoff benefits provided in the broad-based severance plan for employees. We believe this plan aids us in recruiting executives externally when necessary as it provides new hires a measure of protection, and it enables us to avoid negotiating individual severance arrangements with newly hired executives or departing executives. We also believe this plan reduces the likelihood and extent of litigation from executive severance.

The Compensation Committee also approved a Change in Control Severance Plan to provide similar benefits in the event of a discharge of covered executives after a change in control of the Company. The Change in Control Severance Plan provides benefits to executives in salary grades corresponding to vice president (or equivalent) and higher in the event that the Company discharges the executive without cause following a change in control. In our view, the severance level provided under the plan is appropriate as it is the current standard for senior executives in many U.S. industries. The Change in Control Severance Plan also incorporates a provision to deal with the impact of the federal excise tax on excess parachute payments. The so-called “golden parachute” tax rules subject “excess parachute payments” to a dual penalty: the imposition of a 20 percent excise tax upon the recipient and non-deductibility of such payments by the paying corporation. While the excise tax is seemingly evenhanded, the excise tax can discriminate against long-serving employees in favor of new hires, against individuals who do not exercise stock options in favor of those who do and against those who elect to defer compensation in favor of those who do not. For these reasons, we believe that the provision of the excise tax gross-up in the Change in Control Severance Plan is appropriate.

Compensation Analysis

In determining performance-based compensation awards for our Named Executive Officers for performance periods concluding in 2008, the Compensation Committee began by considering overall Company performance, including the following accomplishments and operating conditions:

•	Mixed financial performance against the Company’s peers;

•	Strong operational performance in each of the E&P, R&M, Commercial segments;

•	Continued improvement in all HSE metrics;

•	The ongoing worldwide financial crisis and the resulting significant drop in commodity prices; and

•	The advancement of the Company’s strategic initiatives and key projects.

The Committee then considered any adjustments to the awards under our three performance-based compensation programs (VCIP, Stock Option Program and PSP) in accordance with their terms and pre-established criteria, while retaining the discretion to adjust awards based solely on the Committee’s determination of appropriate payouts.

As a result, the Committee made the following award decisions under the Company’s performance-based compensation programs.

2008 VCIP Awards

In determining award payouts under VCIP for 2008, the Compensation Committee considered the following performance criteria:

-	Company Performance for 2008 — In 2008, our VCIP program used both quantitative and qualitative performance measures relating to the Company as a whole, including:

•	Ranking 6th in annual total stockholder return compared with our primary peer group for performance measurement (ExxonMobil, Royal Dutch Shell, BP, Total, and Chevron); and

•	Ranking 4th in annual adjusted return on capital employed compared with the same primary peer group for performance measurement noted above.

•	Ranking 3rd in adjusted income per BOE compared with the same primary peer group for performance measurement noted above.

•	Ranking 2nd in adjusted cash contribution per BOE compared with the same primary peer group for performance measurement noted above.

•	The Compensation Committee also reviewed our health, safety and environmental performance.

Based on such review, the Committee determined that the Company’s performance under these measures in 2008 merited payment of 70% of the targeted amount.

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Business Unit Performance in 2008 — In determining award unit performance, the Committee used quantitative and qualitative performance measures relating to separate business units, including, but not limited to:

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Quantitative metrics specific to each business unit, such as income from continuing operations (adjusted to neutralize the impact of changes in commodity prices, which may be either favorable or unfavorable), control of costs, value added indices, and various milestones set by management;

•	Health, safety and environmental performance within each business unit;

•	Success in developing and implementing strategic plans;

•	Contribution to the growth and success of ConocoPhillips;

•	Leadership in the industry and community; and

•	Social and ethical responsibility.

Mr. Carrig participated in a mix of the staff and operational award units over which he had responsibility weighted to reflect his time of service within such units. Mr. Gallogly participated in all award units within the E&P segment and R&M segment, weighted to reflect his time of service within such business segments. Messrs. Cornelius and Berney participated in staff award units over which they have, or had, responsibility. Mr. Lowe participated in all award units within the E&P segment. The Committee determined that the performance of the applicable award units, when combined with the corporate performance factors, merited base awards of between 89% and 95% of target for each of our named executive officers, other than Mr. Mulva. As noted under “Business Unit Performance Criteria” beginning on page 23, because Mr. Mulva, as CEO, is responsible for overall Company performance, his award is based on overall Company performance.

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Individual Performance Adjustments — Finally, the Committee considered individual adjustments for each Named Executive Officer’s 2008 VCIP award based upon a subjective review of the individual’s impact on the Company’s financial and operational success during the year. The Committee considered the totality of the executive’s performance and long-term potential in deciding the individual adjustments. Based on the foregoing and in the sole discretion and judgment of the Compensation Committee, the Committee approved, at its February 2009 meeting, individual performance adjustments of between 10% and 20% for each of our named executive officers, other than Mr. Mulva. The individual adjustments for these officers reflect the Committee’s recognition of these individuals’ contributions to the strong operational performance in 2008 of their respective staff and operating units. The Committee made no individual adjustments to Mr. Mulva’s award.

Stock Option Awards

Although the Committee retains discretion to adjust stock option awards up or down by up to 30 percent from the specified target, the Committee did not elect to exercise such discretion with respect to the Stock Option Awards granted in February 2008.

PSP Awards (2006-2008 Performance Period)

In February 2006, the Compensation Committee established the fourth performance period under the PSP, for the three-year period beginning January 1, 2006, and ending December 31, 2008 (PSP IV). In determining awards under the PSP for this period, the Committee considered quantitative and qualitative performance measures relating to the Company as a whole, including:

•	Ranking 4th in relative total stockholder return compared with our primary peer group for performance measurement (ExxonMobil, Chevron, Royal Dutch Shell, BP, and Total);

•	Ranking 2nd in relative adjusted return on capital employed compared with the same primary peer group for performance measurement; and

•	Each executive’s individual performance and long-term potential.

Based on such review, the Committee determined that the Company’s performance under the stated criteria during the three-year performance period merited payment of 110% of the targeted amount. With respect to individual adjustments, similar to the 2008 VCIP program, the Committee considered PSP individual adjustments for each Named Executive Officer in recognition of the individual’s personal leadership and contribution to the Company’s financial and operational success over the three-year performance period. Based on the foregoing and in the sole discretion and judgment of the Compensation Committee, the Committee approved individual performance adjustments of between 10% and 15% for each of our named executive officers, other than Mr. Mulva. The Committee made no individual adjustments to Mr. Mulva’s award.

Supplement to Summary Compensation Table

The Executive Compensation Tables beginning on page 35, together with the accompanying narrative disclosures and notes, provide information concerning the total compensation of our Named Executive Officers. However, further explanation is necessary to transparently show how the programs, processes and decisions described within this “Compensation Discussion and Analysis” are reflected in the Executive Compensation Tables. As we discussed in “Compensation Objectives & Process — Compensation Program Design” beginning on page 18, the Compensation Committee sets targets under each of our four primary compensation programs for our Named Executive Officers. Following the close of the relevant performance periods, Company, business unit and individual performance are considered and actual awards are adjusted as appropriate in light of such performance.

The amounts considered by the Committee for annual or program-specific awards both in setting targets and making awards are not necessarily reflected in the amounts shown under the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table on page 35. This difference occurs primarily because the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table do not reflect solely the values of awards made for a particular year, while the amounts considered by the Committee reflect solely the values of awards made for a particular year or program.

The Summary Compensation Table columns include the Financial Accounting Standards Board Statement No. 123(R), “Share-Based Payment” (FAS 123(R)) expense recognized by the Company in the year for all outstanding stock and option awards, which, because of the current “hold-until-retirement” feature of our restricted stock/restricted stock unit programs, can be a substantial amount. Because we currently require our executives to hold restricted stock and restricted stock unit awards for an extended holding period (until retirement for program periods commencing prior to 2009 or, for program periods ending after 2010, the earlier of retirement and at least five years following completion of the program period), any appreciation or depreciation in our stock price during a given year results in the Company recognizing the value of such appreciation or depreciation with respect to certain previously-earned awards in its financial statements, and therefore, in the Summary Compensation Table. The Compensation Committee does not consider the effect of stock price appreciation or depreciation on prior performance-vested awards in making target or award decisions. The Compensation Committee recognizes that the extended holding periods may result in larger amounts being reflected in the Summary Compensation Table than would be the case for awards that fully-vested at the conclusion of the performance period. In the case of such awards, a change in stock price would have no effect on values reported in the Summary Compensation Table. However, the Committee believes our programs best align the interests of executives with those of our stockholders over the long-term.

Other factors we are required to take into account in determining the FAS 123(R) value that is reported in the Summary Compensation Table do not necessarily affect Compensation Committee decisions. The Committee does not consider the age or proximity to retirement of an individual executive in making target or award decisions. However, FAS 123(R) requires that an executive’s age and proximity to retirement eligibility be considered in determining the financial statement impact of his or her stock based awards. As a result, for FAS 123(R) and Summary Compensation Table purposes, an individual who is retirement-eligible will, generally speaking, have a larger amount recognized as compensation expense for the same award than will an executive who is not retirement-eligible.

Finally, changes in accounting rules or interpretation of the application of those rules to our programs may affect the FAS 123(R) value of all or some outstanding awards in the year in which the change in rule or interpretation occurs, resulting in an increase or decrease in the amount reported in the “Stock Awards” and/or “Options Awards” columns of the Summary Compensation Table. However, in making target and award decisions, the Committee considers the value of the awards then being considered under then-prevailing rules and interpretations, and does not consider changes in the value of previously-granted awards resulting from rule or interpretation changes.

The Supplement to the Summary Compensation Table below reconciles the targeted and awarded amounts considered by our Compensation Committee under each of our compensation programs for each Named Executive Officer (other than Mr. Lowe, who announced, in 2008, he was transitioning to a part-time role) with the amount that is required to be reported for 2008 in the Summary Compensation Table on page 35. Targets for equity awards are expressed in dollar amounts (using the assumptions identified in the notes to the table).

SUPPLEMENT TO SUMMARY COMPENSATION TABLE

	J.J. Mulva		J.A. Carrig		J.L Gallogly		S.L. Cornelius		R.C. Berney
	Target	Actual	Target	Actual	Target	Actual	Target	Actual	Target	Actual
Salary	$1,500,000	$1,500,000	$967,333	$967,333	$938,458	$938,458	$599,667	$599,667	$445,333	$445,333
VCIP — Feb 2009	2,025,000	1,417,500	969,752	1,054,944	910,305	991,322	497,723	514,522	289,467	332,308
Stock Options — 2008	5,737,500	5,738,304	1,747,150	1,748,208	1,799,025	1,800,480	856,800	857,648	358,700	360,096
PSP IV — Feb 2009(1)	4,937,500	4,548,864	1,617,679	1,713,946	1,553,997	1,646,423	712,122	721,700	318,737	323,019
Total Compensation Awarded in 2008	14,200,000	13,204,668	5,301,914	5,484,431	5,201,785	5,376,683	2,666,312	2,693,537	1,412,237	1,460,756
Items attributable to FAS 123(R):
-Mark to market, amortization and true-ups on prior awards	N/A	9,519,033	N/A	2,511,309	N/A	1,722,538	N/A	2,612,004	N/A	1,043,958
-Accruals on future awards	N/A	1,544,265	N/A	1,189,877	N/A	494,962	N/A	235,781	N/A	98,711
-Amount to be recognized in other periods on PSP IV	N/A	(5,211,709)	N/A	(1,740,494)	N/A	(1,855,044)	N/A	(721,700)	N/A	(323,019)
-Amortization of prior year option awards	N/A	43,690	N/A	11,656	N/A	—	N/A	427,327	N/A	209,391
-Amount to be recognized in future years on stock option award	N/A	—	N/A	—	N/A	—	N/A	(380,669)	N/A	(224,199)
Other items:
Change in pension value	N/A	9,776,065	N/A	3,644,373	N/A	2,842,903	N/A	774,791	N/A	487,264
All other compensation	N/A	515,975	N/A	142,803	N/A	174,646	N/A	104,968	N/A	75,000
Amount per Summary Compensation Table	N/A	29,391,987	N/A	11,243,955	N/A	8,756,688	N/A	5,746,039	N/A	2,827,862

(1)	As described in our Compensation Discussion and Analysis, our PSP is based on a three-year performance cycle. As such, the target amounts shown above related to the three-year performance period ending December 31, 2008 (PSP IV) reflect the initial targeted compensation that was established in February 2006 for the 2006-2008 performance period, including adjustments for promotions that occurred during the period. As also described in our Compensation Discussion and Analysis, the Performance Share Program converts targeted compensation to share units based on the Company’s stock price at the beginning of the performance period, including an adjustment for foregone dividends. Without giving effect to share price depreciation throughout the three-year performance period, the “Actual” amount reported above for PSP IV would have been $5,431,250 for Mr. Mulva, $2,046,364 for Mr. Carrig, $1,965,806 for Mr. Gallogly, $861,668 for Mr. Cornelius, and $385,672 for Mr. Berney. The difference between these amounts and the amounts shown in the Actual column above is attributable to stock price depreciation of 11 percent during the 2006-2008 performance period.

SUPPLEMENTAL TABLE — 2009 TARGET COMPENSATION

In addition to determining the 2008 compensation payouts, the Compensation Committee established the targets for 2009 compensation for our Named Executive Officers (other than Mr. Lowe, who announced, in 2008, he was transitioning to a part-time role) under our four primary compensation programs.

As discussed under “Performance-Based Pay Programs” beginning on page 24, with the exception of salary, the targeted amounts shown below are performance-based and, therefore, actual amounts received under such programs, if any, may differ from the targets shown below.

Name	Salary	2009 VCIP Target Value	2009 Stock Option Award Target Value	PSP VII (2009-2011) Target Value	Total 2009 Target Compensation
J.J. Mulva	$1,500,000	$2,025,000	$5,737,500	$5,737,500	$15,000,000
J.A. Carrig	1,145,000	1,259,500	3,549,500	3,549,500	9,503,500
J.L. Gallogly	1,017,500	986,975	2,111,313	2,111,313	6,227,101
S.L. Cornelius	678,000	562,740	1,067,850	1,067,850	3,376,440
R.C. Berney	450,000	292,500	382,500	382,500	1,507,500

Stock Performance Graph

This graph shows ConocoPhillips’ cumulative total stockholder return over the five-year period from December 31, 2003, to December 31, 2008. The graph also shows the cumulative total returns for the same five-year period of the S&P 500 Index and our performance peer group of companies consisting of BP, Chevron, ExxonMobil, Royal Dutch Shell, and Total. The comparison assumes $100 was invested on December 31, 2003, in ConocoPhillips stock, in the S&P 500 Index and in ConocoPhillips’ peer group and assumes that all of the dividends were reinvested.

Five-Year Cumulative Total Stockholder Return

Five Years Ended December 31, 2008

	December 31
	Initial	2004	2005	2006	2007	2008
ConocoPhillips	$100	$136	$185	$234	$294	$177
Peer Group(1)	100	123	138	172	210	161
S&P 500	100	111	116	135	142	90

(1)	Performance Peer Group consists of BP, Chevron, ExxonMobil, Royal Dutch Shell, and Total.

Executive Compensation Tables

The following tables and accompanying narrative disclosures and footnotes provide information concerning total compensation paid to the Chief Executive Officer, the Chief Financial Officer, and certain other officers of ConocoPhillips (the “Named Executive Officers”). Please also see our discussion of the relationship between the “Compensation Discussion and Analysis” to these tables under “Compensation Analysis” beginning on page 28. The data presented in the tables that follow include amounts paid to the Named Executive Officers by ConocoPhillips or any of its subsidiaries in 2008. Information about stock and stock-based awards has been adjusted in the tables below to reflect the 2-for-1 split of the Company’s common stock that was effective on June 1, 2005.

SUMMARY COMPENSATION TABLE

As discussed in the Compensation Discussion and Analysis section of this proxy statement, ConocoPhillips provides its executives with a number of compensation and benefit arrangements. The Summary Compensation Table below reflects amounts earned with respect to 2008 under those arrangements. We have excluded arrangements that are generally available to our U.S.-based salaried employees, such as our medical, dental, disability, and flexible spending account arrangements, since all of our Named Executive Officers are U.S.-based salaried employees. Salary and other compensation for these officers are set by the Compensation Committee of the Board of Directors, as described in the Compensation Discussion and Analysis. Based on the salary and total compensation amounts for Named Executive Officers for 2008 shown in the table below, salary accounted for approximately 8.3 percent of the total compensation of the Named Executive Officers, and incentive compensation programs (stock awards, option awards, and non-equity incentive plan compensation) accounted for approximately 60.4 percent of the total compensation for Named Executive Officers. For the CEO alone in 2008, salary accounted for approximately 5.1 percent of the total compensation, and incentive compensation programs accounted for approximately 59.9 percent of the total compensation. These numbers reflect the emphasis placed by the Company on performance-based pay, as discussed in the Compensation Discussion and Analysis section of this proxy statement.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)
J.J. Mulva	2008	$1,500,000	$—	$10,400,453	$5,781,994	$1,417,500	$9,776,065	$515,975	$29,391,987
Chairman and CEO	2007	1,500,000	—	37,949,152	5,542,175	3,442,500	1,727,552	387,647	50,549,026
	2006	1,500,000	—	26,396,778	6,340,259	3,383,775	5,449,910	373,302	43,444,024
J.A. Carrig	2008	967,333	—	3,674,638	1,759,864	1,054,944	3,644,373	142,803	11,243,955
President and COO	2007	817,500	—	11,224,184	1,632,457	1,186,291	1,424,708	131,239	16,416,379
	2006	695,000	—	6,238,265	1,698,868	1,017,967	1,931,140	101,195	11,682,435
J.L. Gallogly(8)	2008	938,458	—	2,008,879	1,800,480	991,322	2,842,903	174,646	8,756,688
Executive Vice President, Exploration and Production	2007	858,666	—	3,261,590	2,301,421	1,237,698	1,046,381	135,002	8,840,758
	2006	612,747	—	1,867,784	532,879	882,037	103,786	170,455	4,169,688

J.E. Lowe	2008	817,367	—	1,503,315	1,065,926	817,424	1,241,031	141,742	5,586,805
Assistant to CEO	2007	660,400	—	2,634,613	670,000	888,638	705,492	119,749	5,678,892
	2006	583,500	—	(2,050,163)	570,356	856,221	787,016	79,329	826,259
S.L. Cornelius	2008	599,667	—	2,847,785	904,306	514,522	774,791	104,968	5,746,039
Senior Vice President, Finance, and CFO	2007	515,000	—	1,584,780	466,048	596,607	1,088,376	84,684	4,335,495
	2006	451,000	—	(688,065)	357,501	472,648	813,930	64,881	1,471,895
R.C. Berney	2008	445,333	—	1,142,669	345,288	332,308	487,264	75,000	2,827,862
Vice President and Controller	2007	418,001	—	1,419,738	232,786	406,464	287,879	60,399	2,825,267
	2006	394,170	—	(496,702)	199,850	399,688	517,896	54,634	1,069,536

(1)	Includes any amounts that were voluntarily deferred to the Company’s Key Employee Deferred Compensation Plan.

(2)	Because our primary bonus arrangement for salaried employees (the Variable Cash Incentive Program or VCIP) has mandatory performance measures that must be achieved before there is any payout to Named Executive Officers, amounts paid under VCIP are shown in the Non-Equity Incentive Plan Compensation column of the table, rather than the bonus column. In proxy statements relating to annual meetings prior to 2007, these amounts were shown in the bonus column. See Note (5) below for a discussion of VCIP awards shown in the table above.

(3)	Amounts shown in the Stock Awards column represent the dollar amount recognized for financial statement reporting purposes for the fiscal years ended December 31, 2008, December 31, 2007, and December 31, 2006, as applicable, as determined under FAS 123(R). FAS 123(R) may require us to include amounts attributable to awards approved both in and prior to the applicable year. See the “Share-Based Compensation Plans” section of Note 20 in the Notes to Consolidated Financial Statements in the Company’s 2008 Annual Report on Form 10-K for a discussion of the relevant assumptions used in this determination.

The amounts shown for stock awards are from our Performance Share Program (PSP), from long-term incentive programs of predecessor companies and from off-cycle awards. These may include awards that were originally set as target awards as early as 1998 and may extend to actual awards that are expected to be finalized as late as 2011. No new awards were made by the Company in 2008, 2007, or 2006 under long-term incentive programs of predecessor companies, but in accordance with FAS 123(R), values under these programs are taken into account for long periods of time after the actual approval of an award. The amounts shown for awards from PSP relate to performance periods that began in the years presented or earlier. Performance periods under PSP generally cover a three-year period and, as a new performance period has begun each year since the program commenced in 2003, there are three overlapping performance periods ongoing at any time. Amounts during 2006 may include reversals of prior year expense associated with the implementation of FAS 123(R).

In February 2006, the Compensation Committee determined performance and approved final payout with regard to the performance period that began in 2003 and ended in 2005. In December 2006, the Compensation Committee approved the commencement of a performance period covering 2007 through 2009. In February 2007, the Compensation Committee determined performance and approved final payout with regard to the performance period that began in 2004 and ended in 2006. In December 2007, the Compensation Committee approved the commencement of a performance period covering 2008 through 2010. In February 2008, the Compensation Committee determined performance and approved final payout with regard to the performance period that began in 2005 and ended in 2007. In February 2009, the Compensation Committee approved the commencement of a performance period covering 2009 through 2011 and determined performance and approved final payout with regard to the performance period that began in 2006 and ended in 2008.

Awards under PSP are made in restricted stock or restricted stock units that will generally be forfeited if the employee is terminated prior to age 65 (other than for death or following disability or after a change in control). In the event of termination due to layoff or early retirement after age 55 with five years of service, a value for the forfeited restricted stock or restricted stock units will generally be credited to a deferred compensation account for the employee for awards made prior to 2005; for later awards, restrictions lapse in the event of termination due to layoff or early retirement after age 55 with five years of service, unless the employee has elected to defer receipt of the stock until a later time.

We set forth the cost to the Company under FAS 123(R), using the modified prospective transition method required by the Securities Exchange Commission for purposes of this disclosure. Thus, if a Named Executive Officer has attained the early retirement age of 55 with five years of service before July of the year in which final payouts are made, amounts shown reflect a ratable portion of the FAS 123(R) value for a targeted award under PSP. If a Named Executive Officer is not projected to attain age 55 with five years of service before July of the year in which such awards are made, no expense is recognized when a target is established. In this circumstance, expense is recognized only with a final award, and that cost is amortized over the period remaining until the Named Executive Officer will attain age 55 with five years of service.

(4)	Amounts represent the FAS 123(R) valuation for the years ended December 31, 2008, December 31, 2007, and December 31, 2006 and, thus, may include amounts attributable to awards approved in and prior to the applicable year. All such options were awarded under the Company’s Stock Option (and Stock Appreciation Rights) Program. Options awarded to Named Executive Officers under that program generally vest in three equal annual installments beginning with the first anniversary from the date of grant and expire ten years after the date of grant. However, in the event that a Named Executive Officer has attained the early retirement age of 55 with five years of service, the value of the options granted is taken in the year of grant or over the number of months until the executive attains age 55 with five years of service. Therefore, the amounts shown for Messrs. Mulva, Carrig, and Gallogly include the full grant value of the options granted in 2008. The amounts include approximately one-third of the value of options granted in 2006, one-third of the value of options granted in 2007, and one-third of the value of options granted in 2008 for Messrs. Lowe and Berney. For Mr. Cornelius, the amounts include approximately one-third of the value of the options granted in 2006, two-fifths of the value of the options granted in 2007, and five-ninths of the value of the options granted in 2008 (due to his age being within three years of age 55). See the “Share-Based Compensation Plans” section of Note 20 in the Company’s 2008 Annual Report on Form 10-K for a discussion of the relevant assumptions used in this determination.

Option awards are made in February of each year at a regularly-scheduled meeting of the Compensation Committee. Occasionally, option awards may be made at other times, such as upon the commencement of employment of an individual. In determining the number of shares to be subject to these option grants, the Compensation Committee used a Black-Scholes-Merton-based methodology to value the options. In February 2009, the Compensation Committee determined option awards for that year, which become exercisable on the anniversary date of the grant in years 2010, 2011, and 2012, so some of the value will be shown in subsequent proxy statements. In February 2008, the Compensation Committee determined option awards for that year, which become exercisable on the anniversary date of the grant in years 2009, 2010, and 2011, so some of the value will be shown in subsequent proxy statements. In February 2007, the Compensation Committee determined option awards for that year, which will vest on the anniversary date of the grant in years 2008, 2009, and 2010, so some of the value will be shown in subsequent proxy statements and in February 2006, the Compensation Committee determined option awards for that year, which will become exercisable on the anniversary date of the grant in years 2007, 2008, and 2009, so some of the value will be shown in subsequent proxy statements. With respect to Mr. Gallogly, amounts in 2006 also reflect the award made in connection with the commencement of his employment.

(5)	Includes amounts paid under VCIP, our primary non-equity incentive arrangement and includes amounts that were voluntarily deferred to the Company’s Key Employee Deferred Compensation Plan. For the 2008 program year, payments were made in February 2009, for the 2007 program year, payments were made in February 2008 and for the 2006 program year payments were made in February 2007. See also Note (2) above.

With regard to Named Executive Officers, the Compensation Committee sets two tiers of performance criteria. First, performance criteria under VCIP apply to all eligible employees, including the Named Executive Officers. The Compensation Committee assessed individual performance of Senior Officers, including all of the Named Executive Officers, at its February 2009 meeting for the 2008 program year, at its February 2008 meeting for the 2007 program year, and at its February 2007 meeting for the 2006 program year. Under VCIP, the amounts of individual awards are discretionary, but are expected, except in extraordinary cases, to range from zero to 200 percent of the target amount for the award year, based on the Compensation Committee’s assessment of total Company and business unit performance, with an award for individual performance available of up to an additional 50 percent. At its February 2009 meeting, the Compensation Committee approved the individual awards for Senior Officers, including the Named Executive Officers, for the 2008 program year. At its February 2008 meeting, the Compensation Committee approved the individual awards for Senior Officers, including the Named Executive Officers, for the 2007 program year. At its February 2007 meeting, the Compensation Committee approved the individual awards for Senior Officers, including the Named Executive Officers, for the 2006 program year. Individual awards for other employees were approved by the CEO effective at the same time.

In addition, in order for a Named Executive Officer to receive any award under VCIP a second set of threshold criteria must be met. This tier of performance measure and methodology is designed to meet requirements for deductibility of this item of compensation under section 162(m) of the Internal Revenue Code. Pursuant to this tier, a maximum payment for the performance period under VCIP is set, but it is subject to downward adjustment through the application of the generally applicable methodology for VCIP awards discussed in the prior paragraph, so it effectively establishes a ceiling for VCIP payments to each Named Executive Officer. Performance criteria for the 2008 program year required that the Company meet one of the following measures as a threshold to an award being made to any Named Executive Officer: (1) Top two-thirds of specified companies in improvement in return on capital employed (adjusted to purchase accounting); (2) Top two-thirds of specified companies in total stockholder return; (3) Top two-thirds of specified companies in income per barrel-of-oil-equivalent; or (4) Cash from operations (normalized to assumptions made in our budgeting process as to price for oil equivalents and excluding non-cash working capital) of at least $14.875 billion. In addition to ConocoPhillips, the specified companies for this purpose were BP, Chevron, ExxonMobil, Royal Dutch Shell, and Total. At its February 2009 meeting, the Compensation Committee determined that this threshold had been achieved. Performance criteria for the 2007 program year required that the Company meet one of the following measures as a threshold to an award being made to any Named Executive Officer: (1) Top two-thirds of specified companies in return on capital employed (adjusted to pooling accounting); (2) Top two-thirds of specified companies in total stockholder return; (3) Top two-thirds of specified companies in income per barrel-of-oil-equivalent; or (4) Cash from operations (normalized to assumptions made in our budgeting process as to price for oil equivalents and excluding non-cash working capital) of at least $14.5 billion. In addition to ConocoPhillips, the specified companies for this purpose were BP, Chevron, ExxonMobil, Royal Dutch Shell, and Total. At its February 2008 meeting, the Compensation Committee determined that this threshold had been achieved. Performance criteria for the 2006 program year required that the Company meet one of the following measures as a threshold to an award being made to any Named Executive Officer: (1) Top two-thirds of specified companies in return on capital employed (adjusted to pooling accounting); (2) Top two-thirds of specified companies in total stockholder return; or (3) Cash from operations (normalized to assumptions made in our budgeting process as to price for oil equivalents and excluding non-cash working capital) of at least $9 billion. In addition to ConocoPhillips, the specified companies for this purpose were BP, Chevron, ExxonMobil, Royal Dutch Shell, and Total. At its February 2007 meeting, the Compensation Committee determined that this threshold had been achieved.

(6)	Amounts shown in the Change in Pension Value and the Nonqualified Deferred Compensation Earnings column represent the actuarial increase in the present value of the Named Executive Officer’s benefits under all pension plans maintained by the Company determined using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements. Interest rate assumption changes have a significant impact on the pension values with periods of lower interest rates having the effect of increasing the actuarial values reported.

(7)	As discussed in the Compensation Discussion and Analysis section of this proxy statement, ConocoPhillips provides its executives with a number of compensation and benefit arrangements. The table below reflects amounts earned under those arrangements. We have excluded arrangements that are generally available to our U.S.-based salaried employees, such as our medical, dental, disability, and flexible spending account arrangements, since all of our Named Executive Officers are U.S.-based salaried employees. All Other Compensation includes the following amounts, which were determined using actual cost paid by the Company unless otherwise noted:

		Personal Use of Company Aircraft(a)	Automobile Provided by Company(b)	Home Security(c)	Financial Planning(d)	Club Dues(e)	Executive Group Life Insurance Premiums(f)
J.J. Mulva	2008	$54,802	$25,409	$230	$20,000	$—	$11,880
	2007	35,309	22,740	10,498	20,000	—	11,880
	2006	41,154	23,257	1,315	20,000	—	11,190
J.A. Carrig	2008	—	—	—	—	—	4,898
	2007	—	—	—	—	—	4,219
	2006	—	—	—	—	—	1,902
J.L. Gallogly	2008	—	—	599	1,454	—	4,803
	2007	—	—	6,652	2,600	—	4,431
	2006	—	—	5,782	2,250	—	1,691
J.E. Lowe	2008	—	—	—	10,000	—	1,471
	2007	—	—	—	10,000	—	1,169
	2006	—	—	—	5,000	—	1,050
S.L Cornelius	2008	—	—	—	10,000	—	1,633
	2007	—	—	—	10,000	1,306	1,405
	2006	—	—	—	10,000	—	1,245
R.C. Berney	2008	—	—	—	10,000	—	1,229
	2007	—	—	—	10,000	—	1,154
	2006	—	—	—	8,335	—	1,088

		Tax Reimbursement Gross-Up(g)	Relocation(h)	Director Charitable Gift Program(i)	Matching Gift Program(j)	Matching Contributions Under the Tax-Qualified Savings Plans(k)	Company Contributions to Nonqualified Defined Contribution Plans(l)
J.J. Mulva	2008	$27,163	$—	$113,537	$18,500	$22,576	$221,878
	2007	8,427	—	43,628	18,000	22,668	194,497
	2006	11,623	—	48,342	18,500	20,698	177,223
J.A. Carrig	2008	—	—	—	2,500	22,576	112,829
	2007	—	—	—	24,500	22,668	79,852
	2006	—	—	—	15,000	20,693	63,600
J.L. Gallogly	2008	9,168	—	—	21,000	22,576	115,046
	2007	2,943	—	—	5,000	22,668	90,708
	2006	1,387	133,607	—	—	20,829	4,909
J.E. Lowe	2008	585	—	—	14,500	22,576	92,610
	2007	733	—	—	27,500	22,668	57,679
	2006	1,374	—	—	3,600	20,693	47,612
S.L Cornelius	2008	1,252	—	—	13,300	22,576	56,207
	2007	—	—	—	10,864	22,668	38,441
	2006	749	—	—	2,130	20,693	30,064
R.C. Berney	2008	6,022	—	—	2,000	22,221	33,528
	2007	—	—	—	—	22,846	26,399
	2006	761	—	—	1,000	20,908	22,542

(a)	The Comprehensive Security Program of the Company requires that Mr. Mulva fly on Company aircraft, unless a determination is made by the Manager of Global Security that other arrangements are an acceptable risk. Numbers above represent the approximate incremental cost to ConocoPhillips for personal use of the aircraft, including travel for any family member or guest. Approximate incremental cost has been determined by calculating the variable costs for each aircraft during the year, dividing that amount by the total number of miles flown by that aircraft, and multiplying the result by the miles flown for personal use in 2008, 2007, and 2006. Included in incremental costs reported is $24,202 in 2008, $20,551 in 2007, and $17,782 in 2006 associated with flights to the Company hangar or other locations without passengers, commonly referred to as “deadhead” flights. Effective June 22, 2007, the Company and Mr. Mulva entered into an agreement, the Time Share Agreement, with regard to certain of the Company’s aircraft, pursuant to which Mr. Mulva agreed to reimburse the Company for his personal use of the aircraft, subject to certain limitations required by the Federal Aviation Administration. The amounts shown for incremental costs related to the personal use of an aircraft by Mr. Mulva reflect the net incremental costs to the Company after giving effect to any reimbursements received under the Time Share Agreement.

(b)	The value shown in the table represents the approximate incremental cost to the Company of providing and maintaining an automobile, excluding Company security personnel. Approximate incremental cost was calculated using actual expenses incurred during the year. Other executives and employees of the Company may also be required to use Company-provided transportation and security personnel, especially when traveling or living outside of the United States, in accordance with risk assessments made by the Company’s Manager of Global Security.

(c)	The use of a home security system is required as part of ConocoPhillips’ Comprehensive Security Program for certain executives and employees, including the Named Executive Officers noted above based on risk assessments made by the Company’s Manager of Global Security. Amounts shown represent the approximate incremental cost to ConocoPhillips for the installation and maintenance of the home security system with features required by the Company in excess of the cost of a “standard” system typical for homes in the neighborhoods where the Named Executive Officers’ homes are located. The Named Executive Officer pays the cost of the “standard” system himself.

(d)	Historically, the Company had an Executive Financial Planning Program under which financial and tax planning expenses incurred by eligible executives were reimbursed by the Company up to $20,000 for the CEO and up to $10,000 for other Named Executive Officers. This personal benefit was discontinued effective at the end of 2008.

(e)	Historically, the Company had provided a nominal amount for membership in a social club to certain executives for use in conducting Company business. The amount shown here is for annual dues since it is possible for the executive to use the club for personal use. No other amounts for personal use were reimbursed or paid by the Company, although the Company did pay or reimburse any amounts for business use of the club, such as entertaining customers. This personal benefit was discontinued effective at the end of 2007.

(f)	The amounts shown are for premiums paid by the Company for executive group life insurance provided by the Company, with a value equal to the employee’s annual salary. In addition, certain employees of the Company, including the Named Executive Officers, are eligible to purchase group variable universal life insurance policies for which the employee pays all costs, so that there is no incremental cost to the Company.

(g)	The amounts shown are for payments by the Company relating to certain taxes incurred by the employee. These primarily occur when the Company requests family members or other guests to accompany the employee to Company functions and, as a result, the employee is deemed to make a personal use of Company assets (for example, when a spouse accompanies an employee on a Company aircraft). The Company believes that such travel is appropriately characterized as a business expense and, therefore, in such circumstances, if the employee is imputed income in accordance with the applicable tax laws, the Company will generally reimburse the employee for any increased tax costs.

(h)	Mr. Gallogly became an employee of the Company on April 1, 2006. The Company reimbursed Mr. Gallogly for certain of his relocation costs.

(i)	Mr. Mulva is a member of the Board of Directors and as such was entitled to participate in the Director Charitable Gift Program. This program allowed eligible directors to designate charities and tax-exempt educational institutions to receive a donation from the Company of up to $1 million upon his or her death. Directors were vested in the program after one year of service on the Board, and Mr. Mulva was thus eligible. In 2008, as part of its regular review of the compensation of directors, the Committee on Directors’ Affairs decided to discontinue the Director Charitable Gift Program for current directors and future director appointees. With respect to current directors, the Company made payments equal to the net present value of the outstanding awards to charities designated by such directors in 2008. Amounts above reflect the cost to the company of the 2008 payments, less any costs reported in previous periods with respect to the Director Charitable Gift Program.

(j)	The Company maintains a Matching Gift Program under which certain gifts by employees to qualified educational or charitable institutions are matched. For executives, the program matches up to $15,000 with regard to each program year. Administration of the program can cause more than $15,000 to be paid in a single fiscal year of the Company, due to processing claims from more than one program year in that single fiscal year. The amounts shown are for the actual payments by the Company during the year.

(k)	Under the terms of its tax-qualified defined contribution plans, the Company makes matching contributions and allocations to the accounts of its eligible employees, including the Named Executive Officers.

(l)	Under the terms of its nonqualified defined contribution plans, the Company makes contributions to the accounts of its eligible employees, including the Named Executive Officers. See the narrative, table, and notes to the “Nonqualified Deferred Compensation” table for further information.

(8)	Mr. Gallogly became an employee of ConocoPhillips on April 1, 2006. Prior to joining ConocoPhillips, Mr. Gallogly was President and Chief Executive Officer for Chevron Phillips Chemical Company LLC. ConocoPhillips owns a 50 percent interest in Chevron Phillips Chemical Company LLC. None of the compensation or benefits earned by Mr. Gallogly as an employee of Chevron Phillips Chemical Company LLC is included in the Table.

GRANTS OF PLAN-BASED AWARDS TABLE

The Grants of Plan-Based Awards Table is used to show participation by the Named Executive Officers in the incentive compensation arrangements described below.

The columns under the heading Estimated Future Payouts Under Non-Equity Incentive Plan Awards show information regarding the ConocoPhillips Variable Cash Incentive Program (VCIP), a performance-based bonus program that sets a target level and minimum and maximum cash payouts for each one-year performance cycle. These targets are set as a percentage of salary which varies by salary grade level. Minimum possible payouts are set at zero, as the Compensation Committee retains the authority to reduce any award from the target to zero. Maximum possible payouts are set at $10 million for each of the Named Executive Officers, under a limitation of the program designed to comply with section 162(m) of the Internal Revenue Code. This maximum was set at the December 2007 meeting of the Compensation Committee, at which it also approved separate performance criteria for any VCIP payment to the Named Executive Officers with regard to the 2008 program year. In practice, that limit has never been reached in the history of the program, due to the Compensation Committee exercising its discretion to reduce any award from the maximum payout level. Within the parameters of the program, a second (lower) maximum possible payout related to corporate and business unit performance is set at 200 percent of the target level, with a further possible adjustment of up to 50 percent of the target level for individual performance. This applies to all participants in VCIP, including the Named Executive Officers, although since the Compensation Committee has ultimate authority to grant awards, it is permitted to grant awards higher than the maximum set in the program. The maximum possible payouts set forth in the Table are shown at 250 percent of target. The amounts shown in the Table are those applicable to the 2008 program year using a minimum of zero and a maximum of 250 percent of VCIP target for each participant and do not represent actual payouts for that program year. Actual payouts for the 2008 program year were made in February 2009 and are shown in the Summary Compensation Table under the Non-Equity Incentive Plan Compensation column.

The columns under the heading Estimated Future Payouts Under Equity Incentive Plan Awards show information regarding the ConocoPhillips Performance Share Program (PSP), a performance-based program that sets a target level and minimum and maximum restricted stock unit payouts at the conclusion of the three-year performance period. The Compensation Committee, at its annual compensation review and approval meeting in February, approves targets for each of the Senior Officers of the Company, including each of the Named Executive Officers. These targets are set as a percentage of salary, which varies by salary grade level. Minimum possible payouts are set at zero, as the Compensation Committee retains the authority to reduce any award from the target to zero. Within the parameters of the program, the maximum possible payout is set at 200 percent of the target level. This applies to all participants in PSP, including the Named Executive Officers, although since the Compensation Committee has ultimate authority to grant awards, it may grant awards higher than the maximum set in the program. The maximum possible payouts set forth in the Table for Named Executive Officers are shown at 200 percent of target. The amounts shown in the Table are those set for 2008 compensation tied to the 2008 through 2010 program period under PSP (PSP VI) and do not represent actual payouts for that program year. Actual payouts of restricted stock or restricted stock units, if any, for PSP VI are not expected to be made until February 2011, after the close of the three-year performance period.

The All Other Stock Awards column reflects any off-cycle stock awards or any other stock awards outside of PSP. There were no such awards to our Named Executive Officers approved in 2008.

The All Other Option Awards column reflects option awards granted in 2008 to our Named Executive Officers. Option awards are generally granted under our Stock Option (and Stock Appreciation Rights) Program (SOP), although off-cycle option awards or other option awards outside of SOP are possible under the 2004 Omnibus Plan. In 2008, there were no option awards to Named Executive Officers other than those made under SOP. Targets for option awards under SOP are set as a percentage of salary, which varies by salary grade level. The option awards shown were granted on the same day that the target was approved. For the 2008 program year under SOP, targets were set and awards granted at the regularly scheduled February 2008 meeting of the Compensation Committee.

Name	Grant Date(1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards Average Price ($Sh)(5)	Exercise or Base Price of Option Awards Closing Price ($Sh)(6)	Grant Date Fair Value of Stock and Option Awards(7)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
J.J. Mulva	2/14/2008	$ —	$2,025,000	$5,062,500	—	—	—	—	—	$ —	$ —	$ —
	2/14/2008	—	—	—	—	68,716	137,432	—	—	—	—	5,454,676
	2/14/2008	—	—	—	—	—	—	—	296,400	79.38	78.96	5,738,304
J.A. Carrig	2/14/2008	—	969,752	2,424,380	—	—	—	—	—	—	—	—
	2/14/2008	—	—	—	—	20,925	41,850	—	—	—	—	1,661,027
	2/14/2008	—	—	—	—	—	—	—	90,300	79.38	78.96	1,748,208
	10/1/2008	—	—	—	—	3,234	6,468	—	—	—	—	227,657
	10/1/2008	—	—	—	—	12,933	25,866	—	—	—	—	910,419
	10/1/2008	—	—	—	—	16,189	32,378	—	—	—	—	1,139,625
J.L. Gallogly	2/14/2008	—	910,305	2,275,763	—	—	—	—	—	—	—	—
	2/14/2008	—	—	—	—	21,546	43,092	—	—	—	—	1,710,321
	2/14/2008	—	—	—	—	—	—	—	93,000	79.38	78.96	1,800,480
J.E. Lowe	2/14/2008	—	792,846	1,982,115	—	—	—	—	—	—	—	—
	2/14/2008	—	—	—	—	18,743	37,486	—	—	—	—	1,487,819
	2/14/2008	—	—	—	—	—	—	—	80,900	79.38	78.96	1,566,224
S.L. Cornelius	2/14/2008	—	497,723	1,244,308	—	—	—	—	—	—	—	—
	2/14/2008	—	—	—	—	10,261	20,522	—	—	—	—	814,518
	2/14/2008	—	—	—	—	—	—	—	44,300	79.38	78.96	857,648
R.C. Berney	2/14/2008	—	289,467	723,668	—	—	—	—	—	—	—	—
	2/14/2008	—	—	—	—	4,296	8,592	—	—	—	—	341,016
	2/14/2008	—	—	—	—	—	—	—	18,600	79.38	78.96	360,096

(1)	The grant date shown is the date on which the Compensation Committee approved the target awards under the compensation programs discussed in the narrative above and reflected in the table, except, with regard to the October 1, 2008, awards shown for Mr. Carrig. Under the terms of the Performance Share Program, an adjustment in the target and maximum awards under three ongoing performance periods automatically occurred on the effective date of his promotion, which promotion was effective October 1, 2008, and was approved in advance by the Compensation Committee.

(2)	Threshold and maximum are based on the program provisions under VCIP. Actual awards earned can range from zero to 200 percent of the target awards for corporate and business unit performance, with a further possible adjustment of up to 50 percent of the target awards for individual performance. The Compensation Committee retains the authority to make awards under the program at its discretion, including the discretion to make awards greater than the maximum payout.

(3)	Threshold and maximum are based on the program provisions under PSP. Actual awards earned can range from zero to 200 percent of the target awards. The Compensation Committee retains the authority to make awards under the program at its discretion, including the discretion to make awards greater than the maximum payout. Mr. Carrig was promoted effective October 1, 2008, resulting, under the terms of the Performance Share Program, in an adjustment in the target and maximum awards under three ongoing performance periods. This adjustment is shown as separate awards on that date.

(4)	These amounts represent stock options granted during 2008.

(5)	The exercise price is the average of the high and low prices of ConocoPhillips common stock, as reported on the NYSE, on the date of the grant (or on the last preceding date for which there was a reported sale, in the absence of any reported sales on the grant date); therefore, on the grant date, the option has no immediately realizable value and any potential payout reflects an increase in share price after the grant date. The Company’s stockholder-approved 2004 Omnibus Stock and Performance Incentive Plan provides for the use of such an average price in setting the exercise price on options, unless the Compensation Committee directs otherwise.

(6)	The closing price is the closing price of ConocoPhillips common stock, as reported on the NYSE, on the date of the grant.

(7)	For equity incentive plan awards, these amounts represent the grant date fair value at target level under PSP as determined pursuant to FAS 123(R). For option awards, these amounts represent the grant date fair value of the option awards using a Black-Scholes-Merton-based methodology to value the options in accordance with FAS 123(R). Actual value realized upon option exercise depends on market prices at the time of exercise. For other stock awards, these amounts represent the grant date fair value of the restricted stock or restricted stock unit awards determined pursuant to FAS 123(R). See the “Share-Based Compensation Plans” section of Note 20 in the Company’s 2008 Annual Report on Form 10-K, for a discussion of the relevant assumptions used in this determination. Under the terms of the Performance Share Program, Mr. Carrig received incremental targeted awards on the three ongoing performance periods due to a change in salary grade.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

	Option Awards(1)						Stock Awards(7)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
J.J. Mulva	136,204	—		—	$26.330	7/26/2009	—	$—	—	$—
	3,796	—		—	26.330	7/26/2009	—	—	—	—
	233,600	—		—	23.440	10/11/2009	—	—	—	—
	335,600	—		—	31.140	10/9/2010	—	—	—	—
	478,000	—		—	27.385	10/8/2011	—	—	—	—
	1,500,000	—		—	25.655	11/17/2011	—	—	—	—
	1,500,000	—		—	32.065	11/17/2011	—	—	—	—
	12,738	—		—	23.550	10/22/2012	—	—	—	—
	413,062	—		—	23.550	10/22/2012	—	—	—	—
	606,000	—		—	24.370	2/10/2013	—	—	—	—
	745,200	—		—	32.810	2/8/2014	—	—	—	—
	392,800	—		—	47.830	2/4/2015	—	—	—	—
	179,200	89,600	(3)	—	59.075	2/10/2016	—	—	—	—
	92,166	184,334	(4)	—	66.370	2/8/2017	—	—	—	—
	—	296,400	(5)	—	79.380	2/14/2018	—	—	—	—
				—			2,761,655	143,053,729	141,443	7,326,747
J.A. Carrig	10,200	—		—	27.385	10/8/2011	—	—	—	—
	49,662	—		—	23.550	10/22/2012	—	—	—	—
	122,200	—		—	24.370	2/10/2013	—	—	—	—
	126,200	—		—	32.810	2/8/2014	—	—	—	—
	104,600	—		—	47.830	2/4/2015	—	—	—	—
	52,332	26,168	(3)	—	59.075	2/10/2016	—	—	—	—
	26,933	53,867	(4)	—	66.370	2/8/2017	—	—	—	—
	—	90,300	(5)	—	79.380	2/14/2018	—	—	—	—
							422,144	21,867,059	71,289	3,692,770
J.L. Gallogly	700	—		—	26.565	9/13/2009	—	—	—	—
	2,100	—		—	26.565	9/13/2009	—	—	—	—
	3,472	—		—	23.440	10/11/2009	—	—	—	—
	1,800	—		—	31.470	9/26/2010	—	—	—	—
	42,132	21,068	(6)	—	64.770	4/4/2016	—	—	—	—
	31,666	63,334	(4)	—	66.370	2/8/2017	—	—	—	—
	—	93,000	(5)	—	79.380	2/14/2018	—	—	—	—
							85,183	4,412,479	46,516	2,409,529
J.E. Lowe	70,200	—		—	47.830	2/4/2015	—	—	—	—
	33,932	16,968	(3)	—	59.075	2/10/2016	—	—	—	—
	18,200	36,400	(4)	—	66.370	2/8/2017	—	—	—	—
	—	80,900	(5)	—	79.380	2/14/2018	—	—	—	—
							287,443	14,889,547	39,862	2,064,852

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

(Continued)

	Option Awards(1)						Stock Awards(7)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
S.L. Cornelius	45,000	—		—	$32.810	2/8/2014	—	$—	—	$—
	47,600	—		—	47.830	2/4/2015	—	—	—	—
	21,666	10,834	(3)	—	59.075	2/10/2016	—	—	—	—
	11,933	23,867	(4)	—	66.370	2/8/2017	—	—	—	—
	—	44,300	(5)	—	79.380	2/14/2018	—	—	—	—
							113,133	5,860,289	22,165	1,148,147
R.C. Berney	29,400	—		—	24.370	2/10/2013	—	—	—	—
	33,600	—		—	32.810	2/8/2014	—	—	—	—
	25,400	—		—	47.830	2/4/2015	—	—	—	—
	11,600	5,800	(3)	—	59.075	2/10/2016	—	—	—	—
	6,333	12,667	(4)	—	66.370	2/8/2017	—	—	—	—
	—	18,600	(5)	—	79.380	2/14/2018	—	—	—	—
							110,632	5,730,738	9,279	480,652

(1)	All options shown in the table have a maximum term for exercise of ten years from the grant date. Under certain circumstances, the terms for exercise may be shorter, and in certain circumstances, the options may be forfeited and cancelled. All awards shown in the table have associated restrictions upon transferability.

(2)	The options shown in this column vested and became exercisable in 2008 or prior years (although under certain termination circumstances, the options may still be forfeited). Following the merger of Conoco and Phillips, options become exercisable in one-third increments on the first, second, and third anniversaries of the grant date.

(3)	Represents the final one-third vesting of the February 10, 2006 grant, which became exercisable on February 10, 2009.

(4)	Represents the final two-thirds vesting of the February 8, 2007 grant, half of which became exercisable on February 8, 2009, and the other half will become exercisable on February 8, 2010.

(5)	Represents the February 14, 2008 grant, one-third of which became exercisable on February 14, 2009, one-third of which will become exercisable on February 14, 2010, and the final third will become exercisable on February 14, 2011.

(6)	Represents the final one-third of a stock option award granted upon employment which will become exercisable on April 4, 2009.

(7)

No stock awards were made to the Named Executive Officers in 2008 except as a long-term incentive award under the Company’s Performance Share Program (shown in the columns labeled “Stock Awards”) or pursuant to elections made by a Named Executive Officer to receive cash compensation in the form of restricted stock units. Amounts above include PSP awards for the three-year performance period ending December 31, 2008 (PSP IV), as follows: Mr. Mulva, 100,041 shares; Mr. Carrig, 37,694 shares; Mr. Gallogly, 36,209 shares; Mr. Lowe, 27,868 shares; Mr. Cornelius, 15,872 shares; and Mr. Berney, 7,104 shares. Stock awards shown in the columns entitled Number of Shares or Units of Stock That Have Not Vested (#) and Market Value of Shares or Units of Stock That Have Not Vested ($) continue to have restrictions upon transferability. Under PSP, stock awards are made in the form of restricted stock units or restricted stock, the former having been used in the most recent awards. The terms and conditions of both are substantially the same, requiring restriction on transferability until separation from service from the Company. Forfeiture is expected to occur if the separation is not the result of death, disability, layoff, retirement after the executive has reached the age of 55 with five years of service, or after a change of control, although the Compensation Committee has the authority to waive forfeiture. Restricted stock awards have voting rights and pay dividends. Restricted stock unit awards have no voting rights and pay dividend equivalents. Dividend equivalents, if any, on restricted stock units held are paid in cash or credited to each officer’s account in the form of additional stock units. Neither pays dividends or dividend equivalents at preferential rates. Restricted stock held by the Named Executive Officers prior to November 17, 2001 was converted to restricted stock units prior to the completion of the merger, with the original restrictions still in place. In addition to stock awards actually granted, the Table reflects potential stock awards to Named Executive Officers under ongoing performance periods for PSP, for the performance periods from 2007 through 2009 and 2008 through 2010. These are shown at target levels in the columns entitled Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) and Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($). There is no assurance that these awards will be granted at, below, or above target after the end of the relevant performance periods, as the determination of whether to make an actual grant and the amount of any actual grant for Named Executive Officers is within the discretion of the Compensation Committee. Until an actual grant is made, these target awards have no voting rights and pay no dividends or dividend equivalents. Stock awards shown reflect closing price at the end of 2008 ($51.80 as of December 31, 2008).

Amounts presented in Number of Shares or Units of Stock That Have Not Vested (#) and Market Value of Shares or Units of Stock That Have Not Vested ($) represent restricted stock and restricted stock unit awards granted with respect to prior periods. The plans and programs under which such grants were made provide that awards made in the form of restricted stock and restricted stock units be held in such form until the recipient retires. If such awards immediately vested upon completion of the relevant performance period, as we are informed by our compensation consultant is more typical for restricted stock programs, the amounts reflected in this column would be zero.

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized Upon Vesting ($)
J.J. Mulva	149,000	$7,003,380	—	$ —
J.A. Carrig	102,800	6,468,604	—	—
J.L. Gallogly	—	—	—	—
J.E. Lowe	97,800	5,025,952	—	—
S.L. Cornelius	—	—	—	—
R.C. Berney	71,800	4,475,249	—	—

PENSION BENEFITS

ConocoPhillips maintains several defined benefit plans for its eligible employees. With regard to U.S.-based salaried employees, the primary defined benefit plan that is qualified under the Internal Revenue Code is the ConocoPhillips Retirement Plan (CPRP).

The CPRP is a non-contributory plan that is funded through a trust. The CPRP consists of six titles, each one corresponding to a different pension formula and having numerous other differences in terms and conditions. Employees are eligible for current participation in only one title, and eligibility is based on heritage company and time of hire. Of the Named Executive Officers, Messrs. Mulva, Carrig, Gallogly, Berney, and Lowe, (having been employees of Phillips) are eligible for, and vested in, benefits under Title I of the CPRP, while Mr. Cornelius (having been an employee of Conoco) is eligible for, and vested in, benefits under Title IV. Both Titles I and IV provide a final average earnings type of pension benefit for eligible employees payable at normal or early retirement from the Company. Under both Titles I and IV, normal retirement occurs upon termination on or after age 65. Under Title I, early retirement can occur at age 55 with five years of service (or if laid off after age 50 with five years of service), while under Title IV, early retirement can occur at age 50 with 10 years of service. Under Title I, early retirement benefits are reduced by five percent per year for each year before age 60 that benefits are paid, but for benefits that commence at age 60 through age 65, the benefit is unreduced. Under Title IV, early retirement benefits are reduced by five percent per year for each year before age 57 and four percent per year between ages 57 and 60. Messrs. Mulva, Carrig, Gallogly, and Cornelius were eligible for early retirement at the end of 2008. Messrs. Berney and Lowe were not eligible for early retirement at the end of 2008. Employees become vested in the benefits after five years of service, and all of the Named Executive Officers are vested in their benefits. Titles I and IV allow the employee to elect the form of benefit payment from among several annuity types and a single sum payment option, but all of the options are actuarially equivalent. The election for form of benefit is made at retirement.

For both Title I and Title IV, the benefit formula applicable to our eligible Named Executive Officers is the same. Retirement benefits are calculated as the product of 1.6 percent times years of credited service multiplied by the final annual average eligible compensation. For Title I, final annual eligible average compensation is calculated using the three highest consecutive years in the last ten years before retirement. For Title IV, final annual eligible average compensation is calculated using the higher of the highest consecutive 36 months of compensation or the highest non-consecutive three years of compensation. In both cases, such benefits are reduced by the product of 1.5 percent of the annual primary Social Security benefit multiplied by years of credited service. The formula below provides an illustration as to how the retirement benefits are calculated. For purposes of the formula, “pension compensation” denotes the final annual eligible average compensation described above.

[	1.6%	×	Pension Compensation	×	Years of Credited Service	]	–	[	1.5%	×	Annual Primary SS Benefit	×	Years of Credited Service	]

Eligible pension compensation generally includes salary and bonus (shown in the Summary Compensation Table under the column titled Non-Equity Incentive Plan Compensation), and years of credited service generally include only actual years of service. However, under Title I, in the event that an eligible employee receives layoff benefits from the Company, eligible pension compensation includes the annualized salary for the year of layoff, rather than actual salary, and years of credited service are increased by any period for which layoff benefits are calculated. Furthermore, certain foreign service as an employee of Phillips is counted as time and a quarter when determining the service element in the benefit formula under Title I.

Eligible pension compensation under Titles I and IV is limited in accordance with the Internal Revenue Code. In 2008, that limit was $230,000. The Internal Revenue Code also limits the annual benefit (expressed as an annuity) available under Titles I and IV. In 2008, that limit was $185,000 (reduced actuarially for ages below 62).

In addition, the Company maintains several nonqualified pension plans. These are funded through the general assets of the Company, although the Company also maintains trusts of the type generally known as “rabbi trusts” that may be used to pay benefits under the nonqualified pension plans. The plan available to the Named Executive Officers is the ConocoPhillips Key Employee Supplemental Retirement Plan (KESRP). This plan is designed to replace benefits that would otherwise not be received due to limitations contained in the Internal Revenue Code that apply to qualified plans. The two such limitations that most frequently impact the benefits to employees are the limit on compensation that can be taken into account in determining benefit accruals and the maximum annual pension benefit. In 2008, the former limit was set at $230,000, while the latter was set at $185,000. The KESRP determines a benefit without regard to such limits, and then reduces that benefit by the amount of benefit payable from the related qualified plan, the CPRP. Thus, in operation the combined benefits payable from the related plans for the eligible employee equals the benefit that would have been paid if there had been no limitations imposed by the Internal Revenue Code. Benefits under KESRP are generally paid in a single sum the later of age 55 or six months after retirement. When payments do not begin until after retirement, interest at then current six-month T-bill rates will, under most circumstances, be credited on the delayed benefits. Distribution may also be made upon a determination of disability.

Certain foreign service as an employee of Phillips is counted as time and a quarter when determining the service element in the benefit formula under KESRP. Also under KESRP, certain incentive payments approved by the Phillips Board of Directors in 2000, are considered as pension compensation. Otherwise, the benefit formulas under KESRP take into account only actual service with the employer and compensation arising from salary and bonuses (including bonuses that are performance-based and are included in the Summary Compensation Table as Non-Equity Incentive Plan Compensation for that reason). The footnotes below provide further detail on extra credited service and compensation.

Except where otherwise noted, assumptions used in calculating the present value of accumulated benefits in the Table are found in Note 20 in the Notes to Consolidated Financial Statements in the Company’s 2008 Annual Report on Form 10-K.

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
J.J. Mulva	Title I - ConocoPhillips Retirement Plan	37	$1,844,536	$ —
	ConocoPhillips Key Employee Supplemental Retirement Plan		68,241,447	—
J.A. Carrig	Title I - ConocoPhillips Retirement Plan	31	1,181,418	—
	ConocoPhillips Key Employee Supplemental Retirement Plan		16,281,951	—
J.L. Gallogly	Title I - ConocoPhillips Retirement Plan	25	880,277	—
	ConocoPhillips Key Employee Supplemental Retirement Plan		4,735,252	—
J.E. Lowe	Title I - ConocoPhillips Retirement Plan	28	653,652	—
	ConocoPhillips Key Employee Supplemental Retirement Plan		7,840,155	—
S.L. Cornelius	Title IV - ConocoPhillips Retirement Plan	28	814,805	—
	ConocoPhillips Key Employee Supplemental Retirement Plan		3,798,444	—
R.C. Berney	Title I - ConocoPhillips Retirement Plan	28	816,844	—
	ConocoPhillips Key Employee Supplemental Retirement Plan		2,579,725	—

(1)	Includes additional credited service for Messrs. Mulva, Carrig, Gallogly, and Lowe of 18.25, 7.5, 8.75, and 5.25 months, respectively, related to foreign assignments. Please see Note (2) for credited amounts related to such service.

(2)	In determining the present value of the accumulated benefit for each Named Executive Officer, the eligible pension compensation used to calculate the amounts above as of December 31, 2008, for each Named Executive Officer is: Mr. Mulva, $23,308,579; Mr. Carrig, $9,106,019; Mr. Gallogly, $4,817,074; Mr. Lowe, $7,976,964; Mr. Cornelius, $1,118,831; and Mr. Berney, $2,610,430. In determining the present value of the accumulated benefit for Messrs. Mulva, Carrig, and Lowe, this takes into account as an element of pension compensation the value of an off-cycle award of restricted stock and of an off-cycle performance incentive award both approved by the Phillips Compensation Committee in 2000, but with regard to which the performance conditions were met in 2005. The value of the two off-cycle awards included as part of pension compensation for 2005 was $6,278,301 for Mr. Mulva and $3,139,151 for Messrs. Carrig and Lowe. With regard to the additional credited service for foreign service as noted above, the following amounts were included in the accumulated benefit shown in the pension table above: Mr. Mulva, $2,874,057; Mr. Carrig, $350,309; Mr. Gallogly, $208,682; and Mr. Lowe, $133,837.

NONQUALIFIED DEFERRED COMPENSATION

ConocoPhillips maintains several nonqualified deferred compensation plans for its eligible employees. Those available to the Named Executive Officers are briefly described below.

The Key Employee Deferred Compensation Plan of ConocoPhillips (KEDCP) is a nonqualified deferral plan that permits certain key employees to voluntarily reduce salary and request deferral of VCIP, or other similar bonus program payments, that would otherwise be received in the subsequent year. KEDCP permits eligible employees to defer compensation of up 100 percent of VCIP and up to 50 percent of salary. All of the Named Executive Officers are eligible to participate in KEDCP.

Under KEDCP, for amounts deferred and vested after December 31, 2004, the default distribution option in KEDCP is to receive a lump sum to be paid at least six months after separation from service. Participants may elect to defer payments from one to five years after separation, and to receive annual, semi-annual or quarterly payments for a period of up to 15 years. For elections that set a date certain for payment, the distribution will begin in the calendar quarter following the date requested and will be paid out on the distribution schedule elected by the participant.

For amounts deferred prior to January 1, 2005, a one-time revision of the 10 annual installment payments schedule is allowed from 365 days to no later than 90 days prior to retirement at age 55 or above or within 30 days after being notified of layoff in the calendar year in which the employee is age 50 or above. Participants may receive distributions in one to 15 annual installments, two to 30 semi-annual installments or four to 60 quarterly installments.

The Defined Contribution Make-Up Plan of ConocoPhillips (DCMP) is a nonqualified restoration plan under which the Company makes employer contributions and stock allocations that cannot be made in the qualified ConocoPhillips Savings Plan (CPSP) — a defined contribution plan of the type often referred to as a 401(k) plan — due to certain voluntary reductions of salary under KEDCP or due to limitations imposed by the Internal Revenue Code. For 2008, the Internal Revenue Code limited the amount of compensation that could be taken into account in determining a benefit under the CPSP to $230,000. Employees make no contributions to DCMP.

Under DCMP, amounts vested after December 31, 2004, will be distributed as a lump sum six months after separation from service, or, at a participant’s election, in one to 15 annual payments, no earlier than one year after separation from service. For amounts vested prior to January 1, 2005, participants may, from 365 days to no later than 90 days prior to termination or within 30 days of being notified of layoff, indicate a preference to defer the value into their account under the KEDCP.

Each participant directs investments of the individual accounts set up for that participant under both KEDCP and DCMP. Participants may make changes in the investments as often as daily. All ConocoPhillips defined contribution nonqualified deferred compensation plans allow investment of deferred amounts in a broad range of mutual funds or other market-based investments, including ConocoPhillips stock. As market-based investments, none of these provide above-market return. Since each executive participating in each plan chooses the investment vehicle or vehicles and may change his or her allocations from time to time (as often as daily), the return on the investment will depend on how well the underlying investment fund performed during the time the executive chose it as an investment vehicle. The aggregate performance of such investment is reflected in the Nonqualified Deferred Compensation Table under the column “Aggregate Earnings in Last Fiscal Year.”

Benefits due under each of the plans discussed above are paid from the general assets of the Company, although the Company also maintains trusts of the type generally known as “rabbi trusts” that may be used to pay benefits under the plans. The trusts and the funds held in them are assets of ConocoPhillips. In the event of bankruptcy, participants would be unsecured general creditors.

Name	Applicable Plan(1)	Beginning Balance	Executive Contributions in Last FY ($)(2)	Registrant Contributions in Last FY ($)(3)	Aggregate Earnings in Last FY ($)(4)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(5)
J.J. Mulva	Defined Contribution Make-Up Plan of ConocoPhillips	$4,139,283	$ —	$ 221,878	$ (1,730,699)	$ —	$2,630,462
	Key Employee Deferred Compensation Plan of ConocoPhillips	41,471,741	—	—	(15,786,633)	—	25,685,108

J.A. Carrig	Defined Contribution Make-Up Plan of ConocoPhillips	784,447	—	112,829	(355,119)	—	542,157
	Key Employee Deferred Compensation Plan of ConocoPhillips	8,843,923	738,245	—	(3,090,529)	—	6,491,639

J.L. Gallogly	Defined Contribution Make-Up Plan of ConocoPhillips	524,184	—	115,046	(246,855)	—	392,375
	Key Employee Deferred Compensation Plan of ConocoPhillips	2,136,715	—	—	59,259	—	2,195,974

J.E. Lowe	Defined Contribution Make-Up Plan of ConocoPhillips	375,410	—	92,610	(2,839)	—	465,181
	Key Employee Deferred Compensation Plan of ConocoPhillips	1,072,587	—	—	48,799	—	1,121,386

S.L. Cornelius	Defined Contribution Make-Up Plan of ConocoPhillips	201,473	—	56,207	(108,352)	—	149,328
	Key Employee Deferred Compensation Plan of ConocoPhillips	54,586	—	—	(20,179)	—	34,407

R.C. Berney	Defined Contribution Make-Up Plan of ConocoPhillips	256,204	—	33,528	(112,022)	—	177,710
	Key Employee Deferred Compensation Plan of ConocoPhillips	962,070	—	—	(286,622)	—	675,448

(1)	Our primary defined contribution deferred compensation programs for executives (KEDCP and DCMP) make a variety of investments available to participants. As of December 31, 2008, there were a total of 96 investment options, of which 44 were the same as those available in the Company’s primary tax-qualified defined contribution plan for employees (its 401(k) plan, the ConocoPhillips Savings Plan) and 52 of which were other various mutual fund options approved by an administrator designated by the relevant plan.

(2)	Reflects $145,100 in salary deferred in 2008 (included in the “Salary” column of the Summary Compensation Table for 2008), $593,145 in VCIP deferral in 2008 (included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table for 2007).

(3)	Reflects contributions by the Company under the DCMP in 2008 (included in the “All Other Compensation” column of the Summary Compensation Table).

(4)	None of these earnings are included in the Summary Compensation Table for 2008.

(5)	Reflects contributions by our Named Executive Officers, contributions by the Company, and earnings on balances prior to 2008; plus contributions by our Named Executive Officers, contributions by the Company, and earnings for 2008 (shown in the appropriate columns of this table, with amounts that are included in the Summary Compensation Table for 2008 shown in Footnotes (2), (3) and (4) above).

Executive Severance and Changes in Control

Each of our Named Executive Officers serves without an employment agreement, although, as described more fully below, in connection with his transition to part-time employment, Mr. Lowe and the Company executed a letter dated October 1, 2008, setting forth their mutual understanding regarding his transition to a temporary, part-time role with the Company. Salary and other compensation for these officers is set by the Compensation Committee, as described in the “Compensation Discussion and Analysis” beginning on page 16 of this proxy statement. These officers may participate in the employee benefit plans and programs of the Company for which they are eligible, in accordance with their terms. The amounts earned by the Named Executive Officers for 2008 appear in the various Executive Compensation Tables beginning on page 35 of this proxy statement.

Each of our Named Executive Officers is expected to receive amounts earned during his term of employment unless he voluntarily resigns prior to becoming retirement-eligible or is terminated for cause. Such amounts include:

•	VCIP earned during the fiscal year;

•	Grants pursuant to the PSP for the most-recently completed performance period and ongoing performance periods in which the executive participated for at least one year;

•	Previously granted restricted stock and restricted stock units;

•	Vested stock option grants under the Stock Option Program;

•	Amounts contributed and vested under our defined contribution plans; and

•	Amounts accrued and vested under our pension plans.

While normal retirement age under our benefit plans is 65, early retirement provisions allow benefits at earlier ages if vesting requirements are met, as discussed in the sections of this proxy statement entitled “Pension Benefits” and “Nonqualified Deferred Compensation.” For our compensation programs (VCIP, SOP, and PSP), early retirement is generally defined to be termination at or after the age of 55 with five years of service.

Messrs. Mulva, Carrig and Gallogly have each met the early retirement criteria under both our benefit plans and our compensation programs. Mr. Cornelius has met the early retirement criteria under the title of the pension plan for which he is eligible, but has not met the early retirement criteria for our compensation programs. Therefore, as of December 31, 2008, any voluntary resignations of Messrs. Mulva, Carrig and Gallogly would have been treated as retirements. Since Messrs. Mulva, Carrig and Gallogly are eligible for early retirement under these programs, they would be able to resign and retain all awards earned under the PSP and earlier programs. As a result, Messrs. Mulva, Carrig and Gallogly’s awards under such programs are not included in the incremental amounts reflected in the tables below. Furthermore, any voluntary resignation of Mr. Cornelius as of December 31, 2008, would have been treated as a retirement for purposes of his pension benefits, but not under our compensation programs, and this is reflected in the tables below. Messrs. Lowe and Berney have not yet met either the criteria under our benefit plans or our compensation programs as of December 31, 2008.

As part of his transition to new duties, Mr. Lowe and the Company executed a letter dated October 1, 2008, describing their mutual understanding. Under the letter, Mr. Lowe continues as an “at-will” employee, although as a part-time and temporary employee. He agrees during his employment and for two years after his separation from service not to compete with the Company or its affiliates, or solicit the employees or agents of the Company or divulge, at any time, the confidential information of the Company, without the written approval of the CEO. Mr. Lowe remains eligible for further awards under the PSP only through performance periods ending before 2009. Terms and conditions of existing awards continue in effect and were not altered by the letter, except that in the event of a termination without cause by the Company, restricted stock and restricted stock unit awards already granted would vest, their restrictions would lapse, and unrestricted stock would be distributed in accordance with their term and conditions and Mr. Lowe’s prior elections. Pursuant to the letter, effective January 1, 2009, Mr. Lowe was no longer eligible for the Executive Severance Plan, the Change in Control Severance Plan, the Deferred Compensation Plan, Executive Financial Planning, the Matching Gift Program, the Tuition Reimbursement Program, vacation pay, or executive level services under the Comprehensive Security Program. Benefits accrued under the Key Employee Supplemental Retirement Plan will be discontinued at the earlier of Mr. Lowe’s termination or October 12, 2012.

In addition, specific severance arrangements for executive officers, including the Named Executive Officers, are provided under two severance plans of ConocoPhillips, one being the ConocoPhillips Executive Severance Plan, available to a limited number of senior executives; and the other being the ConocoPhillips Key Employee Change in Control Severance Plan, also available to a limited number of senior executives, but only upon a change in control. These arrangements are described below. Executives are not entitled to participate in both plans as a result of a single event, that is, executives receiving benefits under the ConocoPhillips Key Employee Change in Control Severance Plan would not be entitled to benefits potentially payable under the ConocoPhillips Executive Severance Plan relating to the event giving rise to benefits under the ConocoPhillips Key Employee Change in Control Severance Plan.

ConocoPhillips Executive Severance Plan

The ConocoPhillips Executive Severance Plan (CPESP) covers executives in salary grades generally corresponding to vice president and higher. The CPESP provides that if the Company terminates the employment of a participant in the plan other than for cause, as defined in the plan, upon executing a general release of liability and, if requested by the Company, an agreement not to compete with the Company, the participant will be entitled to:

•	A lump-sum cash payment equal to one-and-a-half or two times the sum of the employee’s base salary and current target VCIP;

•

A lump-sum cash payment equal to the present value of the increase in retirement benefits that would result from the crediting of an additional one-and-a-half or two years to the employee’s number of years of age and service under the applicable retirement plan;

•	A lump-sum cash payment equal to the Company cost of certain welfare benefits for an additional one-and-a-half or two years;

•	Continuation in eligibility for a pro rata portion of the annual VCIP for which the employee is eligible in the year of termination; and

•

Treatment as a layoff under the various compensation and equity programs of the Company – generally, layoff treatment will allow executives to retain awards previously made and continue their eligibility under ongoing Company programs, thus, actual program grants as restricted stock or restricted stock units would vest and the executive would remain eligible for awards attributable to ongoing performance periods under the PSP in which they had participated for at least one year.

The CPESP may be amended or terminated by the Company at any time. Amounts payable under the plan will be offset by any payments or benefits that are payable to the severed employee under any other plan, policy, or program of ConocoPhillips relating to severance, and amounts may also be reduced in the event of willful and bad faith conduct demonstrably injurious to the Company, monetarily or otherwise.

ConocoPhillips Key Employee Change in Control Severance Plan

The ConocoPhillips Key Employee Change in Control Severance Plan (CICSP) covers executives in salary grades generally corresponding to vice president and higher. The CICSP provides that if the employment of a participant in the plan is terminated by the Company within two years of a “change in control” of ConocoPhillips, other than for cause, or by the participant for good reason, as such terms are defined in the plan, upon executing a general release of liability, the participant will be entitled to:

•	A lump-sum cash payment equal to two or three times the sum of the employee’s base salary and the higher of current target VCIP or previous two years’ average VCIP;

•

A lump-sum cash payment equal to the present value of the increase in retirement benefits that would result from the crediting of an additional two or three years to the employee’s number of years of age and service under the applicable retirement plan;

•	A lump-sum cash payment equal to the Company cost of certain welfare benefits for an additional two or three years;

•	Continuation in eligibility for a pro rata portion of the annual VCIP for which the employee is eligible in the year of termination; and

•

If necessary, a gross-up payment sufficient to compensate the participant for the amount of any excise tax imposed on payments made under the plan or otherwise pursuant to section 4999 of the Internal Revenue Code and for any taxes imposed on this additional payment, although if the applicable payments are not more than 110 percent of the “safe harbor” amount under section 280G of the Internal Revenue Code, the payments are “cut back” to the safe harbor amount rather than a gross-up payment being made.

Upon a change in control, the participant becomes eligible for vesting in all equity awards and lapsing of any restrictions, with continued ability to exercise stock options for their remaining terms. After a change in control, the CICSP may not be amended or terminated if such amendment would be adverse to the interests of any eligible employee, without the employee’s written consent. Amounts payable under the plan will be offset by any payments or benefits that are payable to the severed employee under any other plan, policy, or program of ConocoPhillips relating to severance, and amounts may also be reduced in the event of willful and bad faith conduct demonstrably injurious to the Company, monetarily or otherwise.

Quantification of Severance Payments

The tables below reflect the amount of incremental compensation payable in excess of the items listed above to each of our Named Executive Officers in the event of termination of such executive’s employment other than as a result of voluntary resignation. The amount of compensation payable to each Named Executive Officer upon involuntary not-for-cause termination, for-cause termination, termination following a change-in-control (CIC) (either involuntarily without cause or for good reason) and in the event of the death or disability of the executive is shown below. The amounts shown assume that such termination was effective as of December 31, 2008, and thus include amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of such executive’s separation from the Company.

The following tables reflect additional incremental amounts to which each of our Named Executive Officers, other than Mr. Lowe, would be entitled if their employment were terminated due to the events described above.

Executive Benefits and Payments Upon Termination	Involuntary Not-for-Cause Termination (Not CIC)	For-Cause Termination	Involuntary or Good Reason Termination (CIC)	Death	Disability
J.J. Mulva†
Base Salary	$3,000,000	$ —	$4,500,000	$ —	$ —
Short-term Incentive	4,050,000	—	10,239,413	—	—
Variable Cash Incentive Program	—	(2,025,000)	—	—	—
2006 — 2008 (performance period)	—	—	—	—	—
2007 — 2009 (performance period)	—	(2,511,506)	—	—	—
2008 — 2010 (performance period)	—	(1,186,496)	—	—	—
Restricted Stock/Units from prior performance	—	(1,958,040)	—	—	—
Stock Options/SARs:
Unvested and Accelerated	—	—	—	—	—
Incremental Pension	3,820,421	—	5,733,342	—	—
Post-employment Health & Welfare	42,651	—	67,002	—	—
Life Insurance	—	—	—	3,000,000	—
280G Tax Gross-up	—	—	6,934,493	—	—

	10,913,072	(7,681,042)	27,474,250	3,000,000	—

Executive Benefits and Payments Upon Termination	Involuntary Not-for-Cause Termination (Not CIC)	For-Cause Termination	Involuntary or Good Reason Termination (CIC)	Death	Disability
J.A. Carrig†
Base Salary	$2,290,000	$ —	$3,435,000	$ —	$ —
Short-term Incentive	2,519,000	—	3,778,500	—	—
Variable Cash Incentive Program	—	(1,259,500)	—	—	—
2006 — 2008 (performance period)	—	—	—	—	—
2007 — 2009 (performance period)	—	(1,180,177)	—	—	—
2008 — 2010 (performance period)	—	(640,835)	—	—	—
Restricted Stock/Units from prior performance	—	(2,094,274)	—	—	—
Stock Options/SARs:
Unvested and Accelerated	—	—	—	—	—
Incremental Pension	4,328,826	—	6,622,140	—	—
Post-employment Health & Welfare	21,664	—	35,327	—	—
Life Insurance	—	—	—	2,290,000	—
280G Tax Gross-up	—	—	5,517,591	—	—

	9,159,490	(5,174,786)	19,388,558	2,290,000	—

Executive Benefits and Payments Upon Termination	Involuntary Not-for-Cause Termination (Not CIC)	For-Cause Termination	Involuntary or Good Reason Termination (CIC)	Death	Disability
J.L. Gallogly†
Base Salary	$2,035,000	$ —	$3,052,500	$ —	$ —
Short-term Incentive	1,973,950	—	3,179,603	—	—
Variable Cash Incentive Program	—	(986,975)	—	—	—
2006 — 2008 (performance period)	—	—	—	—	—
2007 — 2009 (performance period)	—	(862,297)	—	—	—
2008 — 2010 (performance period)	—	(372,028)	—	—	—
Restricted Stock/Units from prior performance	—	—	—	—	—
Stock Options/SARs:
Unvested and Accelerated	—	—	—	—	—
Incremental Pension	1,752,036	—	2,696,743	—	—
Post-employment Health & Welfare	20,563	—	34,055	—	—
Life Insurance	—	—	—	2,035,000	—
280G Tax Gross-up	—	—	3,194,444	—	—

	5,781,549	(2,221,300)	12,157,345	2,035,000	—

Executive Benefits and Payments Upon Termination	Involuntary Not-for-Cause Termination (Not CIC)	For-Cause Termination	Involuntary or Good Reason Termination (CIC)	Death	Disability
S.L. Cornelius†
Base Salary	$1,356,000	$ —	$2,034,000	$ —	$ —
Short-term Incentive	1,125,480	—	1,688,220	—	—
Variable Cash Incentive Program	562,740	—	562,740	562,740	562,740
2006 — 2008 (performance period)	822,170	—	822,170	822,170	822,170
2007 — 2009 (performance period)	411,085	—	411,085	411,085	411,085
2008 — 2010 (performance period)	177,173	—	177,173	177,173	177,173
Restricted Stock/Units from prior performance	5,038,120	—	5,038,120	5,038,120	5,038,120
Stock Options/SARs:
Unvested and Accelerated	—	—	—	—	—
Incremental Pension	1,484,048	—	2,251,678	—	—
Post-employment Health & Welfare	11,693	—	19,965	—	—
Life Insurance	—	—	—	1,356,000	—
280G Tax Gross-up	—	—	2,022,817	—	—

	10,988,509	—	15,027,968	8,367,288	7,011,288

Executive Benefits and Payments Upon Termination	Involuntary Not-for-Cause Termination (Not CIC)	For-Cause Termination	Involuntary or Good Reason Termination (CIC)	Death	Disability
R.C. Berney†
Base Salary	$675,000	$ —	$900,000	$ —	$ —
Short-term Incentive	438,750	—	806,152	—	—
Variable Cash Incentive Program	292,500	—	292,500	292,500	292,500
2006 — 2008 (performance period)	367,987	—	367,987	367,987	367,987
2007 — 2009 (performance period)	172,080	—	172,080	172,080	172,080
2008 — 2010 (performance period)	74,178	—	74,178	74,178	74,178
Restricted Stock/Units from prior performance	3,291,476	—	3,291,476	3,291,476	3,291,476
Stock Options/SARs:
Unvested and Accelerated	—	—	—	—	—
Incremental Pension	2,972,747	—	3,266,991	—	—
Post-employment Health & Welfare	6,577	—	10,909	—	—
Life Insurance	—	—	—	900,000	—
280G Tax Gross-up	—	—	1,847,851	—	—

	8,291,295	—	11,030,124	5,098,221	4,198,221

†Notes Applicable to All Termination Tables — In preparing each of the tables above, certain assumptions have been made. Benefits that would be available generally to all or substantially all salaried employees on the U.S. payroll are not included in the amounts shown. The following additional assumptions were also made:

•

Short-Term Incentives — For the short-term incentive amounts, in the event of an involuntary not-for-cause termination not related to a change in control (“regular involuntary termination”), the amount reflects one-and-a-half (for Mr. Berney) or two times (for other Named Executive Officers) current VCIP target, while in the event of an involuntary or good reason termination related to a change in control (“CIC termination”), the amount reflects the higher of two (for Mr. Berney) or three times (for other Named Executive Officers) current VCIP target or two (for Mr. Berney) or three times (for other Named Executive Officers) the average of the prior two VCIP payouts.

•

Variable Cash Incentive Program — For the VCIP amounts, in the event of an involuntary not-for-cause termination not related to a change in control (“regular involuntary termination”), the amount reflects the employee’s pro-rata current VCIP target, while in the event of an involuntary or good reason termination related to a change in control (“CIC termination”), the amount reflects the employee’s current pro-rata target. Targets for VCIP are for a full year, and are pro-rata for the Named Executive Officers based on time spent in their respective positions.

•

Long-Term Incentives — For the performance periods related to PSP, amounts for the 2006-2008 period are shown at the payout amount that was awarded in February 2009, while amounts for other periods are prorated to reflect the portion of the performance period completed by the end of 2008. For the PSP awards, for restricted stock and restricted stock units, amounts reflect the closing price of ConocoPhillips common stock at the end of 2008 ($51.80 on December 31, 2008).

•

Stock Options — For stock options, amounts reflect a zero intrinsic value since the December 31, 2008 ConocoPhillips common stock price was lower than the option exercise price regarding the options that the executive would have retained for the specific termination event.

•

Incremental Pension Values — For the incremental pension value, the amounts reflect the single sum value of the increment due to an additional one-and-a-half (for Mr. Berney) or two (for other Named Executive Officers) years of age and service with associated pension compensation in the event of regular involuntary termination (two (for Mr. Berney) or three (for other Named Executive Officers) years in the event of a CIC termination) regardless of whether the value is provided directly through a defined benefit plan or through the relevant severance plan.

•

280G Tax Gross-up — Each Named Executive Officer is entitled, under the relevant change in control plan, to an associated “excise tax gross-up” to the extent any change in control payment triggers the golden parachute excise tax provisions under Section 4999 of the Internal Revenue Code (within certain limitations). The following material assumptions were used to estimate executive excise taxes and associated tax gross-ups:

•	Equity and PSP awards were valued at the closing price of the Company’s stock on December 31, 2008 of $51.80;

•	Options are assumed exchanged and valued using a Black-Scholes-Merton-based option methodology;

•	Parachute payments for time vesting stock options, restricted stock and restricted stock units were valued using Treas. Reg. Section 1.280G-1 Q&A 24(b) or (c) as applicable; and

•	Calculations assume certain performance-based pay such as PSP awards and pro-rata bonus payments are reasonable compensation for services rendered prior to the CIC.

Non-Employee Director Compensation

The primary elements of our non-employee director compensation program consist of an equity compensation program and a cash compensation program.

Objectives and Principles

Compensation for directors is reviewed annually by the Committee on Directors’ Affairs with the assistance of such third-party consultants as the Committee deems advisable, and set by action of the Board of Directors. The Board’s goal in designing director’s compensation is to provide a competitive package that will enable it to attract and retain highly skilled individuals with relevant experience and that reflects the time and talent required to serve on the board of a complex, multinational corporation. The Board seeks to provide sufficient flexibility in the form of delivery to meet the needs of different individuals while ensuring that a substantial portion of directors’ compensation is linked to the long-term success of ConocoPhillips. In furtherance of ConocoPhillips’ commitment to be a socially responsible member of the communities in which it participates, the Board believes that it is appropriate to extend ConocoPhillips’ matching gift program to charitable contributions made by individual directors as more fully described below.

Equity Compensation

Non-employee directors receive an annual grant of restricted stock units with an aggregate value of $120,000 on the date of grant. Restrictions on the units issued to non-employee directors will lapse in the event of retirement, disability, death, or upon a change of control, unless the director has elected to receive the shares after a stated period of time. Directors forfeit the units if, prior to the lapse of restrictions, the Board finds sufficient cause for forfeiture (although no such finding can be made after a change of control). Before the restrictions lapse, directors cannot sell or otherwise transfer the units, but the units are credited with dividend equivalents in the form of additional restricted stock units. When restrictions lapse, directors will receive unrestricted shares of Company stock as settlement of the restricted stock units, but, in the event of a change of control, settlement is not made until the director separates from service with the Board.

ConocoPhillips grants issued prior to 2005 had restrictions that lapsed after three years from the date of grant or in the earlier event of retirement, disability, death, or upon a change of control. Settlement for grants before 2005 could be delayed at the election of the director and settled in either cash or stock, also at the election of the director. For grants that remained unvested at the beginning of 2005, directors were allowed to make an election prior to March 15, 2005, to set the time of settlement and whether settlement was to be in a lump sum or over a period of years. Restricted stock units granted to directors who are not from the United States may have modified terms to comply with laws and tax rules that apply to them. Thus, the restricted stock units granted to Messrs. Auchinleck and Norvik lapse only in the event of retirement, death, or loss of office.

Cash Compensation

All non-employee directors receive $100,000 annual cash compensation. Non-employee directors serving in specified committee positions also receive the following additional cash compensation:

•	Director presiding over meetings of the non-employee directors — $25,000

•	Chair of the Audit and Finance Committee — $20,000

•	Chair of the Compensation Committee — $15,000

•	Chair of the other committees — $10,000

•	All other Audit and Finance Committee members—$7,500

The total annual compensation is payable in monthly cash installments. Directors may elect, on an annual basis, to receive all or part of their cash compensation in unrestricted stock or in restricted stock units (such unrestricted stock or restricted stock units are issued on the last business day of the month valued using the average of the high and the low market prices of our common stock on such date), or to have the amount credited to the director’s deferred compensation account. The restricted stock units issued in lieu of cash compensation are subject to the same restrictions as the annual restricted stock units granted since 2005 and described above under “Equity Compensation.” Due to differences in the tax laws of other countries, the Board, at its July 1, 2003 meeting approved modification of the compensation for directors who are taxed under the laws of other countries. Effective in 2004, Canadian directors (then and currently, Mr. Auchinleck) were able to elect to receive cash compensation either in cash or in restricted stock units, redeemable only upon retirement, death, or loss of office. Effective in 2007, Norwegian directors (currently Mr. Norvik) receive compensation that would otherwise have been received as cash only as restricted stock units.

Deferral of Compensation

Directors can elect to defer their cash compensation into the Deferred Compensation Program for Non-Employee Directors of ConocoPhillips (Director Deferral Plan). Deferred amounts are deemed to be invested in various mutual funds and similar investment choices (including ConocoPhillips common stock) selected by the director from a list of investment choices available under the Director Deferral Plan. Mr. Auchinleck (from Canada) and Mr. Norvik (from Norway) do not have the opportunity to defer cash compensation in this manner.

Compensation deferred prior to January 1, 2003, by former directors of Conoco and Phillips continues to be deferred and is deemed to be invested in various mutual funds as selected by the director. The deferred amounts may be paid as a lump sum or as installment payments following retirement from the Board.

The future payment of any compensation deferred by non-employee directors of ConocoPhillips after January 1, 2003, and by former directors of Phillips prior to January 1, 2003, may be funded in a grantor trust designed for this purpose. The future payment of any cash compensation deferred by former directors of Conoco prior to January 1, 2003, is not funded.

Charitable Gift Program

On July 1, 2003, the Board adopted a charitable gift program for directors. This program allowed eligible directors to designate charities and tax-exempt educational institutions to receive a donation from the Company of up to $1 million upon his or her death. Directors were vested in the program after one year of service. In 2008, as part of its regular review of the compensation of directors, the Committee on Directors’ Affairs decided to discontinue the Director Charitable Gift Program for future director appointees. With respect to current directors, the

Company made payments equal to the net present value of the outstanding awards to the charities designated by such directors in 2008, with the exception of Mr. Shackouls, who, as a result of his participation in the Burlington Resources charitable gift program, will continue to have the donation paid upon his death. Eligible directors who retired prior to 2008 were given the opportunity to request that the Company pay the net present value to their designated charities in 2008 or continue with the prior terms of the program.

Directors’ Matching Gift Program

All active and retired directors are eligible to participate in the Directors’ Annual Matching Gift Program. This provides a dollar-for-dollar match of a gift of cash or securities, up to a maximum of $15,000 per donor for active directors and $7,500 per donor for retired directors during any one calendar year, to charities and educational institutions, excluding religious, political, fraternal, or athletic organizations, that are tax-exempt under Section 501(c)(3) of the Internal Revenue Code of the United States or meet similar requirements under the applicable law of other countries.

Other Compensation

The Board believes that it is important for spouses/significant others of directors and executive officers to attend certain meetings to enhance the collegiality of the Board. The cost of such attendance is treated by the Internal Revenue Service as income, and as such is taxable to the recipient. The Board believes that such costs are expenses of creating a collegial environment that enhances the effectiveness of the Board and so it reimburses directors for the cost of resulting income taxes. Amounts are contained in the “All Other Compensation” column representing this reimbursement.

Stock Ownership

Directors are expected to own as much stock as the amounts of the annual equity grants during their first five years on the Board. Directors are expected to reach this level of target ownership within five years of joining the Board. Actual shares of stock, restricted stock, or restricted stock units, including deferred stock units, may be counted in satisfying the stock ownership guidelines.

Supplement to Non-Employee Director Compensation Table

The Non-Employee Director Compensation Table beginning on page 60, together with the accompanying narrative disclosures and footnotes, provide information concerning total compensation paid to our Non-Employee Directors. However, further explanation is necessary to transparently show how the programs, processes and decisions described within the foregoing discussion of our Non-Employee Director Compensation programs are reflected in the Non-Employee Director Compensation Table.

The amounts shown under the “Stock Awards” column of the Non-Employee Director Compensation Table on page 60 do not reflect solely the values of awards made for a particular year. Instead, this column includes the FAS 123(R) expense recognized by the Company in the year for all outstanding stock and option awards, which, because of the extended holding period associated with our restricted stock/restricted stock unit programs, can be a substantial amount. The extended holding periods associated with our restricted stock and restricted stock unit awards mean that appreciation in our stock price and the value of dividend equivalents during a given year may result in the Company recognizing the value of such appreciation and/or dividend equivalents with respect to certain previously-earned awards in its financial statements, and therefore, in the

Non-Employee Director Compensation Table. The Committee on Directors’ Affairs recognizes that the extended holding periods may result in larger amounts being reflected in the Non-Employee Director Compensation Table than would be the case for awards of fully-vested stock. In the case of such awards, a change in stock price would have no effect on values reported in the Non-Employee Director Compensation Table. However, the Committee believes our programs best align the interests of the Board with those of our stockholders over the long-term.

Other factors we are required to take into account in determining the FAS 123(R) value that is reported in the Non-Employee Director Compensation Table do not necessarily affect Committee on Directors’ Affairs decisions with respect to Board Compensation. For instance, changes in accounting rules or our interpretation of the application of those rules to our programs may affect the FAS 123(R) value of all or some outstanding awards in the year in which the change in rule or interpretation occurs, resulting in an increase or decrease in the amount reported in the “Stock Awards” column of the Non-Employee Director Compensation Table. However, in setting annual equity compensation for Directors, the Committee considers the value of the equity compensation then being considered under then-prevailing rules and interpretations, and does not consider changes in the value of previously-granted equity compensation resulting from rule or interpretation changes.

The Supplement to the Non-Employee Director Compensation Table below reconciles the annual equity compensation awards set by the Committee on Directors’ Affairs for each Director with the amount that is required to be reported for 2008 in the Non-Employee Director Compensation Table on page 60.

Name	Cash Compensation	Grant Date Value of Stock Awards by Board in 2008	Total Compensation Awarded in 2008	FAS 123(R) and Other Accruals on Prior Awards	All Other Compensation per Non-Employee Director Compensation Table	Amount per Non-Employee Director Compensation Table
R.L. Armitage	$ 100,000	$ 120,010	$ 220,010	$ 7,102	$ 129,978	$ 357,090
R.H. Auchinleck	135,338	120,010	255,348	46,561	73,762	375,671
N.R. Augustine	41,667	120,010	161,677	37,677	278,834	478,188
J.E. Copeland, Jr.	120,441	120,010	240,451	19,997	147,137	407,585
K.M. Duberstein	100,000	120,010	220,010	45,974	154,756	420,740
R.R. Harkin	110,352	120,010	230,362	31,908	146,023	408,293
C.C. Krulak	44,792	120,010	164,802	34,664	171,376	370,842
H.W. McGraw III	100,499	120,010	220,509	10,369	89,030	319,908
H.J. Norvik	106,159	120,010	226,169	10,369	113,474	350,012
W.K. Reilly	100,499	120,010	220,509	48,941	194,755	464,205
W.R. Rhodes	41,667	120,010	161,677	31,908	263,372	456,957
J.S. Roy	41,828	120,010	161,838	28,092	280,073	470,003
B.S. Shackouls	100,000	120,010	220,010	7,102	106,390	333,502
V.J. Tschinkel	107,500	120,010	227,510	99,804	113,583	440,897
K.C. Turner	100,000	120,010	220,010	76,277	112,279	408,566
W.E. Wade, Jr.	115,435	120,010	235,445	7,102	213,294	455,841

NON-EMPLOYEE DIRECTOR COMPENSATION TABLE

The following table and accompanying narrative disclosures provide information concerning total compensation paid to the non-employee directors of ConocoPhillips in 2008 (for compensation paid to our sole employee director, Mr. Mulva, please see our Executive Compensation Tables beginning on page 35).

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)
R.L. Armitage	$100,000	$127,112	$ —	$ —	$ —	$129,978	$357,090
R.H. Auchinleck	135,338	166,571	—	—	—	73,762	375,671
N.R. Augustine	41,667	157,687	—	—	—	278,834	478,188
J.E. Copeland, Jr.	120,441	140,007	—	—	—	147,137	407,585
K.M. Duberstein	100,000	165,984	—	—	—	154,756	420,740
R.R. Harkin	110,352	151,918	—	—	—	146,023	408,293
C.C. Krulak	44,792	154,674	—	—	—	171,376	370,842
H.W. McGraw III	100,499	130,379	—	—	—	89,030	319,908
H.J. Norvik	106,159	130,379	—	—	—	113,474	350,012
W.K. Reilly	100,499	168,951	—	—	—	194,755	464,205
W.R. Rhodes	41,667	151,918	—	—	—	263,372	456,957
J.S. Roy	41,828	148,102	—	—	—	280,073	470,003
B.S. Shackouls	100,000	127,112	—	—	—	106,390	333,502
V.J. Tschinkel	107,500	219,814	—	—	—	113,583	440,897
K.C. Turner	100,000	196,287	—	—	—	112,279	408,566
W.E. Wade, Jr.	115,435	127,112	—	—	—	213,294	455,841

(1)	Reflects annual cash compensation of $100,000 payable to each non-employee director. Non-employee directors serving in specified committee positions also receive the following additional cash compensation:

°	Director presiding over meetings of non-employee directors — $25,000
°	Chair of the Audit and Finance Committee — $20,000
°	Chair of the Compensation Committee — $15,000
°	Chair of the other committees — $10,000
°	All other Audit and Finance Committee members — $7,500

Compensation amounts reflect adjustments related to various changes in Committee assignments by Board members throughout the year. Amounts shown include prorated amounts attributable to Committee reassignments which may occur during the year. Amounts shown in the Fees Earned or Paid in Cash column include any amounts that were voluntarily deferred to the Directors’ Deferred Compensation Plan, received in ConocoPhillips common stock, or received in restricted stock units.

(2)	Value reported determined in accordance with FAS 123(R). Under our Non-employee director compensation program, non-employee directors receive an annual grant of restricted stock units with an aggregate value of $120,000 on the date of grant based on the average of the high and low price for our common stock on such date. Shares with a value of $120,000 were granted on January 15, 2008 to all persons who were directors on that date.

(3)	The following table reflects, for each director, the aggregate number of stock awards outstanding as of December 31, 2008. Although ConocoPhillips compensation programs for non-employee directors have not historically included stock options, certain directors below acquired options as directors of predecessor companies which converted to options to purchase ConocoPhillips stock.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)
R.L. Armitage	—	—	—	$ —	—	3,845
R.H. Auchinleck	—	—	—	—	—	39,001
N.R. Augustine	—	—	—	—	—	15,970
J.E. Copeland, Jr.	—	—	—	—	—	18,067
K.M. Duberstein	4,014	—	—	29.9337	6/1/2010	—
	—	—	—	—	—	36,026
R.R. Harkin	4,116	—	—	29.0785	6/1/2009	—
	4,014	—	—	29.9337	6/1/2010	—
	—	—	—	—	—	21,869
C.C. Krulak	4,014	—	—	29.9337	6/1/2010	—
H.W. McGraw III	—	—	—	—	—	10,477
H.J. Norvik	—	—	—	—	—	8,551
W.K. Reilly	—	—	—	—	—	36,199
W.R. Rhodes	—	—	—	—	—	—
J.S. Roy	—	—	—	—	—	16,066
B.S. Shackouls	—	—	—	—	—	3,845
V.J. Tschinkel	—	—	—	—	—	48,338
K.C. Turner	—	—	—	—	—	38,814
W.E. Wade, Jr.	14,425	—	—	13.2370	3/31/2009	—
	5,770	—	—	14.4415	3/31/2009	—
	5,770	—	—	16.6528	3/31/2009	—
	5,770	—	—	22.8640	3/31/2009	—
	5,770	—	—	34.3454	3/31/2009	—
	—	—	—	—	—	5,914

The following table lists option exercises by directors and vesting of director stock awards in 2008.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)	Number of Shares Acquired on Vesting (#)(c)	Value Realized Upon Vesting ($)
R.L. Armitage	—	$ —	—	$ —
R.H. Auchinleck	—	—	—	—
N.R. Augustine(c)	—	—	36,146	3,149,538
J.E. Copeland, Jr.	—	—	—	—
K.M. Duberstein	—	—	—	—
R.R. Harkin(a)	3,650	168,125	—	—
C.C. Krulak(c)	—	—	25,803	1,476,283
H.W. McGraw III	—	—	—	—
H.J. Norvik	—	—	—	—
W.K. Reilly	—	—	—	—
W.R. Rhodes(b) (c)	11,780	769,141	17,277	825,015
J.S. Roy(c)	—	—	3,507	167,384
B.S. Shackouls	—	—	—	—
V.J. Tschinkel	—	—	—	—
K.C. Turner	—	—	—	—
W.E. Wade, Jr.	—	—	—	—

(a)	During her service as a Director of Conoco Inc. from 1998–2002, Mrs. Harkin received a nonqualified stock option grant of 3,650 options on October 21, 1998 at grant price $24.5884, and the options were set to expire on October 20, 2008. Mrs. Harkin exercised the full award on September 10, 2008 using a cashless hold method, which allows the option holder to receive the net number of shares after withholding for payment of the option cost and fees. Although taxes are not collected by the Company on behalf of the non-employee director at the time of exercise, the value of the options exercised are reported on a Form 1099 for the year in which the taxable event occurs. The number of shares shown in the table reflects the gross number of options exercised by Mrs. Harkin. 1,272 shares were sold on the market to cover the option cost and fees, and Mrs. Harkin actually received 2,378 shares of company stock as a result of this transaction.

(b)	During his service as a Director of Conoco Inc. from 1998–2002, Mr. Rhodes received three nonqualified stock option grants: (1) 3,650 options on October 21, 1998 at grant price $24.5884, and the options were set to expire on October 20, 2008; (2) 4,116 options on June 1, 1999 at grant price $29.0785, and the options were set to expire on June 1, 2009; and (3) 4,014 options on June 1, 2000 at grant price $29.9337, and the options were set to expire on June 1, 2010. Mr. Rhodes exercised all three awards on June 10, 2008 using a cashless hold method, which allows the option holder to receive the net number of shares after withholding for payment of the option cost and fees. Although taxes are not collected by the Company on behalf of the non-employee director at the time of exercise, the value of the options exercised are reported on a Form 1099 for the year in which the taxable event occurs. The number of shares shown in the table reflects the gross number of options exercised by Mr. Rhodes. In total, 3,541 shares were sold on the market to cover the option cost and fees, and Mr. Rhodes actually received 8,239 shares of company stock as a result of this transaction.

(c)	Effective May 14, 2008, Mr. Augustine, General Krulak, Mr. Rhodes, and Mr. Roy retired from service on the ConocoPhillips Board of Directors. As a result, under the terms and conditions of the stock awards reflected in the table that were in the form of restricted stock and restricted stock units, restrictions lapsed and the awards settled per the election made by the Director for each grant. Although taxes are not collected by the Company on behalf of the non-employee director, the value of lapsed shares are reported on a Form 1099 for the year in which the taxable event occurs.

Mr. Augustine received restricted stock unit awards for his service as a Director of Phillips Petroleum Company from 1998–2002 totaling 34,390 units. The restriction period ended upon his retirement. As permitted by the terms and conditions of the awards, Mr. Augustine elected to defer the value of the award to a Deferred Compensation account at Vanguard to be paid out in 10 annual installments beginning in July 2009. Per the Amended and Restated Deferred Compensation Plan for Non-Employee Directors, the higher of the average of the high and low selling price on retirement date (or last preceding trading date if retirement date is on a non-trading date), or the average of the high three monthly fair market values of COP stock during the 12 calendar months preceding the month of the participants retirement date should be used to value the award. The average of the high and low on May 14, 2008 ($89.1450) was used to value the award. $3,065,716 was deferred to Vanguard. Mr. Augustine received restricted stock and restricted stock unit awards for his service as a Director of ConocoPhillips from 2002–2008. Mr. Augustine elected to receive unrestricted shares in 10 annual installments beginning upon separation from service. Per their terms, these awards remained restricted until six months after separation from service. The total unrestricted shares acquired on vesting of these awards were 1,756 shares, valued at $83,822.

General Krulak received restricted stock unit awards for his service as a Director of Conoco Inc. from 2000–2002 totaling 5,897 units. The restriction period ended upon his retirement. As permitted by the terms and conditions of the awards, General Krulak elected to receive unrestricted shares in lump sum upon separation from service on May 14, 2008, valued at $525,670. General Krulak received restricted stock and restricted stock unit awards for his service as Director of ConocoPhillips from 2002 – 2008, for which he elected to receive unrestricted shares as a lump sum upon separation from service. Per their terms, these awards remained restricted until six months after separation from service. The total unrestricted shares acquired on vesting of these awards are 19,906 shares, valued at $950,613.

Mr. Rhodes received restricted stock unit awards for his service as a Director of ConocoPhillips from 2002–2008 totaling 17,277 units. As permitted by the terms and conditions of the awards, Mr. Rhodes elected to receive unrestricted shares in lump sum upon separation from service on May 14, 2008. Per their terms, these awards remained restricted until six months after separation from service. The total unrestricted shares acquired on vesting of these awards are 17,277 shares, valued at $825,015.

Mr. Roy received restricted stock and restricted stock unit awards for his service as a Director of ConocoPhillips from 2002–2008. As permitted by the terms and conditions of the awards, Mr. Roy elected to receive unrestricted shares in five annual installments beginning upon separation from service. Per their terms, these awards remained restricted until six months after separation from service. The total unrestricted shares acquired on vesting of these awards were 3,507 shares, valued at $167,384.

(4)	Includes the amounts attributable to the following:

Name	Tax Reimbursement Gross-Up(a)	Director Charitable Gift Program(b)	Matching Gift Amounts(c)	Total
R.L. Armitage	$ —	$ 129,978	$ —	$ 129,978
R.H. Auchinleck	117	62,195	11,450	73,762
N.R. Augustine	1,308	262,526	15,000	278,834
J.E. Copeland, Jr.	2,288	129,849	15,000	147,137
K.M. Duberstein	433	139,323	15,000	154,756
R.R. Harkin	—	135,023	11,000	146,023
C.C. Krulak	—	166,376	5,000	171,376
H.W. McGraw III	—	89,030	—	89,030
H.J. Norvik	—	113,474	—	113,474
W.K. Reilly	—	194,755	—	194,755
W.R. Rhodes	1,682	261,690	—	263,372
J.S. Roy	743	264,330	15,000	280,073
B.S. Shackouls	1,037	90,353	15,000	106,390
V.J. Tschinkel	894	98,085	14,604	113,583
K.C. Turner	—	102,279	10,000	112,279
W.E. Wade, Jr.	437	201,357	11,500	213,294

(a)	The amounts shown are for payments by the Company relating to certain taxes incurred by the director. These primarily occur when the Company requests spouses or other guests to accompany the director to Company functions, including Board and Committee meetings, and as a result, the director is deemed to make a personal use of Company assets (for example, when a spouse accompanies a director on a Company aircraft). In such circumstances, if the director is imputed income in accordance with the applicable tax laws, the Company will generally reimburse the director for the increased tax costs.

(b)

The Company maintains a Director Charitable Gift Program. This program allows an eligible director to designate charities and tax-exempt educational institutions to receive a donation from the Company of up to $1 million upon his or her death. Donations are payable over five years following the death of the director. A director becomes vested in the program after one year of service on the Board. ConocoPhillips also maintains similar programs with regard to directors of companies that it has acquired, including, most recently, Burlington Resources Inc. Messrs. Shackouls and Wade are eligible under the Burlington Resources Inc. program, while all of the other directors are eligible under the ConocoPhillips program. Although eligibility, time of payment, and other provisions may differ under these programs, each has the same general purpose of allowing directors to designate charities and tax-exempt educational institutions to receive a donation from the Company of up to $1 million upon the director’s death. In 2008, as part of its regular review of the compensation of directors, the Committee on Directors’ Affairs made the election to discontinue the Director Charitable Gift Program for current and future director appointees. With respect to current directors, the Company made payments equal to the net present value of the outstanding awards to charities designated by such directors in 2008, with the exception of Mr. Shackouls, who, as a result of his participation in the Burlington Resources charitable gift program, will continue to have the donation paid upon his death. Eligible directors who retired prior to 2008 were given the opportunity to request that the Company pay the net present value to their designated charities in 2008 or continue with the prior terms of the program. Amounts above for all directors reflect the cost to the company of the 2008 payments, less any compensation reported in previous periods with respect to the Director Charitable Gift Program. The Company does not expect to have any further costs associated with the program for Mr. Shackouls until payment of a benefit at his death. Mr. Mulva was also eligible for the Director Charitable Gift Program. Information for Mr. Mulva is shown on the Summary Compensation Table on page 35 and the notes to that table. During 2008, directors who had retired prior to 2008 were asked whether they preferred their charities to receive the actuarial present value as calculated by the Company in 2008 or to wait until after the death of the director, per the terms of the applicable program. In response, 21 retired directors requested the current payment, and the Company made such payments in the total amount of $6,604,219, while 22 retired directors requested that the Company wait, and the estimated incremental cost to the Company of continuing the applicable programs during 2008 for these directors is $988,953.

(c)	The Company maintains a Matching Gift Program under which we match certain gifts by directors to charities and educational institutions, excluding religious, political, fraternal, or athletic organizations, that are tax-exempt under Section 501(c)(3) of the Internal Revenue Code of the United States or meet similar requirements under the applicable law of other countries. For directors, the program matches up to $15,000 with regard to each program year. Administration of the program can cause more than $15,000 to be paid in a single fiscal year of the Company, due to processing claims from more than one program year in that single fiscal year. The amounts shown are for the actual payments by the Company in 2008. Mr. Mulva is eligible for the Program as an executive of the Company, rather than as a director. Information for Mr. Mulva is shown on the Summary Compensation Table on page 35 and the notes to that table.

Equity Compensation Plan Information

The following table sets forth information about ConocoPhillips’ common stock that may be issued under all existing equity compensation plans as of December 31, 2008:

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(2)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance
Equity compensation plans approved by security holders(1)	16,771,505	(3)	$63.2500	48,260,191	(4)
Equity compensation plans not approved by security holders	—		—	—

Total	16,771,505		$63.2500	48,260,191

(1)	Includes awards issued from the 2004 Omnibus Stock and Performance Incentive Plan of ConocoPhillips, which was approved by stockholders on May 5, 2004.

(2)	Excludes (a) options to purchase 28,579,258 shares of ConocoPhillips common stock at a weighted average price of $27.91, (b) 2,468,739 restricted stock units, and (c) 37,716 shares underlying stock units, payable in common stock on a one-for-one basis, credited to stock unit accounts under our deferred compensation arrangements. These awards, which were excluded from the above table, were issued from the 1998 Stock and Performance Incentive Plan of ConocoPhillips, the 1998 Key Employee Stock Performance Plan of ConocoPhillips, the 2002 Omnibus Securities Plan of Phillips Petroleum Company, the Omnibus Securities Plan of Phillips Petroleum Company, the Phillips Petroleum Company Stock Plan for Non-Employee Directors, the Incentive Compensation Plan of Phillips Petroleum Company, the 2001 Global Performance Sharing Plans of Conoco Inc., the 1993 Burlington Resources Inc. Stock Incentive Plan, the Burlington Resources Inc. 1997 Employee Stock Incentive Plan, the Burlington Resources Inc. 2002 Stock Incentive Plan, and the Burlington Resources Inc. 2000 Stock Option Plan for Non-Employee Directors. Upon consummation of the merger of Conoco and Phillips, all outstanding options to purchase and restricted stock units payable in common stock of Conoco and Phillips were converted into options to purchase or rights to receive shares of ConocoPhillips common stock. Likewise, upon the acquisition of Burlington Resources Inc., all outstanding options to purchase and restricted stock units payable in common stock of Burlington Resources Inc. were converted into options or rights to receive shares of ConocoPhillips common stock. No additional awards may be granted under the aforementioned plans.

(3)	Includes an aggregate of 103,010 restricted stock units issued in payment of annual awards and dividend equivalents which were reinvested with regard to existing awards received annually, and 42,465 restricted stock units issued in payment of dividend equivalents with regard to fees that were deferred in the form of stock units under our deferred compensation arrangements for non-employee members of the Board of Directors of ConocoPhillips, or assumed in connection with the merger for services performed as a non-employee member of the Board of Directors for either Conoco Inc. or Phillips Petroleum Company. Also includes 60,017 restricted stock units issued in payment of dividend equivalents reinvested with respect to certain special award made to Mr. Mulva. Further includes 6,492 restricted stock units issued with respect to an option gain deferral election made by a retired Conoco executive pursuant to a heritage Conoco plan, assumed in connection with the merger. Dividend equivalents were credited under the 2004 Omnibus Stock and Performance Incentive Plan during the time period from May 5, 2004 to December 31, 2008. Also includes 54,660 restricted stock units issued in payment of a long-term incentive award for Mr. Mulva and off cycle awards for recently hired executives. In addition, 3,585,539 restricted stock units that are eligible for cash dividend equivalents were issued to U.S. and U.K. payrolled employees residing in the United States or the United Kingdom at the time of the grant; 1,303,319 restricted stock units that are not eligible for cash dividend equivalents due to legal restrictions were issued to non-U.S. or non-U.K. payrolled employees and U.S. or U.K. payrolled employees residing in countries other than the United States or United Kingdom at the time of the grant. Both awards vest over a period of five years, the restrictions lapsing in three equal annual installments beginning on the third anniversary of the grant date. Includes 1,122,131 restricted stock units issued to executives on February 10, 2006, 994,586 restricted stock units issued to executives on February 8, 2007, and 1,059,461 restricted stock units issued to executives on February 14, 2008. These restricted stock units have no voting rights, are eligible for cash dividend equivalents, and have restrictions on transferability that last until separation of service from the Company. In addition, 412,155 restricted stock units that are not eligible for cash dividend equivalents were issued as retention bonuses; the awards vest over a period of three years, the restrictions lapsing in three equal annual installments beginning on the first anniversary of the grant dates. Further included are 7,830,094 non-qualified and 197,576 incentive stock options with a term of 10 years and become exercisable in three equal annual installments beginning on the first anniversary of the grant date.

(4)	The securities remaining available for issuance may be issued in the form of stock options, stock appreciation rights, stock awards, stock units, and performance shares. Under the 2004 Omnibus Stock and Performance Incentive Plan, no more than 40,000,000 shares of common stock may be issued for incentive stock options (197,576 have been issued with 39,802,424 available for future issuance) and no more than 40,000,000 shares of common stock may be issued with respect to stock awards (11,974,452 have been issued with 28,025,548 available for future issuance).

Stock Ownership

Holdings of Major Stockholders

The following table sets forth information regarding persons whom we know to be the beneficial owners of more than five percent of our issued and outstanding common stock (as of the date of such stockholder’s Schedule 13G filing with the SEC):

	Common Stock
Name and Address	Number of Shares	Percent of Class
Vanguard Fiduciary Trust Company(1) 500 Admiral Nelson Blvd. Malvern, Pennsylvania 19355	102,746,358	6.9%

Warren E. Buffett(2) 1440 Kiewit Plaza Omaha, Nebraska 68131	84,896,273	5.7%

(1)	Based on a Schedule 13G filed with the SEC on February 5, 2009, by Vanguard Fiduciary Trust Company, in its capacity as trustee for ConocoPhillips’ Savings Plan, the Retirement Savings Plan of Phillips Petroleum Company, the Tosco Corporation Capital Accumulation Plan, and the ConocoPhillips Store Savings Plan (collectively, the “Plans”) and the ConocoPhillips’ Compensation and Benefits Trust (the “CBT”) with shared voting power. Vanguard and the Plans have disclaimed beneficial ownership of the shares held by Vanguard as trustee of the Plans and the CBT. Vanguard votes shares held by the Plans, which represent the allocated interests of participants, in the manner directed by individual participants. Participants in the Plans are appointed by ConocoPhillips as fiduciaries entitled to direct the trustee as to how to vote allocated shares which are not directed in these Plans and unallocated shares held by the ConocoPhillips Savings Plan. Such shares are allocated pro rata among participants accepting their fiduciary appointment and are voted by the trustee as directed by the participant fiduciaries. The trustee will vote other shares held by the Plans at its discretion only if required to do so by ERISA. Vanguard votes shares held by the CBT only in accordance with the pro rata directions of eligible domestic employees and the trustees of certain international stock plans of ConocoPhillips.

(2)	Based on a Schedule 13G filed with the SEC on February 17, 2009, by Warren E. Buffett on behalf of himself, Berkshire Hathaway Inc., OBH, Inc., National Indemnity Company, National Fire & Marine Insurance Company, GEICO Corporation, Government Employees Insurance Company, General Re Corporation, and General Reinsurance Corporation.

Securities Ownership of Officers and Directors

The following table sets forth the number of shares of our common stock beneficially owned as of March 1, 2009, by each ConocoPhillips Director, by each Named Executive Officer and by all of our Directors and Executive Officers as a group. Together these individuals beneficially own less than one percent (1%) of our common stock. The table also includes information about stock options, restricted stock, and restricted and deferred stock units credited to the accounts of our Directors and Executive Officers under various compensation and benefit plans. For purposes of this table, shares are considered to be “beneficially” owned if the person, directly or indirectly, has sole or shared voting or investment power with respect to such shares. In addition, a person is deemed to beneficially own shares if that person has the right to acquire such shares within 60 days of March 2, 2009.

	Number of Shares or Units
Name of Beneficial Owner	Total Common Stock Beneficially Owned		Restricted/Deferred Stock Units(1)	Options Exercisable Within 60 Days(2)
Richard L. Armitage	505		6,449	—
Richard H. Auchinleck	5,763		40,579	—
Rand C. Berney	55,094		95,312	124,666
John A. Carrig	282,070		372,526	575,328
James E. Copeland, Jr.	21,842		20,856	—
Sigmund L. Cornelius	28,417		109,538	163,732
Kenneth M. Duberstein	13,359		32,084	4,014
James L. Gallogly	35,549		85,183	144,537
Ruth R. Harkin	17,627	(3)	24,708	8,130
John E. Lowe	74,216		213,407	184,466
Harold W. McGraw III	1,000		13,566	—
James J. Mulva	701,409	(4)	2,338,405	6,908,933
Harald J. Norvik	—		11,643	—
William K. Reilly	6,502		32,722	—
Bobby S. Shackouls	39,298		6,449	—
Victoria J. Tschinkel	17,128	(5)	43,016	—
Kathryn C. Turner	12,443		37,377	—
William E. Wade, Jr.	2,242	(6)	8,773	37,505
Directors and Executive Officers as a Group (20 Persons)(7)	1,301,086		3,415,347	8,252,548

(1)	Includes restricted or deferred stock units that may be voted or sold only upon passage of time.

(2)	Includes beneficial ownership of shares of common stock which may be acquired within 60 days of March 1, 2008 through stock options awarded under compensation plans.

(3)	Includes 46 shares held by Ms. Harkin’s daughter.

(4)	Includes 20,176 shares pledged as collateral.

(5)	Includes 171 shares of common stock owned by the Erica Tschinkel Trust and 13,067 shares of common stock owned jointly with Ms. Tschinkel’s spouse.

(6)	Includes 367 shares of common stock owned by the Wade Family Trust.

(7)	Excludes shares owned by Mr. Lowe, who, in 2008, announced his transition to a part-time role.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires ConocoPhillips’ directors and executive officers, and persons who own more than 10 percent of a registered class of ConocoPhillips’ equity securities, to file reports of ownership and changes in ownership of ConocoPhillips common stock with the SEC and the NYSE, and to furnish ConocoPhillips with copies of the forms they file. To ConocoPhillips’ knowledge, based solely upon a review of the copies of such reports furnished to it and written representations of its officers and directors, during the year ended December 31, 2008, all Section 16(a) reports applicable to its officers and directors were filed on a timely basis.

Audit and Finance Committee Report

The Audit and Finance Committee of the Board of Directors of ConocoPhillips (the “Audit Committee”) assists the Board in fulfilling its responsibility to provide independent, objective oversight for ConocoPhillips’ financial reporting functions and internal control systems. The Audit Committee currently comprises three non-employee directors. The Board has determined that the members of the Audit Committee satisfy the requirements of the New York Stock Exchange as to independence, financial literacy and expertise. The Board has determined that at least one member, James E. Copeland, Jr., is an audit committee financial expert as defined by the SEC. The responsibilities of the Audit Committee are as set forth in the written charter adopted by ConocoPhillips’ Board of Directors and last amended on February 4, 2005, and which is available on our website www.conocophillips.com under the caption “Governance.” One of the Audit Committee’s primary responsibilities is to assist the Board in its oversight of the integrity of the Company’s financial statements. The following report summarizes certain of the Committee’s activities in this regard during the year 2008.

Review with Management.    The Audit Committee has reviewed and discussed with management the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, and management’s assessment of the effectiveness of the Company’s internal control over financial reporting, as of December 31, 2008, included therein.

Discussions with Independent Registered Public Accounting Firm.    The Audit Committee has discussed with Ernst & Young LLP, independent registered public accounting firm for ConocoPhillips, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board, and has discussed with that firm its independence from ConocoPhillips.

Recommendation to the ConocoPhillips Board of Directors.    Based on its review and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in ConocoPhillips’ Annual Report on Form 10-K for the year ended December 31, 2008.

THE CONOCOPHILLIPS AUDIT AND FINANCE COMMITTEE

James E. Copeland, Jr., Chairman

Harald J. Norvik

Victoria J. Tschinkel

Proposal to Ratify the Appointment of Ernst & Young LLP

(Item 2 on the Proxy Card)

What am I voting on?

You are voting on a proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2009. The Audit and Finance Committee has appointed Ernst & Young to serve as independent registered public accounting firm.

What services does the independent registered public accounting firm provide?

Audit services of Ernst & Young for fiscal year 2008 included an audit of our consolidated financial statements, an audit of the effectiveness of the Company’s internal control over financial reporting, and services related to periodic filings made with the SEC. Additionally, Ernst & Young provided certain other services as described in the response to the next question. In connection with the audit of the 2008 financial statements, we entered into an engagement agreement with Ernst & Young that sets forth the terms by which Ernst & Young will perform audit services for us. That agreement is subject to alternative dispute resolution procedures.

How much was the independent registered public accounting firm paid for 2008 and 2007?

Ernst & Young’s fees for professional services totaled $20.1 million for 2008 and $19.0 million for 2007. Ernst & Young’s fees for professional services included the following:

•

Audit Services — fees for audit services, which relate to the fiscal year consolidated audit, quarterly reviews, registration statements, comfort letters, statutory and regulatory audits, accounting consultations, and Sarbanes-Oxley Section 404 attest services, were $16.5 million for 2008 and $16.3 million for 2007.

•	Audit-Related Services — fees for audit-related services, which consisted of audits in connection with proposed or consummated dispositions, benefit plan audits, other subsidiary audits, special reports, and accounting consultations were $2.9 million for 2008 and $1.9 million for 2007.

•	Tax Services — fees for tax services, consisting of tax compliance services and tax planning and advisory services, were $0.6 million for 2008 and $0.8 million for 2007.

•	Other Services — Fees for other services were negligible in 2008 and 2007.

The Audit and Finance Committee has considered whether the non-audit services provided to ConocoPhillips by Ernst & Young impaired the independence of Ernst & Young and concluded they did not.

The Audit and Finance Committee has adopted a pre-approval policy that provides guidelines for the audit, audit-related, tax and other non-audit services that may be provided by Ernst & Young to the Company. The policy (a) identifies the guiding principles that must be considered by the Audit and Finance Committee in approving services to ensure that Ernst & Young’s independence is not impaired; (b) describes the audit, audit-related, tax and other services that may be provided and the non-audit services that are prohibited; and (c) sets forth pre-approval requirements for all permitted services. Under the policy, all services to be provided by Ernst & Young must be pre-approved by the Audit and Finance Committee. The Audit and Finance Committee has delegated authority to approve permitted services to the Committee’s Chair. Such approval must be reported to the entire Committee at the next scheduled meeting.

Will a representative of Ernst & Young be present at the meeting?

Yes, one or more representatives of Ernst & Young will be present at the meeting. The representatives will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions from the stockholders.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. If the appointment of Ernst & Young is not ratified, the Audit and Finance Committee will reconsider the appointment.

What does the Board recommend?

THE AUDIT AND FINANCE COMMITTEE RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR 2009.

Proposal to Approve the 2009 Omnibus Stock and Performance Incentive Plan.

(Item 3 on the Proxy Card)

What am I voting on?

We are asking you to approve our 2009 Omnibus Stock and Performance Incentive Plan (the “2009 Plan”), as set forth in Appendix A to this proxy statement. The 2009 Plan will only become effective upon approval by stockholders. The 2009 Plan was unanimously approved by our Board on February 13, 2009, and the 2009 Plan will, among other things, allow the issuance of up to 70 million shares of common stock for compensation to our employees and directors. The 2009 Plan will replace the 2004 Omnibus Stock and Performance Incentive Plan (the “2004 Plan”) which was previously approved by our stockholders. Reserves remaining under the 2004 Plan, if the 2009 Plan is approved by stockholders, will be used to offset the limit of 70 million shares noted above, so that upon approval no more than 70 million shares may be issued under the 2009 Plan, and the 2004 Plan will no longer be used for further awards. There are currently approximately 42 million shares of common stock available for awards under the 2004 Plan. Additionally, shares currently subject to awards under the 2009 Plan or the 2004 Plan may become available from time to time for awards under the 2009 Plan to the extent that such shares are not actually delivered (whether due to forfeiture, withholding for taxes or any other reason), or to the extent previously issued shares are used to pay the exercise price or cover withholding obligations or are similarly reacquired by the Company.

The 70 million shares available for issuance under the 2009 Plan would represent approximately 4.7 percent of the Company’s outstanding shares as of February 28, 2009. This level of dilution is comparable to that of our peer group of companies and is consistent with the Board’s preference for conservative compensation practices.

Approval of the 2009 Plan by our stockholders also will preserve our ability to fully deduct performance-based awards under the 2009 Plan under section 162(m) of the Internal Revenue Code for a five-year period.

The primary objectives of the 2009 Plan are:

•	To attract and retain the services of employees and directors; and

•	To further our interests and our stockholders’ interests by providing incentives in the form of awards to such persons.

In accordance with these objectives, the 2009 Plan is designed to enable our employees and directors to acquire or increase their ownership of our common stock. The 2009 Plan is designed to compensate employees and directors for the creation of stockholder value. The 2009 Plan is also designed with the intent of placing more of executive compensation at risk and in the longer term. The 2009 Plan provides variable long-term compensation to employees and directors that is consistent with the philosophy adopted by the Compensation Committee as set out in “Compensation Discussion and Analysis — Compensation Objectives and Process” beginning on page 16 of this proxy statement. This philosophy is based on the fundamental principles of pay for performance and external competitiveness, and the Board of Directors sees this proposal as a means of further aligning the goals of our employees and directors with those of the stockholders.

While all of our employees and directors would be eligible to participate in the 2009 Plan, it is expected that most awards under the 2009 Plan would be made to our key employees, typically senior officers, managers, and technical and professional personnel. As of February 28, 2009, the following options, stock appreciation rights (SARs), restricted stock awards, and restricted stock unit awards (including those under all prior plans, whether reserves have been used or still exist to allow further issuance of awards) were outstanding under the 2004 Plan:

•	Options to purchase approximately 40 million shares of our common stock at a weighted average price of $36.5347, of which approximately 34 million shares were subject to vested options;

•	Stock appreciation rights with respect to approximately 12 thousand shares of our common stock at a weighted average price of $23.0067, all of which are vested;

•	Approximately one million shares of our common stock subject to restricted stock awards; and

•	Approximately 13 million shares outstanding as restricted stock units.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. Under the rules of the New York Stock Exchange, votes representing more than 50% of our outstanding shares of common stock must be cast at the meeting. Broker non-votes are not considered votes cast for this purpose.

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF OUR 2009 OMNIBUS STOCK AND PERFORMANCE INCENTIVE PLAN.

Summary of Our 2009 Omnibus Stock and Performance Incentive Plan

The following summary of our 2009 Omnibus Stock and Performance Incentive Plan is qualified by reference to the full text of the 2009 Plan, which is attached as Appendix A to this proxy statement.

Eligibility

Employees eligible for awards under the 2009 Plan are all employees of the Company and it subsidiaries, as well as individuals whom our Compensation Committee expects to become employees within six months of the date of grant, whose performance can have a significant effect on our success, with such award being subject to the individual actually becoming an employee within such time period and to such other terms and conditions as may be established by the Compensation Committee. The Committee would determine from among the employees of the company, all of whom are eligible participants, who would be designated as a participant. It is currently the Committee’s expectation to limit eligibility to an executive, management, technical, and professional group, defined by the level of job responsibility. This is consistent with our current practice under the 2004 Plan, under which approximately 2,800 of our employees received awards for the annual compensation program payouts in February 2009 (described in the Compensation Discussion and Analysis beginning on page 16). Directors eligible for awards under the 2009 Plan are those who are not our employees.

Authorized Shares and Limits

Subject to stockholder approval, we have reserved a total of 70 million shares of common stock (including approximately 42 million shares of common stock remaining in the reserves of the 2004 Plan as of February 28, 2009) for issuance in connection with the 2009 Plan. If stockholders approve the 2009 Plan, then of the 70 million shares reserved for issuance under the 2009 Plan, the number of shares of common stock available for incentive stock options will be 40 million shares, and no more than 40 million shares may be used for awards in stock. The number of shares authorized to be issued under the 2009 Plan is subject to adjustment for stock splits, stock dividends, recapitalizations, mergers, or similar corporate events. Upon stockholder approval of the 2009 Plan, the 2004 Plan will no longer be available for use for new awards, although prior awards will continue to be valid.

The 2009 Plan contains limitations with respect to awards that may be made. If stockholders approve the 2009 Plan, the following limitations will apply to any awards made under the 2009 Plan:

•	No participant may be granted, during any calendar year, employee awards consisting of stock options or SARs that are exercisable for or relate to more than 5,000,000 shares of common stock;

•	No participant may be granted, during any calendar year, employee awards consisting of stock awards covering or relating to more than 4,000,000 shares of common stock;

•

No participant may be granted employee awards consisting of cash or in any other form permitted under the 2009 Plan, other than employee awards consisting of stock options or SARs or stock awards, for any calendar year having a value determined on the date of grant in excess of $10,000,000;

•	No participant may be granted, during any calendar year, director awards consisting of stock options or SARs that are exercisable for or relate to more than 500,000 shares of common stock; and

•	No participant may be granted, during any calendar year, director awards consisting of stock awards covering or relating to more than 200,000 shares of common stock.

Potential Dilution

The maximum number of shares that may be issued under the 2009 Plan represents approximately 4.7 percent of the total number of shares of ConocoPhillips common stock outstanding on February 28, 2009, excluding treasury shares.

As shown in the table and notes on page 59 of this proxy statement, at year-end 2008, approximately 48 million shares remained issuable under the 2004 Plan. After awards granted through the end of February 2009, 42 million shares remain available for potential grants under the 2004 Plan. The total number of shares issuable under the 2004 Plan added, together with the shares issuable under the proposed 2009 Plan, represent approximately five percent of the Company’s outstanding shares on February 28, 2009. The closing price per share of our common stock at the end of February as reported by the New York Stock Exchange corporate transaction system was $37.35.

Award Terms

Our Compensation Committee determines the types of employee awards made under the 2009 Plan and designates the senior officers who are to be the recipients of such awards. Our Compensation Committee has delegated authority to designate other recipients of awards under the 2004 Plan to the Chief Executive Officer (acting as a special awards committee of the Board of Directors) and expects to continue that practice under the 2009 Plan. The Board of Directors determines the types of director awards made under the 2009 Plan. We refer to the Board of Directors or the committee authorized to grant awards under the 2009 Plan (or the 2004 Plan) as the “Granting Committee.”

Awards are subject to the terms, conditions, and limitations as determined by the Granting Committee. Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under the 2009 Plan or any of our other employee plans or our subsidiaries’ employee plans. An award may provide for the grant or issuance of additional, replacement, or alternative awards upon the occurrence of specified events, including the exercise of the original award. At the discretion of the Granting Committee, a recipient of an award may be offered an election to substitute an award for another award or awards of the same or different type. All or part of an award may be subject to conditions established by the Granting Committee, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attainment of specified growth rates, and other comparable measurements of performance. Upon the termination of service by a recipient, any unexercised, deferred, unvested, or unpaid awards will be treated as set forth in the applicable award agreement.

A stock option granted under the 2009 Plan may consist of either an incentive stock option that complies with the requirements of section 422 of the Internal Revenue Code or a nonqualified stock option that does not comply with those requirements. Incentive stock options and nonqualified stock options must have an exercise price per share that is not less than the fair market value of the common stock on the date of grant and, subject to certain adjustment provisions of the 2009 Plan that apply only on specified corporate events, the exercise price of an option granted under the 2009 Plan may not be decreased. Subject to limitations, the terms, conditions, and limitations applicable to any stock options, including the term of any stock options and the date or dates upon which they become exercisable, will be determined by the Granting Committee.

A SAR may be granted under the 2009 Plan to the holder of a stock option with respect to all or a portion of the shares of common stock subject to the stock option or may be granted separately. The terms, conditions, and limitations applicable to any SARs, including the term of any SARs and the date or dates upon which they become exercisable, will be determined by the Granting Committee.

Stock awards consist of restricted and non-restricted grants of common stock or units denominated in common stock. The terms, conditions, and limitations applicable to any stock awards will be determined by the Granting Committee. Without limiting the foregoing, rights to dividends or dividend equivalents may be extended to and made part of any stock award at the discretion of the Granting Committee. The Committee may also establish rules and procedures for the crediting of interest or other earnings on deferred cash payments and dividend equivalents for stock awards. Subject to earlier vesting upon death, disability, layoff, retirement or change in control, stock awards that are not performance-based will vest over a minimum period of three years, and stock awards that are performance-based will vest over a minimum period of one year.

Cash awards consist of grants denominated in cash. The terms, conditions, and limitations applicable to any cash awards will be determined by the Granting Committee.

Performance awards consist of grants made subject to the attainment of one or more performance goals and may be intended to meet the requirements of qualified performance-based compensation under section 162(m) of the Internal Revenue Code. Such a performance award will be paid, vested, or otherwise deliverable solely upon the attainment of one or more pre-established, objective performance goals established by the Compensation Committee prior to the earlier of:

•	90 days after the commencement of the period of service to which the performance goals relate, and

•	The lapse of 25% of the period of service.

A performance goal may be based upon one or more business criteria that apply to the employee, one or more business units of the Company, or the Company as a whole, and may include any of the following: increased revenue; net income measures; stock price measures; market share; earnings per share (actual or targeted growth); earnings before interest, taxes, depreciation, and amortization; economic value added; cash flow measures; return measures; operating measures; expense measures; margins; stockholder value; total stockholder return; reserve addition; proceeds from dispositions; production volumes; refinery runs; reserve replacement ratio; refinery utilizations; total market value; and corporate values measures. Historically, performance goals have included measures such as relative total shareholder return, adjusted return on capital employed (relative and absolute), cash contribution per barrel, income per barrel, health, safety and environmental performance, and implementation of the Company’s strategic plan. The performance criteria for 2008 and past periods are discussed in more detail under “Performance-Based Pay – Measures and Criteria — Performance Measures” beginning on page 21.

Prior to the payment of any compensation based on the achievement of such performance goals, the Compensation Committee must certify in writing that the applicable performance goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing, the terms, conditions, and limitations applicable to any performance awards will be determined by the Granting Committee.

Unless otherwise provided in an award agreement, in the event of a “change in control” of the Company, awards held by a participant that were not previously vested or exercisable become fully vested and exercisable and generally remain exercisable for the remainder of their term if the participant is still in the service of the Company at the time of the change in control.

The 2009 Plan is not qualified under section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Awards Granted

The allocation of awards in 2009 under the 2009 Plan for participants other than non-employee directors is not currently determinable since allocation is dependent on future decisions of the Granting Committee, subject to applicable provisions of the 2009 Plan. Non-employee directors receive annual grants of restricted stock units denominated in common stock with a value on the date of grant of $120,000. On January 15, 2009, each nonemployee director received restricted stock units covering 2,520 shares of our common stock. For information about options and other awards granted under the 2004 Plan in 2008 to our Chief Executive Officer and our other Named Executive Officers at the end of 2008, see the “Grants of Plan-Based Awards Table” on page 41. Awards made prior to the approval of the 2009 Plan by stockholders have been, and will continue to be, made under the 2004 Plan.

Administration of the 2009 Plan

The Compensation Committee will administer the 2009 Plan with respect to employee awards, as it has done under the 2004 Plan. The Compensation Committee has full and exclusive power to administer the 2009 Plan and take all actions specifically contemplated by the 2009 Plan or necessary or appropriate in connection with its administration. The Compensation Committee has the full and exclusive power to interpret the 2009 Plan and to adopt such rules, regulations, and guidelines for carrying out the 2009 Plan as the Committee may deem necessary or proper in keeping with its objectives. The Compensation Committee may, in its discretion, extend or accelerate the exercisability of, accelerate the vesting of, or eliminate or make less restrictive any restrictions contained in any award granted under the 2009 Plan, waive any restriction or other provision of the 2009 Plan or in any award granted under the 2009 Plan, or otherwise amend or modify any award granted under the 2009 Plan in any manner that either is not adverse to the recipient holding the award or is consented to by the recipient. The Compensation Committee may delegate its duties under the 2009 Plan to our Chief Executive Officer and other senior officers. The Committee also may engage or authorize the engagement of third-party administrators to carry out administrative functions under the 2009 Plan. The Compensation Committee may also correct any defect or supply any omission or reconcile any inconsistency in the 2009 Plan or in any award granted under the 2009 Plan. Any decision of the Compensation Committee in the interpretation and administration of the 2009 Plan shall be within its sole and absolute discretion and shall be final, conclusive, and binding on all parties concerned. With respect to director awards, the Board of

Directors shall have the same powers, duties and authority as the Compensation Committee has with respect to employee awards.

Term

No award may be made under the 2009 Plan following the tenth anniversary of the date stockholders approve the 2009 Plan.

Amendment of the 2009 Plan

The Board of Directors may amend, modify, suspend, or terminate the 2009 Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (i) no amendment or alteration that would adversely affect the rights of any participant under any award previously granted to such participant shall be made without the consent of the participant and (ii) no amendment or alteration shall be effective prior to its approval by the stockholders of the Company to the extent such approval is required by applicable legal requirements or the applicable requirements of the securities exchange on which the Company’s common stock is listed. Furthermore, without the prior approval of the Company’s stockholders, options issued under the 2009 Plan will not be repriced, replaced, or regranted through cancellation or by decreasing the exercise price of a previously granted option (except for adjustment for stock splits, stock dividends, recapitalizations, mergers, or similar corporate events).

Federal Income Tax Consequences of the 2009 Plan

The following is a discussion of material U.S. federal income tax consequences to participants in the 2009 Plan. This discussion is based on statutory provisions, Treasury regulations thereunder, judicial decisions, and rulings of the Internal Revenue Service in effect on the date of this proxy statement. This discussion does not purport to be complete, and does not cover, among other things, state, local, or foreign tax treatment of participation in the 2009 Plan. Furthermore, differences in participants’ financial situations may cause federal, state, and local tax consequences of participation in the 2009 Plan to vary.

Participants will not realize taxable income upon the grant of a nonqualified stock option or SAR. Upon the exercise of a nonqualified stock option or SAR, the employee or non-employee director will recognize ordinary income, subject, in the case of employees, to tax withholding by the Company, in an amount equal to the excess of the amount of cash and the fair market value on the date of exercise of the common stock received over the exercise price, if any, paid therefor. The employee or nonemployee director will generally have a tax basis in any shares of common stock received pursuant to the exercise of an SAR, or pursuant to the cash exercise of a nonqualified stock option, that equals the fair market value of such shares on the date of exercise. Generally, we will be entitled to a deduction for U.S. federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by the participant under the foregoing rules.

Employees will not have taxable income upon the grant of an incentive stock option. Upon the exercise of an incentive stock option, the employee will not have taxable income, although the excess of the fair market value of the shares of common stock received upon exercise of the incentive stock option over the exercise price will increase the alternative minimum taxable income of the employee, which may cause such employee to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an incentive stock option would be allowed as a credit against the employee’s regular tax liability in a later year to the extent the employee’s regular tax liability is in excess of the alternative minimum tax for that year.

Upon the disposition of stock received upon exercise of an incentive stock option that has been held for the requisite holding period (generally one year from the date of exercise and two years from the date of grant), the employee will generally recognize capital gain or loss equal to the difference between the amount received in the disposition and the exercise price paid by the employee for the stock. However, if an employee disposes of stock that has not been held for the requisite holding period, the employee will recognize ordinary income in the year of the disqualifying disposition to the extent that the fair market value of the stock at the time of exercise of the incentive stock option, or, if less, the amount realized in the case of an arm’s-length disqualifying disposition to an unrelated party, exceeds the exercise price paid by the employee for such stock. The employee would also recognize capital gain, or, depending on the holding period, additional ordinary income, to the extent the amount realized in the disqualifying disposition exceeds the fair market value of the stock on the exercise date. If the exercise price paid for the stock exceeds the amount realized in the disqualifying disposition, in the case of an arm’s-length disposition to an unrelated party, such excess would ordinarily constitute a capital loss.

We are generally not entitled to any federal income tax deduction upon the grant or exercise of an incentive stock option, unless the employee makes a disqualifying disposition of the stock. If an employee makes such a disqualifying disposition, we will generally be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by the employee under the rules described in the preceding paragraph.

An employee will recognize ordinary compensation income upon receipt of cash pursuant to a cash award or performance award or, if earlier, at the time such cash is otherwise made available for the employee to draw upon it. An employee will not have taxable income upon the grant of a stock award in the form of units denominated in common stock but rather will generally recognize ordinary compensation income at the time the employee receives common stock or cash in satisfaction of such stock unit award in an amount equal to the fair market value of the common stock or cash received. In general, a participant will recognize ordinary compensation income as a result of the receipt of common stock pursuant to a stock award or performance award in an amount equal to the fair market value of the common stock when such stock is received; provided, however, that if the stock is not transferable and is subject to a substantial risk of forfeiture when received, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the common stock when it first becomes transferable or is no longer subject to a substantial risk of forfeiture, unless the participant makes an election to be taxed on the fair market value of the common stock when such stock is received.

An employee will be subject to tax withholding for federal, and generally for state and local, income taxes at the time the employee recognizes income under the rules described above with respect to common stock or cash received pursuant to a cash award, performance award, stock award, or stock unit award. Dividends that are received by a participant prior to the time that the common stock is taxed to the participant under the rules described in the preceding paragraph are taxed as additional compensation, not as dividend income. A participant’s tax basis in the common stock received will equal the amount recognized by the employee as compensation income under the rules described in the preceding paragraph, and the employee’s holding period in such shares will commence on the date income is so recognized.

Generally, we will be entitled to a deduction for U.S. federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by the participant under the foregoing rules. Section 162(m) of the Internal Revenue Code provides that certain compensation received in any year by a “covered employee” in excess of $1,000,000 is non-deductible by the Company for federal income tax purposes. Section 162(m) provides an exception, however, for “performance-based compensation.” The 2009 Plan permits the Compensation Committee to structure grants and awards made under the 2009 Plan to “covered employees” as performance-based compensation that is exempt from the limitations of section 162(m). However, the Compensation Committee may award compensation that is or may become non-deductible, and expects to consider whether it believes such grants are in the best interest of the Company, balancing tax efficiency with long-term strategic objectives.

Stockholder Proposal:

Universal Health Care Principles

(Item 4 on the Proxy Card)

What am I voting on?

You are voting on a proposal submitted by the AFL-CIO Reserve Fund. We will provide the proponent’s address, and the number of the corporation’s voting securities that the proponent holds, to stockholders promptly upon receiving a request for the information. The text of the resolution and the supporting statement are printed below verbatim from the proponent’s submission.

What is the Proposal?

RESOLVED: Shareholders of ConocoPhillips (the “Company”) urge the Board of Directors to adopt principles for health care reform based upon principles reported by the Institute of Medicine:

1.	Health care coverage should be universal.
2.	Health care coverage should be continuous.
3.	Health care coverage should be affordable to individuals and families.
4.	The health insurance strategy should be affordable and sustainable for society.
5.	Health insurance should enhance health and well being by promoting access to high-quality care that is effective, efficient, safe, timely, patient-centered, and equitable.

SUPPORTING STATEMENT

The Institute of Medicine, established by Congress as part of the National Academy of Sciences, issued five principles for reforming health insurance coverage in a report, Insuring America’s Health: Principles and Recommendations (2004). We believe principles for health care reform, such as those set forth by the Institute of Medicine, are essential if public confidence in our Company’s commitment to health care coverage is to be maintained.

Access to affordable, comprehensive health care insurance is the most significant social policy issue in America according to polls by NBC News/The Wall Street Journal, the Kaiser Foundation and The New York Times/CBS News. In our opinion, health care reform also is a central issue in the presidential campaign of 2008.

Many national organizations have made health care reform a priority. In 2007, representing “a stark departure from past practice,” the American Cancer Society redirected its entire $15 million advertising budget “to the consequences of inadequate health coverage” in the United States (The New York Times, 8/31/07).

John Castellani, president of the Business Roundtable (representing 160 of the country’s largest companies), has stated that 52 percent of the Business Roundtable’s members say health costs represent their biggest economic challenge. “The cost of health care has put a tremendous weight on the U.S. economy,” according to Castellani, “The current situation is not sustainable in a global, competitive workplace.” (BusinessWeek, July 3, 2007.)

The National Coalition on Health Care (whose members include some of the largest publicly-held companies, institutional investors and labor unions) also has created principles for health insurance reform. According to the National Coalition on Health Care, implementing its principles would save employers presently providing health insurance coverage an estimated $595-$848 billion in the first 10 years of implementation.

We believe that the 47 million Americans without health insurance results in higher costs, causing an adverse effect on shareholder value for our Company, as well as all other U.S. companies which provide health insurance to their employees. Annual surcharges as high as $1,160 for the uninsured are added to the total costs of each employee’s health insurance, according to Kenneth Thorpe, a leading health economist at Emory University. Moreover, we feel that increasing health care costs further reduces shareholder value when it leads companies to shift costs to employees, thereby reducing employer productivity, health and morale.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS:

ConocoPhillips recognizes the significance of health care issues, including the cost of providing health care. As an international corporation with operations around the world, we operate in, and our employees are subject to, a wide variety of differing healthcare systems and regulatory frameworks. Although the means of providing healthcare will necessarily vary in different countries, we are committed to high quality, locally available health care for all eligible employees in every country in which we operate. In the United States, we provide eligible employees with a comprehensive benefits package offering a range of health care choices, which are intended to be competitive and cost-effective for both ConocoPhillips and our employees. We continually review our benefits programs to ensure that they remain competitive and work with insurers to offer quality health care at a reasonable cost.

We acknowledge the importance of this issue. We believe the national policy debate on universal health coverage should be held in a political forum with any resulting legislation or regulatory action applying to employers in general. Accordingly, the Board does not believe it is necessary to adopt the proposed principles at this time. For these reasons, the Board recommends a vote AGAINST this proposal.

Stockholder Proposal:

Advisory Vote on Executive Compensation

(Item 5 on the Proxy Card)

What am I voting on?

You are voting on a proposal submitted by the American Federation of State, County and Municipal Employees (AFSCME). We will provide the proponent’s address, and the number of the corporation’s voting securities that the proponent holds, to stockholders promptly upon receiving a request for the information. The text of the resolution and the supporting statement are printed below verbatim from the proponent’s submission.

What is the Proposal?

RESOLVED, that stockholders of ConocoPhillips request the board of directors to adopt a policy that provides stockholders the opportunity at each annual stockholder meeting to vote on an advisory resolution, proposed by management, to ratify the compensation of the named executive officers (“NEOs”) set forth in the proxy statement’s Summary Compensation Table (the “SCT”) and the accompanying narrative disclosure of material factors provided to understand the SCT (but not the Compensation Discussion and Analysis). The proposal submitted to stockholders should make clear that the vote is non-binding and would not affect any compensation paid or awarded to any NEO.

SUPPORTING STATEMENT

In our view, senior executive compensation at ConocoPhillips has not always been structured in ways that best serve stockholders’ interests. For example, Chairman and CEO James Mulva’s 2007 total compensation of $50,549,026 was more than the combined total compensation of the next four highest paid NEOs. We believe that the pay equity gap among our executives is cause for concern. A recent Harvard study shows that greater executive pay inequity is associated with lower firm value and greater CEO entrenchment. (Lucian Bebchuk et al., “Pay Distribution in the Top Executive Team” (February 2007))

We believe that existing U.S. corporate governance arrangements, including SEC rules and stock exchange listing standards, do not provide stockholders with sufficient mechanisms for providing input to boards on senior executive compensation. In contrast to U.S. practice, in the United Kingdom, public companies allow stockholders to cast an advisory vote on the “directors’ remuneration report,” which discloses executive compensation. Such a vote isn’t binding, but gives stockholders a clear voice that could help shape senior executive compensation.

Currently U.S. stock exchange listing standards require stockholder approval of equity-based compensation plans; those plans, however, set general parameters and accord the compensation committee substantial discretion in making awards and establishing performance thresholds for a particular year. Stockholders do not have any mechanism for providing ongoing feedback on the application of those general standards to individual pay packages.

Similarly, performance criteria submitted for stockholder approval to allow a company to deduct compensation in excess of $1 million are broad and do not constrain compensation committees in setting performance targets for particular senior executives. Withholding votes from compensation committee members who are standing for reelection is a blunt and insufficient instrument for registering dissatisfaction with the way in which the committee has administered plans and policies in the previous year.

Accordingly, we urge our board to allow stockholders to express their opinion about senior executive compensation by establishing an annual referendum process. The results of such a vote could provide ConocoPhillips with useful information about stockholders’ views on the company’s senior executive compensation, as reported each year, and would facilitate constructive dialogue between stockholders and the board.

We urge stockholders to vote for this proposal.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS:

The Board has considered this proposal and believes that adoption of this resolution is unnecessary and would not be in the best interests of ConocoPhillips or its stockholders.

The Board recognizes the importance of executive compensation to the overall long-term performance of ConocoPhillips. With this in mind, the Board has created a Compensation Committee comprised solely of independent directors that is responsible for providing independent, objective oversight for the company’s executive compensation programs. The Compensation Committee, in turn, has taken great care in creating executive compensation programs that provide competitive long-term incentives tied to performance that take into account the levels and forms of compensation necessary to recruit and retain talented executives in a competitive environment. Likewise, we have taken great care to ensure that our “Compensation Discussion and Analysis” beginning on page 16 provides stockholders with a detailed and thorough description and analysis of the principles that underpin our executive compensation programs, the programs designed to implement these principles, and the decisions made by the Compensation Committee each year under these programs. One of our stockholders, the United Brotherhood of Carpenters and Joiners of America, has reviewed our CD&A, as well as those of other companies, both within and outside our industry, and noted:

“Our examination of ConocoPhillips’ executive compensation plan, as well as plans of its identified peer companies, indicates to us that the Company’s Compensation Committee has developed and implemented an executive compensation plan that is better than the plans of most of its peer companies. We found very positive features of the plan that comport with the pay-for-superior-performance principle. The Committee is to be commended for its work.”

The Board appreciates the underlying goal of this proposal, which is to provide stockholders with a way to convey their views regarding executive compensation to the Board and ConocoPhillips management. The Board agrees strongly with this goal and has already taken steps to ensure that ConocoPhillips stockholders have a variety of means through which to express their views regarding executive compensation — individually and collectively — to the Board and ConocoPhillips management.

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First, any stockholder may communicate directly in writing to the full Board, any board committee, or any individual director, by using the process indicated under “Corporate Governance Policies Matters and Communications with the Board” in this Proxy Statement.

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Second, stockholders may express their views on executive compensation to the Board and management in person or by proxy at ConocoPhillips’ annual stockholders meeting. At every meeting, ConocoPhillips provides an opportunity for stockholders to ask questions and express their views. These meetings are attended not only by ConocoPhillips’ management, but also by the Board. Indeed, in accordance with the ConocoPhillips Corporate Governance Policy, all directors are expected to attend the annual meeting of stockholders.

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Third, on an ongoing basis, representatives of management have made themselves available to meet with stockholder representatives and corporate governance groups to discuss the Company’s executive compensation practices and philosophy. Similarly, directors respond to inquiries from, and if appropriate, are available to meet with, stockholder representatives and corporate governance groups to discuss the Company’s executive compensation practices and philosophy.

The Board believes these approaches are a more effective means for ConocoPhillips stockholders to provide input to it than the means suggested by the proposal. The means already available enable stockholders to voice specific observations or objections directly to the decision-makers before decisions are made, as opposed to voting on the results of those decisions. In contrast, the after-the-fact vote suggested by the proponents is indirect, unclear and untimely.

Rather than simplify communications with the Board, the Board believes that this proposal would create confusion, and that the lack of clarity as to the meaning of the vote results would eliminate any benefits this proposal might convey. Stockholders vote “for” or “against” matters for many different reasons and the board and the Compensation Committee would be left to interpret the results under the proposed referendum. For example, if stockholders vote in favor of ratifying executive compensation, the Compensation Committee is not able to determine if the vote signifies approval of ConocoPhillips’ overall practices or if the vote merely signifies approval of a particular individual’s compensation or a particular component of the total compensation. Conversely, if stockholders voted against ratifying executive compensation, the Compensation Committee does not have clarity as to what aspect of executive compensation with which stockholders did not agree. Instead of encouraging stockholders to take advantage of ConocoPhillips’ current direct communication policy, this proposal advocates substituting a narrower, more confusing and less effective mechanism.

To ConocoPhillips’ knowledge, none of our peers and competitors would be similarly bound by a referendum on compensation. The Board believes that this distinction would make it more difficult for ConocoPhillips to attract and retain senior management. In our industry, human capital is one of our most important assets, and we believe that adoption of this proposal could lead to a perception among the senior executive talent pool that compensation opportunities at ConocoPhillips may be limited or negatively affected by the advisory vote when compared with opportunities at our competitors. In addition, if implemented, our Board’s decisions regarding executive compensation would be subject to second guessing, which may impair ConocoPhillips’ ability to attract and retain individuals willing to serve as a director of ConocoPhillips, to the detriment of our stockholders.

We believe (i) the Compensation Committee is in the best position to provide independent, objective oversight of our executive compensation programs and is providing appropriate oversight on behalf of our stockholders; (ii) our stockholders have the mechanisms to convey their views regarding executive compensation to the Board and ConocoPhillips management; and (iii) the adoption of an advisory vote on executive compensation by ConocoPhillips on a selective basis could put us at a competitive disadvantage in recruiting and retaining talent and, thus, negatively impact our stockholders. Therefore, the Board recommends that you vote AGAINST this Proposal.

Stockholder Proposal:

Political Contributions

(Item 6 on the Proxy Card)

What am I voting on?

You are voting on a proposal submitted by The Nathan Cummings Foundation. We will provide the proponent’s address, and the number of the corporation’s voting securities that the proponent holds, to stockholders promptly upon receiving a request for the information. The text of the resolution and the supporting statement are printed below verbatim from the proponent’s submission.

What is the Proposal?

The Nathan Cummings Foundation has submitted the following proposal:

Resolved: the shareholders of ConocoPhillips Corporation request that the Company provide a report, updated semi-annually disclosing its:

1.	Policies and procedures for political contributions and expenditures (both direct and indirect) made with corporate funds.
2.	Monetary and non-monetary political contributions and expenditures not deductible under section 162(e)(1)(B) of the Internal Revenue Code, including but not limited to contributions to or expenditures on behalf of political candidates, political parties, political committees and other political entities organized and operating under 26 USC Sec. 527 of the Internal Revenue Code and any portion of any dues or similar payments made to any tax exempt organization that is used for an expenditure or contribution that if made directly by the corporation would not be deductible under section 162(e)(1)(B) of the Internal Revenue Code. The report shall include the following:
a.	An accounting of the Company’s funds that are used for political contributions or expenditures as described above;
b.	Identification of the person or persons in the Company who participated in making the decisions to make the political contribution or expenditure; and
c.	The internal guidelines or policies, if any, governing the Company’s political contributions and expenditures.

The report shall be presented to the board of directors’ audit committee or other relevant oversight committee and posted on the company’s website to reduce costs to shareholders.

Supporting Statement

As long-term shareholders, we support transparency and accountability in corporate spending on political activities. These activities include direct and indirect political contributions to candidates, political parties or political organizations; independent expenditures; or electioneering communications on behalf of federal, state or local candidates.

ConocoPhillips contributed at least $5.2 million in corporate funds since the 2002 election cycle (CQ’s PoliticalMoneyLine: http://moneyline.cq.com and National Institute on Money in State Politics: www.followthemoney.org). However, its payments to trade associations used for political activities are undisclosed. Absent a system of accountability, company assets can be used for policy objectives that are not shared by and may be inimical to the interests of Conoco and its shareholders.

For example, the National Association of Manufacturers (NAM) has supported legislation that would weaken Occupational Safety & Health Administration (OSHA) enforcement and make it more difficult for OSHA to issue citations for job safety violations. Weakening OSHA is antithetical to Conoco’s stated commitment to safety and may promote dangerous conditions that could comprise our company’s operations and reputation as well as the safety of its workforce.

Without disclosure, it is impossible for shareholders to know whether Conoco is a member of trade associations such as NAM, and if so whether Conoco’s payments to trade associations are used for political purposes that conflict with company positions. Relying on publicly available data does not provide a complete picture of political expenditures.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS:

We continuously make efforts to provide our shareholders useful information about our political activities and the Company’s Political Policies, Procedures for Giving can be found on our Web site at www.conocophillips.com. We also provide information on our Web site regarding political contributions to candidates every six months. In addition, ConocoPhillips complies with all disclosure requirements pertaining to political contributions under federal, state and local laws and regulations. These disclosures provide ample public information about the Company’s political contributions, as demonstrated by the Proponent’s reference to figures on political contributions previously made by ConocoPhillips.

In addition, our candidate contributions are reported regularly to, and overseen by, Company senior management and the Public Policy Committee of the Board. Independent audits of the Company and Spirit PAC’s political giving are performed each year.

The Board believes it has a responsibility to shareholders and employees to be engaged in the political process to both protect and promote their shared interests. The Board believes it is in the best interest of shareholders to support the legislative process by making prudent corporate political contributions to political organizations when such contributions are consistent with business objectives and are permitted by federal, state and local laws. The Board also believes in making the Company’s political contributions transparent to interested parties.

As to the issue of contributions to trade associations, ConocoPhillips’ primary purpose in joining those groups, like the National Association of Manufacturers and the American Petroleum Institute, is not for political purposes, nor does the Company agree with all positions taken by trade associations on issues. In fact, the Company publicly acknowledges that it does take contrary positions from time to time. The greater benefits ConocoPhillips receives from trade association membership are the general business, technical and industry standard-setting expertise these organizations provide.

ConocoPhillips has adopted and published its Policies and Procedures for Political Related Activities, made available information on this Web site regarding political contributions to candidates, and complies with laws regarding disclosure of political giving; therefore, the adoption of this resolution is unnecessary and the Board recommends that you vote AGAINST this Proposal.

Stockholder Proposal:

Greenhouse Gas Reduction

(Item 7 on the Proxy Card)

What am I voting on?

You are voting on a proposal submitted by The Board of Pensions of the Presbyterian Church (USA). We will provide the proponent’s address, and the number of the corporation’s voting securities that the proponent holds, to stockholders promptly upon receiving a request for the information. The text of the resolution and the supporting statement are printed below verbatim from the proponent’s submission.

What is the Proposal?

2009 Resolution to ConocoPhillips on Greenhouse Gas Reduction Goals

Whereas: The American Geophysical Union, the world’s largest organization of earth, ocean and climate scientists, states that it is now “virtually certain” that global warming is caused by emissions of greenhouse gases (GHG) and that the warming will continue.

The International Energy Agency warned in its 2007 World Energy Outlook that “urgent action is needed if greenhouse gas concentrations are to be stabilized at a level that would prevent dangerous interference with the climate system.

The Kyoto Protocol obliges Annex I signatories (industrialized countries) to reduce national GHG emissions below 1990 levels by 2012. However, the Kyoto reduction targets may be inadequate to avert the most serious impacts of global warming. United Kingdom Prime Minister Gordon Brown says the EU should aim to reduce its carbon dioxide emissions by 30% below 1990 levels by 2020, and by at least 60% by 2050.

Since Kyoto was adopted, the urgent need for action to prevent the most damaging effects of climate change has become increasingly clear.

The 2006 Stern Review on the Economics of Climate Change, led by the former chief economist at the World Bank, “…estimates that if we don’t act, the overall (worldwide) costs and risks of climate change will be equivalent to losing at least 5% of global GDP each year, now and forever.” In contrast, the costs of action would be about 1% of global GDP each year. While some may criticize this scenario, Nobel Prize economists have applauded this work, urging immediate responses.

ConocoPhillips spent $80 million in 2006 to develop technology for alternative and unconventional energy sources, and planned to increase such spending to $150 million in 2007. However, the company emitted 62.3 million metric tons of CO2 equivalent GHG emissions in 2006 from their own operations. Energy use per unit of production did not drop, but remained steady.

Failure to reduce operational emissions, or to offer lower-carbon products may necessitate the purchase of expensive carbon credits even as competitors are generating new revenue through the sale of excess credits.

Resolved: Shareholders request that the Board of Directors adopt quantitative goals, based on current technologies, for reducing total greenhouse gas emissions from the Company’s products and operations; and that the Company report to shareholders by September 30, 2009, on its plan to achieve these goals. Such a report will omit proprietary information and be prepared at reasonable cost.

Supporting Statement

ConocoPhillips has acknowledged the importance of addressing global climate change, and the need to develop GHG targets for its operations. However, no targets for reductions have been established, and no progress on reducing energy use per unit of production is evident. We believe setting targets is an important step in the development of a comprehensive long term strategy to significantly reduce GHG emissions from operations and products.

Last year, this resolution was supported by 29.38 percent of the shares for or against. We urge you to vote in favor to help move our company forward.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS:

ConocoPhillips has demonstrated significant commitment to addressing the challenges and issues of climate change through active participation in, and funding of, internal and external programs to understand and reduce greenhouse gas emissions, and to develop sound government policy for their regulation. The process to properly address all of these challenges and issues should be undertaken in a well thought-out, orderly and timely fashion. In 2008 the Company began implementation of a Climate Change Action Plan that includes measures to reduce emissions from Company assets. As part of this Plan, ConocoPhillips will continue to evaluate and implement actions to manage emissions in line with the Company’s commitment to sustainable development. These actions may include setting internal reduction goals if deemed supportive of the overall efforts to reduce greenhouse gas emissions. Further, the Company will continue to report emissions. It should also be noted that many governments around the world, including the United States, are progressing significant legislation and regulation concerning mandatory reduction levels for greenhouse gas emissions. Because these on-going efforts are moving the Company forward to address climate change, the Board does not believe it is in the best interests of the Company, and it would not be an efficient use of Company resources, to establish at this time quantitative goals for reducing total greenhouse gas emissions from the Company’s products and operations and issue a report by September 30, 2009, regarding its plans to achieve these goals.

As stated in ConocoPhillips’ Climate Change Position Statement, “ConocoPhillips recognizes that human activity, including the burning of fossil fuels, is contributing to increased concentrations of greenhouse gases in the atmosphere that can lead to adverse changes in global climate. While uncertainties remain over the extent of human contributions and the timing and magnitude of future impacts, we are committed to taking action now to expand our business planning processes to address greenhouse gas (GHG) emissions and to develop greenhouse gas targets for our operations. Our commitment to sustainable development will provide the foundation for our actions.” Our Climate Change Position Statement also calls for public policy measures that will slow, stop and ultimately reverse the rate of growth in global greenhouse gas emissions.

ConocoPhillips believes climate change issues require serious attention and a logical approach to address them properly. As a result, in April 2007 the company joined the U.S. Climate Action Partnership (USCAP) in support of a mandatory national framework to reduce greenhouse gas emissions. USCAP advocates federal legislation that is designed to achieve the goal of limiting global atmospheric greenhouse gas concentrations to a level that minimizes large-scale adverse climate change impacts to human populations and the natural environment. In support of this, USCAP has recommended that Congress establish a mandatory emission reduction pathway to slow, stop and reverse the growth of U.S. emissions, including an emission target zone aimed at reducing emissions by 80% from current levels by 2050. ConocoPhillips has chosen to engage with governments and other interested parties on greenhouse gas emissions matters in an effort to be part of the solutions and to offer our expertise and perspectives on these important issues which will be discussed regardless of the industry’s participation.

ConocoPhillips has also pledged $1 million to support the Climate Change Policy Partnership, a four-year university-industry collaboration launched in 2006 to develop the appropriate remedial policies. In the meantime, the Company is working to understand and address the environmental, technological and economic impact of greenhouse gases and other emissions in its operations. ConocoPhillips is improving the energy efficiency of its refineries and investigating the potential use of carbon capture and storage technology as a means to reduce emissions. In December 2007, ConocoPhillips joined the World Bank’s Global Gas Flaring Reduction partnership (GGFR). By joining GGFR, ConocoPhillips has committed to reduce natural gas flaring and to make efforts to minimize flaring practices by finding alternative uses for the natural gas associated with oil production. ConocoPhillips is also making additional progress on these issues as part of its response to the American Petroleum Institute’s Climate Action Challenge. Under this program, the Company has committed to improve the energy efficiency of its U.S. refineries by 10 percent between 2002 and 2012 (as measured by Solomon Energy Efficiency Index). And in 2006, ConocoPhillips reinforced its commitment to reduce methane emissions through participation in the U.S.

Environmental Protection Agency’s Natural Gas STAR program.

ConocoPhillips is engaged in a wide range of activities related to the issues posed by greenhouse gas emissions and is undertaking an orderly process to address the matter in its operations. ConocoPhillips will continue to evaluate its greenhouse gas footprint, to understand and implement the greenhouse gas emission statutory and regulatory schemes for the various jurisdictions in which the Company operates. The proposed report would not add value to the Company’s efforts in this area; therefore the Board recommends you vote AGAINST this proposal.

Stockholder Proposal:

Oil Sands Drilling

(Item 8 on the Proxy Card)

What am I voting on?

You are voting on a proposal submitted by Trillium Asset Management. We will provide the proponent’s address, and the number of the corporation’s voting securities that the proponent holds, to stockholders promptly upon receiving a request for the information. The text of the resolution and the supporting statement are printed below verbatim from the proponent’s submission.

What is the Proposal?

WHEREAS

ConocoPhillips has extensive interests in oil sands operations in the Canadian boreal forest. ConocoPhillips holds a 9% interest in Syncrude; is the operating partner of the Surmont oil sands; and is a partner in the FCCL Oil Sands Partnership. Total production capacity for these projects is estimated at 950 MBD within the next few years.

The boreal provides critical climate regulation for the earth as a whole, storing more than 186 billion tons of carbon — equivalent to 913 years’ worth of Canada’s greenhouse gas emissions. More than 30% of North America’s bird population rely on the boreal for breeding.

Industrial logging and oil sands have reduced the boreal to less than 40% of its original size; the remaining forest is fragmented, with harmful impacts on many species. According to the Canadian Parks and Wildness Association, it will take over 300 years before reclaimed areas become functioning forest again. The UN Environmental Program has identified the boreal as one of the world’s top 100 “hot spots” of environmental change.

Processing oil sands is highly resource intensive and requires the draining of wetlands, diversion of rivers and the removal of trees and vegetation. Tailing ponds cover almost 20 square miles. Their pollutants are acutely toxic to aquatic life and threaten to leak into the groundwater system and surrounding soil and surface water.

Extracting one barrel of bitumen requires 2-5 barrels of fresh water. Less than 10% of the water withdrawn from the Athabasca River is returned, threatening the survival of numerous fish and bird species. Current withdrawals from the river for oil sands are twice the amount used annually by the population of Calgary. The Pembina institute predicts that withdrawals may increase by 50% within 6 years. Future demand for groundwater is expected to increase exponentially.

An average barrel’s extraction requires enough natural gas to heat a Canadian home for 1.5-5.5 days, and the removal of four tons of earth. While processed sand must be replaced and the site reclaimed, in 40+ years of oil sands operations, not a single acre has received a reclamation certificate from the Canadian government.

Oil sands have made Alberta the largest emitter of industrial pollutants in Canada. They are the fastest growing source of Canada’s greenhouse gas emissions, generating 3x more during production than conventional oil. These emissions will be responsible for 50% of the growth in Canada’s emissions between 2000 and 2012.

RESOLVED

Shareholders request that an independent committee of the Board prepare a report (at reasonable cost and omitting proprietary information) on the environmental damage that would result from the company’s expanding oil sands operations in the Canadian boreal forest. The report should consider the implications of a policy of discontinuing these expansions and should be available to investors by May 2010.

SUPPORTING STATEMENT

The requested report should discuss the intense environmental and social impacts of oil sands operations that occur despite best efforts at mitigation, including: greenhouse gas emissions, water resources, biodiversity, and social impacts upon Albertans, including indigenous populations.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS:

ConocoPhillips has a proven track record of protecting sensitive environments while developing oil and gas resources. The Company believes development and protection are not inherently contradictory objectives. ConocoPhillips has publicly committed to set a high standard in environmental protection, and it regularly reports on its performance in such publications as the ConocoPhillips Sustainable Development Report. The Board believes that the report requested by Trillium Asset Management is unnecessary and not an efficient use of Company resources because it will not provide more, or better, information than the Company will be providing or obtaining through the regulatory process and its own internal protection protocols.

The Company’s goal is to be a successful, long-term contributor to the Canadian economy and the communities in which we operate. Our challenge is to access the resource and develop it in a way that enhances our stakeholder relationship and minimizes our impact on the environment. We believe we can find a balance that accomplishes our goals of delivering the energy our society needs while minimizing the environmental and social impact of our projects.

ConocoPhillips’ oil sands development portfolio is primarily focused on steam assisted gravity drainage (SAGD). This in-situ extraction method occurs within the reservoir deep underground and requires only a limited surface footprint for the plant site and well pads. It does not require the accumulation of tailings, diversion of rivers, or withdrawals from or discharges to rivers or lakes.

Surmont’s SAGD operation currently recycles 90% of the water used in the process, and has a projected water intensity of less than 0.5 barrel of water per barrel of bitumen production. The water used for the Surmont project comes from deep non-potable, or saline, aquifers. Detailed groundwater aquifer mapping and monitoring will continue during the life of operations to ensure sustainability.

Syncrude employs significant efforts to ensure the efficient use of resources, responsible extraction of bitumen and careful reclamation of the land affected by their operations. Syncrude leads the industry with about 22% of their land, over 4,600 hectares, now reclaimed. Likewise, Syncrude manages air emissions in order to minimize any operational impact on the environment, operating in strict compliance with regulatory requirements. We and our partners continue to work in concert with communities, Aboriginal neighbors and other key stakeholders in our reclamation plans and activities.

ConocoPhillips was an early adopter of low-impact seismic practices that substantially reduce the amount of forest clearing required, and thus accelerate reforestation. Exploration wells drilled are abandoned and reclaimed promptly, with reclamation certificates generally received within 3 to 5 years. Other examples of reducing footprint include environmental constraint mapping to place facilities away from sensitive eco-sites such as wetlands, and integrated landscape planning with other companies to use common roads and thereby reduce forest clearing, access, and ecosystem fragmentation. Ongoing research supported by ConocoPhillips to improve construction and reclamation practices will further reduce the size of the environmental footprint required, and facilitate later recovery of the land. In total, oil sands development by the industry is currently expected to impact less than 0.1% of the boreal forest located in Canada.

ConocoPhillips was a founding member of the Cumulative Environmental Management Association (CEMA), a multi-stakeholder organization established in Fort McMurray in 2000 with members representing various levels of government, industry regulatory bodies, non-government environmental groups, Aboriginal groups, and the local health authority. CEMA’s mandate is to make recommendations on how to best manage cumulative impacts from industrial activity on the land, water and air in the region. This includes the development and application of environmental management tools, regional environmental guidelines, objectives and thresholds.

To enable ongoing improvement, ConocoPhillips and its partners are funding research and studies on heavy oil technology, including technology to reduce greenhouse gas emissions, water use and land disturbance. It is anticipated that this funding will continue over the next 4 years and total approximately US$500 million when completed.

ConocoPhillips operates in sensitive areas only where the respective governmental entities have legally authorized such operations and where the Company is confident it can comply with all regulatory requirements. The Company is confident that it can simultaneously protect the environment and develop oil and gas reserves in areas like the Canadian oil sands region, just as it has in other environmentally sensitive locations.

The Board believes developing a special report by an independent committee of the Board on the environmental damage that would result from the Company’s oil sands operations in the Canadian boreal forest is unnecessary, duplicative and would not be value added; therefore, the Board recommends that you vote AGAINST this Proposal.

Stockholder Proposal:

Director Qualifications

(Item 9 on the Proxy Card)

What am I voting on?

You are voting on a proposal submitted by Mr. Antonio Quintas. We will provide the proponent’s address, and the number of the corporation’s voting securities that the proponent holds, to stockholders promptly upon receiving a request for the information. The text of the resolution and the supporting statement are printed below verbatim from the proponent’s submission.

What is the Proposal?

Shareholders, clients and the society at large expect from the Board of ConocoPhillips not only the highest ethics, but also the highest moral.

In this regard, the Corporate Governance Guidelines on the qualifications of the Directors include only a fleeting consideration of character.

Thus, it is recommended to the Board, that when the Committee on Directors’ Affairs assess the qualifications of directors nominees, it should probe in their criminal past record. Nominees without a clean criminal record, whatever the cause, should be dismissed and not be present to election or re-election.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS:

The Board has considered this proposal and believes that adoption of this resolution is unnecessary. The Committee on Directors’ Affairs has ensured that the Company has a robust process in place to identify, evaluate and select potential nominees for directors of the Company. The Committee, which is composed solely of independent directors, considers all nominees who are proposed by shareholders, management and other directors. The Committee identifies, investigates and recommends to the Board director candidates with the goal of creating balance of knowledge, experience and diversity. The Committee requires directors to possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the Company’s shareholders. In addition to reviewing a candidate’s background and accomplishments, candidates for director nominees are reviewed in the context of the current composition of the Board and the evolving needs of the Company’s businesses. Therefore, because the Board believes it has sufficient procedures in place to ensure it will select members with ethics and integrity, the Board recommends that you vote AGAINST this Proposal.

Solicitation by Board; Expenses of Solicitation

Our Board of Directors has sent you this proxy statement. Our directors, officers and employees may solicit proxies by mail, by telephone or in person. Those persons will receive no additional compensation for any solicitation activities. We will request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation materials to the beneficial owners of common stock held of record by those entities, and we will, upon the request of those record holders, reimburse reasonable forwarding expenses. We will pay the costs of preparing, printing, assembling and mailing the proxy materials used in the solicitation of proxies. In addition, we have hired Mackenzie Partners, Inc. to assist us in soliciting proxies, which it may solicit by telephone or in person. We anticipate paying Mackenzie Partners, Inc. a fee of $15,500, plus expenses.

Requirements, including Deadlines, for Submission of Proxy Proposals, Nomination of Directors and Other Business of Stockholders

Under SEC rules, if a stockholder wants us to include a proposal in our proxy statement and form of proxy for the 2010 Annual Meeting of Stockholders, our Secretary must receive the proposal at our principal executive offices by December 1, 2009. Any such proposal should comply with the requirements of Rule 14a-8 promulgated under the Exchange Act.

Under our By-Laws, and as SEC rules permit, stockholders must follow certain procedures to nominate a person for election as a Director at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these procedures, stockholders must submit the proposed nominee or item of business by delivering a notice to the Corporate Secretary at the following address: Corporate Secretary, ConocoPhillips, 600 North Dairy Ashford, Houston, Texas 77079. We must receive notice as follows:

•	We must receive notice of a stockholder’s intention to introduce a nomination or proposed item of business for an annual meeting not less than 90 days nor more than

120 days before the first anniversary of the prior year’s meeting. Assuming that our 2009 Annual Meeting is held on schedule, we must receive notice pertaining to the 2010 Annual Meeting no earlier than January 13, 2010 and no later than February 12, 2010.

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However, if we hold the annual meeting on a date that is not within 30 days before or after such anniversary date, and if our first public announcement of the date of such annual meeting is less than 100 days prior to the date of such meeting, we must receive the notice no later than 10 days after the public announcement of such meeting.

•

If we hold a special meeting to elect Directors, we must receive a stockholder’s notice of intention to introduce a nomination no later than 10 days after the earlier of the date we first provide notice of the meeting to stockholders or announce it publicly.

As required by Article II of our By-Laws, a notice of a proposed nomination must include information about the stockholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the stockholder in the business and certain other information about the stockholder. You can obtain a copy of ConocoPhillips’ By-Laws by writing the Corporate Secretary at the address below, or via the Internet at www.conocophillips.com under our “Governance” caption.

Available Information

SEC rules require us to provide an Annual Report to stockholders who receive this proxy statement. Additional printed copies of the Annual Report, as well as our Corporate Governance Guidelines, Code of Business Ethics and Conduct, charters for each of our Board committees and our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, including the financial statements and the financial statement schedules, are available without charge to stockholders upon written request to ConocoPhillips Shareholder Relations Department, P.O. Box 2197, Houston, Texas 77079-2197 or via the Internet at www.conocophillips.com. We will furnish the exhibits to our Annual Report on Form 10-K upon payment of our copying and mailing expenses.

Householding

The SEC permits a single set of annual reports and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

As a result, if you hold your shares through a broker and you reside at an address at which two or more stockholders reside, you will likely be receiving only one annual report and proxy statement unless any stockholder at that address has given the broker contrary instructions. However, if any such beneficial stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, or if any such beneficial stockholder that elected to continue to receive separate annual reports or proxy statements wishes to receive a single annual report or proxy statement in the future, that stockholder may contact their broker or send a written request to ConocoPhillips Shareholder Relations Department, P.O. Box 2197, Houston, Texas 77079-2197 or may telephone us at (281) 293-6800.

If you are a holder of record of our shares, you received a communication from Broadridge Financial Solutions, Inc. (formerly ADP), regarding householding of the materials we send to you. Householding of your materials will take effect unless you inform them that you would prefer to receive multiple copies. You may revoke your consent at any time by contacting Broadridge, either by calling toll-free at (800) 542-1061, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717. We will remove you from the Householding program within 30 days of receipt of your response, following which you will receive an individual copy of our disclosure documents.

Other Matters

The Board of Directors does not intend to present any other items of business other than those stated in the Notice of Annual Meeting of Stockholders. If other matters are properly brought before the meeting, the persons named as your proxies will vote the shares represented by it in accordance with their best judgment. Discretionary authority to vote on other matters is included in the proxy.

APPENDIX A

2009 OMNIBUS STOCK AND PERFORMANCE INCENTIVE PLAN

OF CONOCOPHILLIPS

(As Established Effective May 13, 2009)

RECITALS

ConocoPhillips has established and maintained the 2004 Omnibus Stock and Performance Incentive Plan of ConocoPhillips, effective May 5, 2004 (together with any other stock incentive plans established and maintained by ConocoPhillips or its subsidiaries or predecessors under which awards are outstanding or under which shares have been reserved but not yet used, the “Prior Plans”).

Effective May 13, 2009, upon shareholder approval, ConocoPhillips hereby establishes the 2009 Omnibus Stock and Performance Incentive Plan of ConocoPhillips (the “Plan”). As of the effective date of the Plan, (i) any shares of Common Stock available for future awards under the Prior Plans and (ii) any shares of Common Stock represented by awards granted under the Prior Plans that are forfeited, expire or are canceled without delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company shall be available for Awards under the Plan and no new awards shall be granted under the Prior Plans.

1.	Plan. The 2009 Omnibus Stock and Performance Incentive Plan of ConocoPhillips (the “Plan”) is adopted by ConocoPhillips, a Delaware corporation, to reward certain employees and nonemployee directors of the Company and its Subsidiaries by providing for certain cash benefits and by enabling them to acquire shares of Common Stock of the Company.

2.	Objectives. The purpose of the Plan is to further the interests of the Company, its Subsidiaries and its shareholders by providing incentives in the form of Awards to employees and directors who can contribute materially to the success and profitability of the Company and its Subsidiaries. Such Awards will recognize and reward outstanding performances and individual contributions and give Participants in the Plan an interest in the Company parallel to that of the shareholders, thus enhancing the proprietary and personal interest of such Participants in the Company’s continued success and progress. This Plan will also enable the Company and its Subsidiaries to attract and retain such employees and directors.

3.	Definitions. As used herein, the terms set forth below shall have the following respective meanings:

“Award” means an Employee Award or a Director Award.

“Award Agreement” means one or more Employee Award Agreements or Director Award Agreements.

“Board” means the Board of Directors of the Company.

“Cash Award” means an award denominated in cash.

“Change of Control” is defined in Attachment A.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the Compensation Committee or any committee designated pursuant to Paragraph 7.

“Common Stock” means ConocoPhillips common stock, par value $.01 per share.

“Company” means ConocoPhillips, a Delaware corporation.

“Compensation Committee” means the Compensation Committee of the Board or any successor committee of the Board that is designated by the Board to administer certain portions of the Plan.

“Director” means an individual serving as a member of the Board.

“Director Award” means the grant of any Nonqualified Stock Option, SAR, Stock Award, Cash Award, or Performance Award, whether granted singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as may be established in order to fulfill the objectives of the Plan.

“Director Award Agreement” means one or more agreements between the Company and a Nonemployee Director setting forth the terms, conditions, and limitations applicable to a Director Award.

“Dividend Equivalents” means, with respect to Restricted Stock Units or shares of Restricted Stock that are to be issued at the end of the Restriction Period, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to shareholders of record during the Restriction Period on a like number of shares of Common Stock.

“Employee” means an employee of the Company or any of its Subsidiaries and an individual who has agreed to become an employee of the Company or any of its Subsidiaries and is expected to become such an employee within the following six months.

“Employee Award” means the grant of any Option, SAR, Stock Award, Cash Award, or Performance Award, whether granted singly, in combination, or in tandem, to an Employee pursuant to such applicable terms, conditions, and limitations (including treatment as a Performance Award) as may be established in order to fulfill the objectives of the Plan.

“Employee Award Agreement” means one or more agreements between the Company and an Employee setting forth the terms, conditions, and limitations applicable to an Employee Award.

“Fair Market Value” of a share of Common Stock means, as of a particular date, (i) (A) if shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of the Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, or, at the discretion of the Committee, the price prevailing on the exchange at the relevant time (as determined under procedures established by the Committee), (B) if the Common Stock is not so listed, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by Pink OTC Markets Inc., or (C) if shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Company for such purpose in accordance with the requirements of Section 409A of the Code, or (ii) if applicable and taking into account the requirements of Section 409A of the Code, the price per share as determined in accordance with the terms, conditions, and limitations set forth in an Award Agreement, or (iii) if applicable and taking into account the requirements of Section 409A of the Code, the price per share as determined in accordance with the procedures of a third party administrator retained by the Company to administer the Plan and as approved by the Committee.

“Grant Date” means the date an Award is granted to a Participant pursuant to the Plan. The Grant Date for a substituted award is the Grant Date of the original award.

“Grant Price” means the price at which a Participant may exercise his or her right to receive cash or Common Stock, as applicable, under the terms of an Award.

“Incentive Stock Option” means an Option that is intended to comply with the requirements set forth in Section 422 of the Code.

“Nonemployee Director” means an individual serving as a member of the Board who is not an Employee.

“Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means a right to purchase a specified number of shares of Common Stock at a specified Grant Price, which right may be an Incentive Stock Option or a Nonqualified Stock Option.

“Participant” means an Employee or a Director to whom an Award has been granted under this Plan.

“Performance Award” means an award made pursuant to this Plan that is subject to the attainment of one or more Performance Goals.

“Performance Goal” means one or more standards established by the Committee to determine in whole or in part whether a Performance Award shall be earned.

“Qualified Performance Award” means a Performance Award intended to qualify as qualified performance-based compensation under Section 162(m) of the Code, as provided in Section 8(a)(v)(B).

“Restricted Stock” means any shares of Common Stock that are restricted or subject to forfeiture provisions.

“Restricted Stock Unit” means a Stock Unit that is restricted or subject to forfeiture provisions.

“Restriction Period” means a period of time beginning as of the Grant Date of an Award of Restricted Stock or Restricted Stock Units and ending as of the date upon which the Common Stock subject to such Award is no longer restricted or subject to forfeiture provisions.

“Stock Appreciation Right” or “SAR” means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the right is exercised over a specified Grant Price, in each case, as determined by the Committee.

“Stock Award” means an Award in the form of shares of Common Stock or Stock Units, including an award of Restricted Stock or Restricted Stock Units.

“Stock Unit” means a unit evidencing the right to receive in specified circumstances one share of Common Stock or equivalent value (as determined by the Committee).

“Subsidiary” means (i) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing 50% or more of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the shareholders of such corporation, (ii) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns 50% or more of the voting, capital, or profits interests (whether in the form of partnership interests, membership interests or otherwise), and (iii) any other corporation, partnership or other entity that is a “subsidiary” of the Company within the meaning of Rule 405 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

“Ten Percent Shareholder” means a person owning shares possessing more than ten percent of the total combined voting power of all classes of shares of the Company, any subsidiary corporation (within the meaning of Section 424(f) of the Code), or parent corporation (within the meaning of Section 424(f) of the Code).

4.	Eligibility.

a.	Employees. All Employees are eligible for the grant of Employee Awards under this Plan in the discretion of the Committee.

b.	Directors. Nonemployee Directors are eligible for the grant of Director Awards under this Plan.

5.	Common Stock Available for Awards. Subject to the provisions of Paragraph 17 hereof, no Award shall be granted if it shall result in the aggregate number of shares of Common Stock issued under the Plan plus the number of shares of Common Stock covered by or subject to Awards then outstanding under this Plan (after giving effect to the grant of the Award in question) to exceed 70,000,000. No more than 40,000,000 shares of Common Stock shall be available for Incentive Stock Options. No more than 40,000,000 shares of Common Stock shall be available for Stock Awards. All such share limits in this Paragraph are inclusive of any Awards under Prior Plans which remain outstanding at the date the Plan becomes effective.

The number of shares of Common Stock that are the subject of Awards under this Plan or the Prior Plans that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the shares covered by an Award are not issued to a Participant or are exchanged for Awards that do not involve Common Stock, shall again immediately become available for Awards hereunder. If the Grant Price or other purchase price of any Option or other Award granted under the Plan or the Prior Plans is satisfied by tendering shares of Common Stock to the Company or by forfeiture or cancellation of a portion of the Option or other Award, or if the tax withholding obligation resulting from the settlement of any such Option or other Award is satisfied by tendering or withholding shares of Common Stock or by forfeiture or cancellation of a portion of the Option or other Award, only the number of shares of Common Stock issued net of the shares of Common Stock tendered, withheld, forfeited, or cancelled shall be deemed delivered for purposes of determining usage of shares against the maximum number of shares of Common Stock available for delivery under the Plan or any sublimit set forth above. Shares of Common Stock delivered under the Plan as an Award or in settlement of an Award issued or made (a) upon the assumption, substitution, conversion, or replacement of outstanding awards under a plan or arrangement of an entity acquired in a merger or other acquisition or (b) as a post-transaction grant under such a plan or arrangement of an acquired entity shall not reduce or be counted against the maximum number of shares of Common Stock available for delivery under the Plan, to the extent that the exemption for transactions in connection with mergers and acquisitions from the shareholder approval requirements of the New York Stock Exchange for equity compensation plans applies. The Committee may from time to time adopt and observe such rules and procedures concerning the counting of shares against the Plan maximum or any sublimit as it may deem appropriate, including rules more restrictive than those set forth above to the extent necessary to satisfy the requirements of any national stock exchange on which the Common Stock is listed or any applicable regulatory requirement. The Board and the appropriate officers of the Company are authorized to take from time to time whatever actions are necessary, and to file any required documents with governmental authorities, stock exchanges, and transaction reporting systems to ensure that shares of Common Stock are available for issuance pursuant to Awards.

6.	Administration.

a.	This Plan shall be administered by the Committee, except as otherwise provided herein.

b.

Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations, and guidelines for carrying out this Plan as it may deem necessary or proper. The Committee may, in its discretion, provide for the extension of the exercisability of an Employee Award, accelerate the vesting or exercisability of an Employee Award, eliminate or make less restrictive any restrictions applicable to an Employee Award, waive any restriction or other provision of this Plan (insofar as such provision relates to Employee Awards) or an Employee Award, or otherwise amend or modify an Employee Award in any manner that is either (i) not adverse to the Participant to whom such Employee Award was granted (including in a manner which could result in accelerated or additional tax under Section 409A of the Code) or (ii) consented to by such Participant. Notwithstanding anything herein to the contrary, without the prior approval of the Company’s shareholders, Options or SARs issued under the Plan will not be repriced, replaced, or regranted through cancellation or by decreasing the exercise price of a previously granted Option or SAR, except as expressly provided by the adjustment provisions of Paragraph 17. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to further the Plan purposes. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive, and binding on all parties concerned.

c.	No member of the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of Paragraph 7 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee, or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

d.	Subject to Section 8(a)(v)(B), the Board shall have the same powers, duties, and authority to administer the Plan with respect to Director Awards as the Committee retains with respect to Employee Awards.

7.	Delegation of Authority. Following the authorization of a pool of cash or shares of Common Stock to be available for Awards, the Board or the Committee may authorize a committee of one or more members of the Board, or one or more officers of the Company, to grant individual Employee Awards from such pool pursuant to such conditions or limitations as the Board or the Committee may establish consistent with Section 157(c) of the Delaware General Corporation Law, if applicable. The Committee may delegate to the Chief Executive Officer and to other employees of the Company its administrative duties under this Plan (excluding its granting authority) pursuant to such conditions or limitations as the Committee may establish. The Committee may engage or authorize the engagement of a third party administrator to carry out administrative functions under the Plan.

8.	Employee Awards.

a.

The Committee shall determine the type or types of Employee Awards to be made under this Plan and shall designate from time to time the Employees who are to be the recipients of such Awards. Each Employee Award may, in the discretion of the Committee, be embodied in an Employee Award Agreement, which shall contain such terms, conditions, and limitations as shall be determined by the Committee in its sole discretion and, if required by the Committee, shall be signed by the Participant to whom the Employee Award is granted and signed for and on behalf of the Company. Employee Awards may consist of those listed in this Paragraph 8(a) and may be granted singly, in combination, or in tandem. Employee Awards may also be granted in combination or in tandem with, in replacement of (subject to the last sentence of Paragraph 15), or as alternatives to, grants or rights under this Plan or any other employee plan of the Company or any of its Subsidiaries, including the plan of any acquired entity. Subject to the immediately following Clauses i. and ii., an Employee Award may provide for the grant or issuance of additional, replacement, or alternative Employee Awards upon the occurrence of specified events, including the exercise of the original Employee Award granted to a Participant. All or part of an Employee Award may be subject to conditions established by the Committee, which may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, items referenced in Clause v. below, and other comparable measurements of performance. Upon the termination of employment by a Participant who is an Employee, any unexercised, deferred, unvested, or unpaid Employee Awards shall be treated as set forth in the applicable Employee Award Agreement or as otherwise specified by the Committee. Notwithstanding the foregoing, any Award that constitutes a “stock right” within the meaning of Section 409A of the Code shall only be granted to Participants with respect to whom the Company is an “eligible issuer of service recipient stock” under Section 409A of the Code.

i.	Options. An Employee Award may be in the form of an Option, which may be an Incentive Stock Option or a Nonqualified Stock Option. The Grant Price of an Option shall be not less than the Fair Market Value of the Common Stock subject to such Option on the Grant Date, provided that in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, the Grant Price shall be no less than 110 percent of the Fair Market Value of the Common Stock subject to such Option on the Grant Date. The term of the Option shall extend no more than 10 years after the Grant Date, provided that in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, the term shall extend no more than five years after the Grant Date. Options may not include provisions that “reload” the Option upon exercise. Subject to the foregoing provisions, the terms, conditions, and limitations applicable to any Options awarded to Employees pursuant to this Plan, including the Grant Price, the term of the Options, the number of shares subject to the Option, and the date or dates upon which they become exercisable, shall be determined by the Committee.

ii.	Stock Appreciation Rights. An Employee Award may be in the form of an SAR. On the Grant Date, the Grant Price of an SAR shall be not less than the Fair Market Value of the Common Stock subject to such SAR. The holder of an SAR granted in tandem with an Option may elect to exercise either the Option or the SAR, but not both. The exercise period for an SAR shall extend no more than 10 years after the Grant Date. SARs may not include provisions that “reload” the SAR upon exercise. Subject to the foregoing provisions, the terms, conditions, and limitations applicable to any SARs awarded to Employees pursuant to this Plan, including the Grant Price, the term of any SARs, and the date or dates upon which they become exercisable, shall be determined by the Committee.

iii.	Stock Awards. An Employee Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock Awards granted pursuant to this Plan shall be determined by the Committee, subject to the limitations set forth below. Any Stock Award which is not a Performance Award shall have a minimum Restriction Period of three years from the Grant Date, provided that (i) the Committee may provide for earlier vesting upon a termination of employment by reason of death, disability, layoff, retirement, or Change of Control, and (ii) such three-year minimum Restriction Period shall not apply to a Stock Award that is granted in lieu of salary or bonus.

iv.	Cash Awards. An Employee Award may be in the form of a Cash Award. The terms, conditions, and limitations applicable to any Cash Awards granted pursuant to this Plan shall be determined by the Committee.

v.

Performance Awards. Without limiting the type or number of Employee Awards that may be made under the other provisions of this Plan, an Employee Award may be in the form of a Performance Award. The terms, conditions and limitations applicable to any Performance Awards granted to Participants pursuant to this Plan shall be determined by the Committee, subject to the limitations set forth below. Any Stock Award granted as an Employee Award which is a Performance Award shall have a minimum Restriction Period of one year from the Grant Date, provided that the Committee may provide for earlier vesting upon a termination of employment by reason of death, disability, or change in control, or with respect to Performance Awards that are not Qualified Performance Awards, upon a termination of employment by reason of layoff or retirement. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the Participant and/or the portion of an Award that may be exercised.

A.	Nonqualified Performance Awards. Performance Awards granted to Employees that are not intended to be Qualified Performance Awards, or that are Options or SARs, shall be based on achievement of such goals and be subject to such terms, conditions, and restrictions as the Committee or its delegate shall determine.

B.

Qualified Performance Awards. Qualified Performance Awards granted to Employees under the Plan shall be paid, vested, or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Compensation Committee prior to the earlier to occur of (x) 90 days after the commencement of the period of service to which the Performance Goal relates and (y) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. Such a Performance Goal may be based on one or more business criteria that apply to the Employee, one or more business units, divisions, or sectors of the Company, or the Company as a whole, and if so desired by the Compensation Committee, by comparison with a peer group of companies. A Performance Goal may include one or more of the following: Increased revenue; Net income measures (including but not limited to income after capital costs and income before or after taxes); Stock price measures (including but not limited to growth measures and total shareholder return); Market share; Earnings per share (actual or targeted growth); Earnings before interest, taxes, depreciation, and amortization (“EBITDA”); Economic value added (“EVA®”); Cash flow measures (including but not limited to net cash flow and net cash flow before financing activities); Return measures (including but not limited to return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors’ capital, and return on average equity); Operating measures (including operating income, funds from operations, cash from operations, after-tax operating income, sales volumes, production volumes, and production efficiency); Expense measures (including but not limited to finding and development costs, overhead cost, and general and administrative expense); Margins; Shareholder value; Total shareholder return; Reserve addition; Proceeds from dispositions; Production volumes; Refinery runs; Reserve replacement ratio; Refinery utilizations; Total market value; and Corporate values measures which may be objectively determined (including ethics compliance, environmental, and safety).

Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Qualified Performance Awards, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulation §1.162-27(e)(2)(i), as to grants to those Employees whose compensation is, or is likely to be, subject to Section 162(m) of the Code, and the Compensation Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals for Qualified Performance Awards, the Compensation Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions, and limitations applicable to any Qualified Performance Awards made pursuant to this Plan shall be determined by the Compensation Committee.

b.	Notwithstanding anything to the contrary contained in this Plan, the following limitations shall apply to any Employee Awards made hereunder:

i.	no Participant may be granted, during any calendar year, Employee Awards consisting of Options or SARs (including Options or SARs that are granted as Performance Awards) that are exercisable for or in respect of more than 5,000,000 shares of Common Stock;

ii.	no Participant may be granted, during any calendar year, Stock Awards (including Stock Awards that are granted as Performance Awards) covering or relating to more than 4,000,000 shares of Common Stock (the limitation set forth in this clause (ii), together with the limitation set forth in clause (i) above, being hereinafter collectively referred to as the “Stock Based Awards Limitations”); and

iii.	no Participant may be paid an Employee Award consisting of cash (including Cash Awards that are granted as Performance Awards) during any calendar year in excess of $10,000,000.

9.	Director Awards.

a.	The Board may grant Director Awards to Nonemployee Directors of the Company from time to time in accordance with this Paragraph 9. Director Awards may consist of those listed in this Paragraph 9 and may be granted singly, in combination, or in tandem. Each Director Award may, in the discretion of the Board, be embodied in a Director Award Agreement, which shall contain such terms, conditions, and limitations as shall be determined by the Board in its sole discretion and, if required by the Board, shall be signed by the Participant to whom the Director Award is granted and signed for and on behalf of the Company.

i.	Options. A Director Award may be in the form of an Option; provided that Options granted as Director Awards are not Incentive Stock Options. The Grant Price of an Option shall be not less than the Fair Market Value of the Common Stock subject to such Option on the Grant Date. In no event shall the term of the Option extend more than 10 years after the Grant Date. Options may not include provisions that “reload” the option upon exercise. Subject to the foregoing provisions, the terms, conditions, and limitations applicable to any Options awarded to Participants pursuant to this Paragraph 9, including the Grant Price, the term of the Options, the number of shares subject to the Option and the date or dates upon which they become exercisable, shall be determined by the Board.

ii.	Stock Appreciation Rights. A Director Award may be in the form of an SAR. On the Grant Date, the Grant Price of an SAR shall be not less than the Fair Market Value of the Common Stock subject to such SAR. The holder of an SAR granted in tandem with an Option may elect to exercise either the Option or the SAR, but not both. The exercise period for an SAR shall extend no more than 10 years after the Grant Date. SARs may not include provisions that “reload” the SAR upon exercise. Subject to the foregoing provisions, the terms, conditions, and limitations applicable to any SARs awarded to Directors pursuant to this Plan, including the Grant Price, the term of any SARs, and the date or dates upon which they become exercisable, shall be determined by the Board.

iii.	Stock Awards. A Director Award may be in the form of a Stock Award. Any terms, conditions, and limitations applicable to any Stock Awards granted to a Nonemployee Director pursuant to this Plan, including but not limited to rights to Dividend Equivalents, shall be determined by the Board.

iv.	Performance Awards. Without limiting the type or number of Director Awards that may be made under the other provisions of this Plan, a Director Award may be in the form of a Performance Award. Any additional terms, conditions, and limitations applicable to any Performance Awards granted to a Nonemployee Director pursuant to this Plan shall be determined by the Board. The Board shall set Performance Goals in its discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the Nonemployee Director.

b.	Notwithstanding anything to the contrary contained in this Plan the following limitations shall apply to any Director Awards made hereunder:

i.	no Participant may be granted, during any fiscal year, Director Awards consisting of Options or SARs (including Options or SARs that are granted as Performance Awards) that are exercisable for or in respect of more than 500,000 shares of Common Stock; and

ii.	no Participant may be granted, during any fiscal year, Director Awards consisting of Stock Awards (including Stock Awards that are granted as Performance Awards) covering or relating to more than 200,000 shares of Common Stock.

c.	At the discretion of the Board, Director Awards may be settled by a cash payment in an amount that the Board shall determine in its sole discretion is equal to the fair market value of such Director Awards (which, in the case of Option or SARs, may be the excess, if any, of the Fair Market Value of the Common Stock subject to such Award over Grant Price of such Award).

d.	Each Nonemployee Director may have the option to elect to receive shares of Common Stock, including Restricted Stock or Restricted Stock Units, as prescribed by the Board, in lieu of all or part of the compensation otherwise payable by the Company to such Nonemployee Director.

10.	Change of Control. Notwithstanding any other provisions of the Plan, including Paragraphs 8 and 9 hereof, unless otherwise expressly provided in the applicable Award Agreement, in the event of a Change of Control during a Participant’s employment (or service as a Nonemployee Director) with the Company or one of its Subsidiaries, followed by the termination of employment of such Participant (or separation from service of such Nonemployee Director), (i) each Award granted under this Plan to the Participant shall become immediately vested and fully exercisable and any restrictions applicable to the Award shall lapse and (ii) if the Award is an Option or SAR, shall remain exercisable until the expiration of the term of the Award or, if the Participant should die before the expiration of the term of the Award and the Award is an Incentive Stock Option, until the earlier of (a) the expiration of the term of the Incentive Stock Option or (b) two (2) years following the date of the Participant’s death; provided, however, that with respect to any Stock Unit or Restricted Stock Unit or other Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, the settlement of such Stock Unit or Restricted Stock Unit or other Award pursuant to this Section 10 shall only occur upon the Change of Control if such Change of Control constitutes a “change in the ownership of the corporation,” a “change in effective control of the corporation” or a “change in the ownership of a substantial portion of the assets of the corporation,” within the meaning of Section 409A(a)(2)(v) of the Code.

11.

Non-United States Participants. The Committee may grant awards to persons outside the United States under such terms and conditions as may, in the judgment of the Committee, be necessary or advisable to comply with the laws of the applicable foreign jurisdictions and, to that end, may establish sub-plans, modified option exercise procedures, and other terms and procedures. Notwithstanding the above, the

Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law, any governing statute, or any other applicable law.

12.	Payment of Awards.

a.	General. Payment made to a Participant pursuant to an Award may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Committee shall determine, including, in the case of Common Stock, restrictions on transfer and forfeiture provisions. If such payment is made in the form of Restricted Stock, the Committee shall specify whether the underlying shares are to be issued at the beginning or end of the Restriction Period. In the event that shares of Restricted Stock are to be issued at the beginning of the Restriction Period, the certificates evidencing such shares (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto.

b.	Deferral. With the approval of the Committee and in a manner which is intended to either (i) comply with Section 409A of the Code or (ii) not cause an Award to become subject to Section 409A of the Code, amounts payable in respect of Awards may be deferred and paid either in the form of installments or as a lump-sum payment. The Committee may permit selected Participants to elect to defer payments of some or all types of Awards or any other compensation otherwise payable by the Company in accordance with procedures or a plan, program, or other arrangement established by the Committee or the Board in a manner which is intended to either (i) comply with Section 409A of the Code or (ii) not cause an Award to become subject to Section 409A of the Code, and may provide that such deferred compensation may be payable in shares of Common Stock. Any deferred payment pursuant to an Award, whether elected by the Participant or specified by the Award Agreement or the terms of the Award or by the Committee, may be forfeited if and to the extent that the Award Agreement or the terms of the Award so provide.

c.	Dividends, Earnings, and Interest. Rights to dividends or Dividend Equivalents may be extended to and made part of any Stock Award, subject to such terms, conditions, and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest or other earnings on deferred cash payments and Dividend Equivalents for Stock Awards.

d.	Substitution of Awards. Subject to Paragraphs 15 and 17, at the discretion of the Committee, a Participant who is an Employee may be offered an election to substitute an Employee Award Award for another Employee Award or Employee Awards of the same or different type, provided that, without the Participant’s consent, such substitution may not be offered in a manner which would result in accelerated or additional tax to the Participant pursuant to Section 409A of the Code.

e.	Cash-out of Awards. At the discretion of the Committee, an Award may be settled by a cash payment in an amount that the Board shall determine in its sole discretion is equal to the fair market value of such Award (which, in the case of an Option or SAR, may be the excess, if any, of the Fair Market Value of the Common Stock subject to such Award over Grant Price of such Award).

13.

Option Exercise. The Grant Price shall be paid in full at the time of exercise in cash or, if permitted by the Committee and elected by the optionee, the optionee may purchase such shares by means of tendering Common Stock or surrendering another Award valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for Participants who are Employees to tender Common Stock or other Employee Awards. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award. Unless otherwise provided in the applicable Award Agreement, in the event the Committee allows shares of Restricted Stock to be tendered as consideration for the exercise of an Option, a number of the shares issued upon the exercise of the Option, equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee. The Committee may also provide that the option may be exercised by a “net-share settlement” method for exercising outstanding nonqualified stock options, whereby the exercise price thereof and/or any minimum required tax withholding thereon are satisfied by withholding from the delivery of the shares as to which such option is exercised a number of shares having a fair market value equal to the applicable exercise price and/or the amount of any minimum required tax withholding, canceling such withheld number, and delivering the remainder. The Committee may adopt additional rules and procedures regarding the exercise of Options from time to time, provided that such rules and procedures are not inconsistent with the provisions of this Paragraph 13.

An optionee desiring to pay the Grant Price of an Option by tendering Common Stock using the method of attestation may, subject to any such conditions and in compliance with any such procedures as the Committee may adopt, do so by attesting to the ownership of Common Stock of the requisite value in which case the Company shall issue or otherwise deliver to the optionee upon such exercise a number of shares of Common Stock subject to the Option equal to the result obtained by dividing (a) the excess of the aggregate Fair Market Value of the shares of Common Stock subject to the Option for which the Option (or portion thereof) is being exercised over the Grant Price payable in respect of such exercise by (b) the Fair Market Value per share of Common Stock subject to the Option, and the optionee may retain the shares of Common Stock the ownership of which is attested.

14.	Taxes. The Company or its designated third party administrator shall have the right to deduct applicable taxes from any Employee Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes or other amounts required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Employee Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made. The Committee may provide for loans, to the extent not otherwise prohibited by law (including, without limitation, the Sarbanes-Oxley Act of 2002), on either a short term or demand basis, from the Company to a Participant who is an Employee to permit the payment of taxes required by law.

15.	Amendment, Modification, Suspension, or Termination of the Plan. The Board may amend, modify, suspend, or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (i) no amendment or alteration that would adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and (ii) no amendment or alteration shall be effective prior to its approval by the shareholders of the Company to the extent such approval is required by applicable legal requirements or the applicable requirements of the securities exchange on which the Company’s Common Stock is listed. Notwithstanding anything herein to the contrary, without the prior approval of the Company’s shareholders, Options or SARs issued under the Plan will not be repriced, replaced, or regranted through cancellation or by decreasing the Grant Price of a previously granted Option or SAR except as expressly provided by the adjustment provisions of Paragraph 17.

16.

Assignability. Unless otherwise determined by the Committee and provided in an Award Agreement or the terms of an Award, no Award or any other benefit under this Plan shall be assignable or otherwise transferable except by will, by beneficiary designation, or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Securities Act, or the rules thereunder. In the event that a beneficiary designation conflicts with an assignment by will or the laws of descent and distribution, the beneficiary designation will prevail. The Committee may prescribe and include in applicable Award Agreements or the terms of the

Award other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Paragraph 16 shall be null and void.

17.	Adjustments.

a.	The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the existing Common Stock), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

b.	In the event of any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock or other stock split, then (i) the number and kind of shares of Common Stock or other securities reserved under this Plan and the number of shares of Common Stock available for issuance pursuant to specific types of Awards as described in Paragraph 5, (ii) the number and kind of shares of Common Stock or other securities covered by outstanding Awards, (iii) the Grant Price or other price in respect of such Awards, (iv) the appropriate Fair Market Value and other price determinations for such Awards, and (v) the Stock Based Awards Limitations shall each be proportionately adjusted by the Board as the Board deems appropriate, in its sole discretion, to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting Common Stock or any distribution to holders of Common Stock of securities or property (including cash dividends that the Board determines are not in the ordinary course of business but excluding normal cash dividends or dividends payable in Common Stock), the Board shall make such adjustments as it determines, in its sole discretion, appropriate to (x) the number and kind of shares of Common Stock or other securities reserved under this Plan and the number of shares of Common Stock available for issuance pursuant to specific types of Awards as described in Paragraph 5 and (y)(i) the number and kind of shares of Common Stock or other securities covered by Awards, (ii) the Grant Price or other price in respect of such Awards, (iii) the appropriate Fair Market Value and other price determinations for such Awards, and (iv) the Stock Based Awards Limitations to reflect such transaction. In the event of a corporate merger, consolidation, acquisition of assets or stock, separation, reorganization, or liquidation, the Board shall be authorized (x) to assume under the Plan previously issued compensatory awards, or to substitute new Awards for previously issued compensatory awards, including Awards, as part of such adjustment; (y) to cancel Awards that are Options or SARs and give the Participants who are the holders of such Awards notice and opportunity to exercise for 15 days prior to such cancellation; or (z) to cancel any such Awards and to deliver to the Participants cash in an amount that the Board shall determine in its sole discretion is equal to the fair market value of such Awards on the date of such event, which in the case of Options or SARs shall be the excess, if any, of the Fair Market Value of Common Stock on such date over the Grant Price of such Award.

c.

Notwithstanding the foregoing: (i) any adjustments made pursuant to Section 17 to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in a manner which is intended to not result in accelerated or additional tax to a Participant pursuant to Section 409A of the Code; (ii) any adjustments made pursuant to Section 17 to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner intended to ensure that after such adjustment, the Awards either (A) continue not to be subject to Section 409A of the Code or (B) do not result in accelerated or additional tax to a Participant pursuant to Section 409A of the Code; and (iii) in any event, neither the Committee nor the Board shall have the authority to make any adjustments pursuant to Section 17 to the extent the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code at the Grant Date to be subject thereto as of the Grant Date.

18.	Restrictions. No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

19.	Unfunded Plan. This Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants under this Plan, any such accounts shall be used merely as a bookkeeping convenience, including bookkeeping accounts established by a third party administrator retained by the Company to administer the Plan. The Company shall not be required to segregate any assets for purposes of this Plan or Awards hereunder, nor shall the Company, the Board or the Committee be deemed to be a trustee of any benefit to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement or the terms of the Award, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

20.	Right to Employment. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or its Subsidiaries to terminate any Participant’s employment or other service relationship at any time, or confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Company or its Subsidiaries.

21.	Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

22.	Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Delaware.

23.	Section 409A. It is the intention of the Company that Awards granted under the Plan either (i) shall not be “nonqualified deferred compensation” subject to Section 409A of the Code, or (ii) shall meet the requirements of Section 409A of the Code such that no Participant shall be subject to accelerated or tax pursuant to Section 409A of the Code in respect thereof, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. Notwithstanding any other provision of the Plan to the contrary, any payments (whether in cash, shares of Common Stock, or other property) with respect to any Award that constitutes “nonqualified deferred compensation” subject to Section 409A of the Code, to be made upon a Participant’s termination of employment shall be made no earlier than (A) the first day of the seventh month following the Participant’s “separation from service” (within the meaning of Section 409A of the Code) and (B) the Participant’s death if at the time of such termination of employment the Participant is a “specified employee,” within the meaning of Section 409A of the Code (as determined by the Company in accordance with its uniform policy with respect to all arrangements subject to Section 409A of the Code).

24.	Effectiveness and Term. The Plan will be submitted to the shareholders of the Company for approval at the 2009 annual meeting of the shareholders, and the effectiveness of the Plan shall be subject to such approval. No Award shall be made under the Plan ten years or more after such approval. Notwithstanding anything herein to the contrary, any and all outstanding awards granted under the Prior Plans shall continue to be outstanding and shall be subject to the appropriate terms of the Prior Plan under which such award was granted and as are in effect as of the date this Plan is effective.

Attachment “A”

“Change of Control”

The following definitions apply to the Change of Control provision in Paragraph 10 of the foregoing Plan.

“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect at the time of determination.

“Associate” shall mean, with reference to any Person, (a) any corporation, firm, partnership, association, unincorporated organization, or other entity (other than the Company or a subsidiary of the Company) of which such Person is an officer or general partner (or officer or general partner of a general partner) or is, directly or indirectly, the Beneficial Owner of 10% or more of any class of equity securities, (b) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity, and (c) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person.

“Beneficial Owner” shall mean, with reference to any securities, any Person if:

a.	such Person or any of such Person’s Affiliates and Associates, directly or indirectly, is the “beneficial owner” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act, as in effect at the time of determination) such securities or otherwise has the right to vote or dispose of such securities;

b.	such Person or any of such Person’s Affiliates and Associates, directly or indirectly, has the right or obligation to acquire such securities (whether such right or obligation is exercisable or effective immediately or only after the passage of time or the occurrence of an event) pursuant to any agreement, arrangement, or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, other rights, warrants, or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to “beneficially own,” (i) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange or (ii) securities issuable upon exercise of Exempt Rights; or

c.	such Person or any of such Person’s Affiliates or Associates (i) has any agreement, arrangement or understanding (whether or not in writing) with any other Person (or any Affiliate or Associate thereof) that beneficially owns such securities for the purpose of acquiring, holding, voting (except as set forth in the proviso to subsection (a) of this definition) or disposing of such securities or (ii) is a member of a group (as that term is used in Rule 13d-5(b) of the General Rules and Regulations under the Exchange Act) that includes any other Person that beneficially owns such securities;

provided, however, that nothing in this definition shall cause a Person engaged in business as an underwriter of securities to be the Beneficial Owner of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition. For purposes hereof, “voting” a security shall include voting, granting a proxy, consenting or making a request or demand relating to corporate action (including, without limitation, a demand for a shareholder list, to call a shareholder meeting, or to inspect corporate books and records), or otherwise giving an authorization (within the meaning of Section 14(a) of the Exchange Act) in respect of such security.

The terms “beneficially own” and “beneficially owning” shall have meanings that are correlative to this definition of the term “Beneficial Owner.”

“Board” shall have the meaning set forth in the foregoing Plan.

“Change of Control” shall mean any of the following occurring on or after May 13, 2009:

a.	any Person (other than an Exempt Person) shall become the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding or 20% or more of the combined voting power of the Voting Stock of the Company then outstanding; provided, however, that no Change of Control shall be deemed to occur for purposes of this subsection (a) if such Person shall become a Beneficial Owner of 20% or more of the shares of Common Stock or 20% or more of the combined voting power of the Voting Stock of the Company solely as a result of (i) an Exempt Transaction or (ii) an acquisition by a Person pursuant to a reorganization, merger, or consolidation, if, following such reorganization, merger, or consolidation, the conditions described in clauses (i), (ii), and (iii) of subsection (c) of this definition are satisfied;

b.	individuals who, as of May 13, 2009, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to May 13, 2009 whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; provided, further, that there shall be excluded, for this purpose, any such individual whose initial assumption of office occurs as a result of any actual or threatened Election Contest that is subject to the provisions of Rule 14a-11 of the General Rules and Regulations under the Exchange Act;

c.	the Company shall consummate a reorganization, merger, or consolidation, in each case, unless, following such reorganization, merger, or consolidation, (i) 50% or more of the then outstanding shares of common stock of the corporation, or common equity securities of an entity other than a corporation, resulting from such reorganization, merger, or consolidation and the combined voting power of the then outstanding Voting Stock of such corporation or other entity are beneficially owned, directly or indirectly, by all or substantially all of the Persons who were the Beneficial Owners of the outstanding Common Stock immediately prior to such reorganization, merger, or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, or consolidation, of the outstanding Common Stock, (ii) no Person (excluding any Exempt Person or any Person beneficially owning, immediately prior to such reorganization, merger, or consolidation, directly or indirectly, 20% or more of the Common Stock then outstanding or 20% or more of the combined voting power of the Voting Stock of the Company then outstanding) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of the corporation, or common equity securities of an entity other than a corporation, resulting from such reorganization, merger, or consolidation or the combined voting power of the then outstanding Voting Stock of such corporation or other entity, and (iii) at least a majority of the members of the board of directors of the corporation, or the body which is most analogous to the board of directors of a corporation if not a corporation, resulting from such reorganization, merger, or consolidation were members of the Incumbent Board at the time of the initial agreement or initial action by the Board providing for such reorganization, merger, or consolidation; or

d.

(i) the shareholders of the Company shall approve a complete liquidation or dissolution of the Company unless such liquidation or dissolution is approved as part of a plan of liquidation and dissolution involving a sale or disposition of all or substantially all of the assets of the Company to a corporation with respect to which, following such sale or other disposition, all of the requirements of clauses (ii)(A), (B), and (C) of this subsection (d) are satisfied, or (ii) the Company shall consummate the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation or other entity, with respect to which, following such sale or other disposition, (A) 50% or more of the then outstanding shares of common stock of such corporation, or common equity securities of an entity other than a corporation, and the combined voting power of the Voting Stock of such corporation or other entity is then beneficially owned, directly or indirectly, by all or substantially all of the Persons who were the Beneficial Owners of the outstanding Common Stock immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the outstanding Common Stock, (B) no Person (excluding any Exempt Person and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Common Stock then outstanding or 20% or more of the combined voting power of the Voting Stock of the Company then outstanding) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of such corporation, or common equity securities of an entity other than a corporation, and the combined voting power of the then outstanding Voting Stock of such corporation or other entity, and (C) at least a majority of the members of the board of directors of such corporation, or the body which is most analogous to the board of directors of a corporation if not a corporation, were members of the Incumbent Board at the time of the initial agreement or initial action of the Board providing for such sale or other disposition of assets of the Company.

“Common Stock” shall have the meaning set forth in the foregoing Plan.

“Company” shall have the meaning set forth in the foregoing Plan.

“Election Contest” shall mean a solicitation of proxies of the kind described in Rule 14a-12(c) under the Exchange Act.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exempt Person” shall mean any of the Company, any subsidiary of the Company, any employee benefit plan of the Company or any subsidiary of the Company, and any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan.

“Exempt Rights” shall mean any rights to purchase shares of Common Stock or other Voting Stock of the Company if at the time of the issuance thereof such rights are not separable from such Common Stock or other Voting Stock (i.e., are not transferable otherwise than in connection with a transfer of the underlying Common Stock or other Voting Stock), except upon the occurrence of a contingency, whether such rights exist as of May 13, 2009 or are thereafter issued by the Company as a dividend on shares of Common Stock or other Voting Securities or otherwise.

“Exempt Transaction” shall mean an increase in the percentage of the outstanding shares of Common Stock or the percentage of the combined voting power of the outstanding Voting Stock of the Company beneficially owned by any Person solely as a result of a reduction in the number of shares of Common Stock then outstanding due to the repurchase of Common Stock or Voting Stock by the Company, unless and until such time as (a) such Person or any Affiliate or Associate of such Person shall purchase or otherwise become the Beneficial Owner of additional shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock or additional Voting Stock representing 1% or more of the combined voting power of the then outstanding Voting Stock, or (b) any other Person (or Persons) who is (or collectively are) the Beneficial Owner of shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock or Voting Stock representing 1% or more of the combined voting power of the then outstanding Voting Stock shall become an Affiliate or Associate of such Person.

“Person” shall mean any individual, firm, corporation, partnership, association, trust, unincorporated organization, or other entity.

“Voting Stock” shall mean, (i) with respect to a corporation, all securities of such corporation of any class or series that are entitled to vote generally in the election of, or to appoint by contract, directors of such corporation (excluding any class or series that would be entitled so to vote by reason of the occurrence of any contingency, so long as such contingency has not occurred) and (ii) with respect to an entity which is not a corporation, all securities of any class or series that are entitled to vote generally in the election of, or to appoint by contract, members of the body which is most analogous to the board of directors of a corporation.

DIRECTIONS TO THE ANNUAL MEETING OF STOCKHOLDERS

FROM DOWNTOWN HOUSTON

Omni Houston Hotel at Westside

13210 Katy Freeway

Houston, Texas 77079

(281) 558-8338

•	Take I-10 West 3 miles past Sam Houston Tollway.

•	Exit Eldridge Parkway, Exit 753A.

•	Turn right (north) on Eldridge Parkway.

•	The hotel will be immediately on your left.

CONOCOPHILLIPS	Stockholder Meeting to be held on 05/13/09
** IMPORTANT NOTICE **	Proxy Materials Available

Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

• Notice and Proxy Statement • Annual Report

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information:
Meeting Type:	Annual
Meeting Date:	05/13/09
Meeting Time:	9:00 A.M., Central Time
For holders as of:	03/16/09
Meeting Location:
Omni Houston Hotel at Westside
13210 Katy Freeway
Houston, Texas 77079
(281) 558-8338
Meeting Directions:
DIRECTIONS TO THE ANNUAL MEETING OF STOCKHOLDERS FROM DOWNTOWN HOUSTON
• Take I-10 West 3 miles past Sam Houston Tollway.
• Exit Eldridge Parkway, Exit 753A.
• Turn right (north) on Eldridge Parkway.
• The hotel will be immediately on your left.

How To Vote
Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3.
1.	ELECTION OF DIRECTORS
	Nominees:		2.	Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2009.
	1a.	Richard L. Armitage

	1b.	Richard H. Auchinleck	3.	Proposal to Approve 2009 Omnibus Stock and Performance Incentive Plan.

	1c.	James E. Copeland, Jr.	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEMS 4-9.

	1d.	Kenneth M. Duberstein	4.	Universal Health Care Principles

	1e.	Ruth R. Harkin	5.	Advisory Vote on Executive Compensation

	1f.	Harold W. McGraw III	6.	Political Contributions

	1g.	James J. Mulva	7.	Greenhouse Gas Reduction

	1h.	Harald J. Norvik	8.	Oil Sands Drilling

	1i.	William K. Reilly	9.	Director Qualifications

	1j.	Bobby S. Shackouls	10.	In its discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

	1k.	Victoria J. Tschinkel

	1l.	Kathryn C. Turner

	1m.	William E. Wade, Jr.

600 N. DAIRY ASHFORD MCLEAN BUILDING #3025 HOUSTON, TX 77079	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date. Have your Voting Direction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

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VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your Voting Direction card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your Voting Direction card and return it in the postage-paid envelope we have provided or return it to ConocoPhillips, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	CONOP1	KEEP THIS PORTION FOR YOUR RECORDS

THIS VOTING DIRECTION CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

CONOCOPHILLIPS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3.
Vote On Directors			For	Against	Abstain
1	ELECTION OF DIRECTORS
	Nominees:
	1a. Richard L. Armitage		☐	☐	☐	Vote On Proposals		For	Against	Abstain
	1b. Richard H. Auchinleck		☐	☐	☐	2	Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2009.	☐	☐	☐
	1c. James E. Copeland, Jr.		☐	☐	☐	3	Proposal to Approve 2009 Omnibus Stock and Performance Incentive Plan.	☐	☐	☐
	1d. Kenneth M. Duberstein		☐	☐	☐	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEMS 4-9.		☐	☐	☐
	1e. Ruth R. Harkin		☐	☐	☐	4.	Universal Health Care Principles	☐	☐	☐

	1f. Harold W. McGraw III		☐	☐	☐	5.	Advisory Vote on Executive Compensation	☐	☐	☐

	1g. James J. Mulva		☐	☐	☐	6.	Political Contributions	☐	☐	☐

	1h. Harald J. Norvik		☐	☐	☐	7.	Greenhouse Gas Reduction	☐	☐	☐

	1i. William K. Reilly		☐	☐	☐	8.	Oil Sands Drilling	☐	☐	☐

	1j. Bobby S. Shackouls		☐	☐	☐	9.	Director Qualifications	☐	☐	☐

	1k. Victoria J. Tschinkel		☐	☐	☐	10.	In its discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.
	1l. Kathryn C. Turner		☐	☐	☐

	1m. William E. Wade, Jr.		☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

CONOP2

CONOCOPHILLIPS UK, Australia, Emden-Germany, Norway Plans

CONFIDENTIAL VOTING DIRECTION
ConocoPhillips Annual Meeting of Stockholders May 13, 2009

The undersigned hereby directs that Halifax EES Trustees Limited, Trustee of the ConocoPhillips Share Incentive Plan, ConocoPhillips Overseas Stock Savings Plan (Australia, Emden-Germany or Norway), Conoco Stock Ownership Plan, Employee Share Allocation Scheme of Phillips Petroleum Company United Kingdom Limited, and/or Conoco Employee Share Ownership Plan (the “Plan”), vote all shares of ConocoPhillips Common Stock (described on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel at Westside, 13210 Katy Freeway, Houston, Texas, on May 13, 2009, at 9:00 a.m., Central Time, and at any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

In order for your vote to be counted, Broadridge, the Tabulator for the Trustee, Halifax EES Trustees Limited, must receive this Voting Direction card no later than 11:59 p.m. EDT on May 6, 2009. If Broadridge, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by 11:59 p.m. EDT on May 6, 2009, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by the Internet or telephone on or before May 6, 2009, any shares held in the ConocoPhillips Overseas Savings Plan (Australia, Emden-Germany or Norway) or the Employee Share Allocation Scheme of Phillips Petroleum Company United Kingdom Limited that you otherwise could have directed will be voted in the same proportion as the shares for which the Trustee has received instructions. Any such shares held in the ConocoPhillips Share Incentive Plan, the Conoco Stock Ownership Plan or the Conoco Employee Share Ownership Plan will not be voted by the Trustee.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

This package contains your confidential Voting Direction card to instruct the Trustee of the Plan how to vote the shares of ConocoPhillips Common Stock described on the back of the card representing your interest in the Plan.

Also enclosed is the Company’s 2008 Annual Report along with the Notice and Proxy Statement for the 2009 Annual Meeting. Please use these documents to help you decide how to direct the way the Trustee (Halifax EES Trustees Limited) should vote.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

600 N. DAIRY ASHFORD MCLEAN BUILDING #3025 HOUSTON, TX 77079	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date. Have your Voting Direction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by ConocoPhillips in mailing proxy materials, you can consent to receiving all future proxy statements, Voting Direction cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your Voting Direction card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your Voting Direction card and return it in the postage-paid envelope we have provided or return it to ConocoPhillips, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	CONOP3	KEEP THIS PORTION FOR YOUR RECORDS

THIS VOTING DIRECTION CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

CONOCOPHILLIPS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3.
Vote On Directors			For	Against	Abstain
1	ELECTION OF DIRECTORS
	Nominees:
	1a. Richard L. Armitage		☐	☐	☐	Vote On Proposals		For	Against	Abstain
	1b. Richard H. Auchinleck		☐	☐	☐	2	Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2009.	☐	☐	☐
	1c. James E. Copeland, Jr.		☐	☐	☐	3	Proposal to Approve 2009 Omnibus Stock and Performance Incentive Plan.	☐	☐	☐
	1d. Kenneth M. Duberstein		☐	☐	☐	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEMS 4-9.		☐	☐	☐
	1e. Ruth R. Harkin		☐	☐	☐	4.	Universal Health Care Principles	☐	☐	☐

	1f. Harold W. McGraw III		☐	☐	☐	5.	Advisory Vote on Executive Compensation	☐	☐	☐

	1g. James J. Mulva		☐	☐	☐	6.	Political Contributions	☐	☐	☐

	1h. Harald J. Norvik		☐	☐	☐	7.	Greenhouse Gas Reduction	☐	☐	☐

	1i. William K. Reilly		☐	☐	☐	8.	Oil Sands Drilling	☐	☐	☐

	1j. Bobby S. Shackouls		☐	☐	☐	9.	Director Qualifications	☐	☐	☐

	1k. Victoria J. Tschinkel		☐	☐	☐	10.	In its discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.
	1l. Kathryn C. Turner		☐	☐	☐

	1m. William E. Wade, Jr.		☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

CONOP4

ConocoPhillips Savings Plan and/or ConocoPhillips Store Savings Plan
CONFIDENTIAL FIDUCIARY VOTING DIRECTION
ConocoPhillips Annual Meeting of Stockholders May 13, 2009

The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Savings Plan (“CPSP”) and ConocoPhillips Store Savings Plan (“CPSSP”), vote: (1) all unallocated shares of stock in the Company Stock Fund and (2) all shares of stock representing the interest of CPSP and/or CPSSP participants who fail to give voting direction at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel at Westside, 13210 Katy Freeway, Houston, Texas, on May 13, 2009, at 9:00 a.m., Central Time, and at any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement. If Broadridge, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 10, 2009 at 11:59 p.m. EDT, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by the Internet or telephone on or before May 10, 2009, any shares in the CPSP and/or CPSSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

Important Information - I understand that by electing to direct the Trustee’s vote of shares which do not represent my own part of the CPSP and/or CPSSP that I become a fiduciary of the CPSP and/or CPSSP for voting such shares; that I must act in the best interests of all participants of the CPSP and/or CPSSP when giving directions for voting shares not representing my part of the CPSP and/or CPSSP; that I have read and understand my duties as a fiduciary as they are described on pages 32 and 33 of the CPSP Employee Handbook dated January 1, 2008 and/or page 25 of the CPSSP Summary Plan Description/Prospectus dated October 3, 2003; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this Voting Direction card or NOT voting by Internet or telephone.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

This package contains your confidential Voting Direction card to instruct the Trustee of the Plan how to vote the shares of ConocoPhillips common stock described on the back of the card representing your interest in the CPSP and/or CPSSP Plan. Also enclosed is the Company’s 2008 Annual Report along with the Notice and Proxy Statement for the 2009 Annual Meeting. Please use these documents to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

600 N. DAIRY ASHFORD MCLEAN BUILDING #3025 HOUSTON, TX 77079	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date. Have your Voting Direction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by ConocoPhillips in mailing proxy materials, you can consent to receiving all future proxy statements, Voting Direction cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your Voting Direction card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your Voting Direction card and return it in the postage-paid envelope we have provided or return it to ConocoPhillips, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	CONOP5	KEEP THIS PORTION FOR YOUR RECORDS

THIS VOTING DIRECTION CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

CONOCOPHILLIPS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3.
Vote On Directors			For	Against	Abstain
1	ELECTION OF DIRECTORS
	Nominees:
	1a. Richard L. Armitage		☐	☐	☐	Vote On Proposals		For	Against	Abstain
	1b. Richard H. Auchinleck		☐	☐	☐	2	Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2009.	☐	☐	☐
	1c. James E. Copeland, Jr.		☐	☐	☐	3	Proposal to Approve 2009 Omnibus Stock and Performance Incentive Plan.	☐	☐	☐
	1d. Kenneth M. Duberstein		☐	☐	☐	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEMS 4-9.		☐	☐	☐
	1e. Ruth R. Harkin		☐	☐	☐	4.	Universal Health Care Principles	☐	☐	☐

	1f. Harold W. McGraw III		☐	☐	☐	5.	Advisory Vote on Executive Compensation	☐	☐	☐

	1g. James J. Mulva		☐	☐	☐	6.	Political Contributions	☐	☐	☐

	1h. Harald J. Norvik		☐	☐	☐	7.	Greenhouse Gas Reduction	☐	☐	☐

	1i. William K. Reilly		☐	☐	☐	8.	Oil Sands Drilling	☐	☐	☐

	1j. Bobby S. Shackouls		☐	☐	☐	9.	Director Qualifications	☐	☐	☐

	1k. Victoria J. Tschinkel		☐	☐	☐	10.	In its discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.
	1l. Kathryn C. Turner		☐	☐	☐

	1m. William E. Wade, Jr.		☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

CONOP6

Compensation and Benefits Arrangements Stock Trust CONFIDENTIAL FIDUCIARY VOTING DIRECTION CONOCOPHILLIPS ANNUAL MEETING OF STOCKHOLDERS MAY 13, 2009

The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Compensation and Benefits Arrangements Stock Trust (“CBT”), vote all shares of ConocoPhillips Common Stock (described on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel at Westside, 13210 Katy Freeway, Houston, Texas, on May 13, 2009, at 9:00 a.m., Central Time, and at any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

I understand that by electing to direct the Trustee’s vote of domestic shares held in the CBT, that I become a directing fiduciary of the CBT for voting such shares; and that I may decline to accept the responsibility of a directing fiduciary as to such shares by NOT completing and returning this Voting Direction card or NOT voting by the Internet or telephone.

If Broadridge, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this card by 5:00 p.m. EDT on May 12, 2009, if you do not fill in any boxes or if you return this card unsigned, and if you do not vote by the Internet or telephone on or before May 12, 2009, the Trustee will conclusively presume that you have rejected your appointment as a directing fiduciary and any shares in the CBT that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.
This package contains your confidential Voting Direction card to instruct the Trustee of the Plan how to vote the shares of ConocoPhillips Common Stock described on the back of the card.

Also enclosed is the Company’s 2008 Annual Report along with the Notice and Proxy Statement for the 2009 Annual Meeting. Please use these documents to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.

Employees who direct the CBT Trustee how to vote shares held by this trust have an important voice in matters which affect ConocoPhillips.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

600 N. DAIRY ASHFORD MCLEAN BUILDING #3025 HOUSTON, TX 77079	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date. Have your Voting Direction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by ConocoPhillips in mailing proxy materials, you can consent to receiving all future proxy statements, Voting Direction cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your Voting Direction card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your Voting Direction card and return it in the postage-paid envelope we have provided or return it to ConocoPhillips, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	CONOP7	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

CONOCOPHILLIPS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3.
Vote On Directors			For	Against	Abstain
1	ELECTION OF DIRECTORS
	Nominees:
	1a. Richard L. Armitage		☐	☐	☐	Vote On Proposals		For	Against	Abstain
	1b. Richard H. Auchinleck		☐	☐	☐	2	Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2009.	☐	☐	☐
	1c. James E. Copeland, Jr.		☐	☐	☐	3	Proposal to Approve 2009 Omnibus Stock and Performance Incentive Plan.	☐	☐	☐
	1d. Kenneth M. Duberstein		☐	☐	☐	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEMS 4-9.		☐	☐	☐
	1e. Ruth R. Harkin		☐	☐	☐	4.	Universal Health Care Principles	☐	☐	☐

	1f. Harold W. McGraw III		☐	☐	☐	5.	Advisory Vote on Executive Compensation	☐	☐	☐

	1g. James J. Mulva		☐	☐	☐	6.	Political Contributions	☐	☐	☐

	1h. Harald J. Norvik		☐	☐	☐	7.	Greenhouse Gas Reduction	☐	☐	☐

	1i. William K. Reilly		☐	☐	☐	8.	Oil Sands Drilling	☐	☐	☐

	1j. Bobby S. Shackouls		☐	☐	☐	9.	Director Qualifications	☐	☐	☐

	1k. Victoria J. Tschinkel		☐	☐	☐	10.	In its discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.
	1l. Kathryn C. Turner		☐	☐	☐

	1m. William E. Wade, Jr.		☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

CONOP8

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
MAY 13, 2009

The stockholder(s) hereby appoint(s) James J. Mulva and Janet Langford Kelly, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ConocoPhillips that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., Central Time, on May 13, 2009, at the Omni Houston Hotel at Westside, 13210 Katy Freeway, Houston, Texas, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR THE PROPOSAL TO AMEND AMENDED AND RESTATED BY-LAWS AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE ANNUAL ELECTION OF DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS CONOCOPHILLIPS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND AGAINST EACH OF THE STOCKHOLDER PROPOSALS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

600 N. DAIRY ASHFORD MCLEAN BUILDING #3025 HOUSTON, TX 77079	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date. Have your Voting Direction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by ConocoPhillips in mailing proxy materials, you can consent to receiving all future proxy statements, Voting Direction cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your Voting Direction card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your Voting Direction card and return it in the postage-paid envelope we have provided or return it to ConocoPhillips, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	CONOP9	KEEP THIS PORTION FOR YOUR RECORDS

THIS VOTING DIRECTION CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

CONOCOPHILLIPS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3.
Vote On Directors			For	Against	Abstain
1	ELECTION OF DIRECTORS
	Nominees:
	1a. Richard L. Armitage		☐	☐	☐	Vote On Proposals		For	Against	Abstain
	1b. Richard H. Auchinleck		☐	☐	☐	2	Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2009.	☐	☐	☐
	1c. James E. Copeland, Jr.		☐	☐	☐	3	Proposal to Approve 2009 Omnibus Stock and Performance Incentive Plan.	☐	☐	☐
	1d. Kenneth M. Duberstein		☐	☐	☐	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEMS 4-9.		☐	☐	☐
	1e. Ruth R. Harkin		☐	☐	☐	4.	Universal Health Care Principles	☐	☐	☐

	1f. Harold W. McGraw III		☐	☐	☐	5.	Advisory Vote on Executive Compensation	☐	☐	☐

	1g. James J. Mulva		☐	☐	☐	6.	Political Contributions	☐	☐	☐

	1h. Harald J. Norvik		☐	☐	☐	7.	Greenhouse Gas Reduction	☐	☐	☐

	1i. William K. Reilly		☐	☐	☐	8.	Oil Sands Drilling	☐	☐	☐

	1j. Bobby S. Shackouls		☐	☐	☐	9.	Director Qualifications	☐	☐	☐

	1k. Victoria J. Tschinkel		☐	☐	☐	10.	In its discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.
	1l. Kathryn C. Turner		☐	☐	☐

	1m. William E. Wade, Jr.		☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

CONO10

ConocoPhillips Savings Plan and/or ConocoPhillips Store Savings Plan CONFIDENTIAL VOTING DIRECTION ConocoPhillips Annual Meeting of Stockholders May 13, 2009

The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Savings Plan (“CPSP”) and the ConocoPhillips Store Savings Plan (“CPSSP”), vote all shares of ConocoPhillips Common Stock (described on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel at Westside, 13210 Katy Freeway, Houston, Texas, on May 13, 2009, at 9:00 a.m., Central Time, and at any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

If Broadridge, the Tabulator for the Trustee, The Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by 11:59 p.m. EDT on May 10, 2009, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by the Internet or telephone on or before May 10, 2009, any shares in the CPSP and/or CPSSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

This package contains your confidential Voting Direction card to instruct the Trustee of the Plan how to vote the shares of ConocoPhillips Common Stock described on the back of the card representing your interest in the Plan.

Also enclosed is the Company’s 2008 Annual Report along with the Notice and Proxy Statement for the 2009 Annual Meeting. Please use these documents to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

600 N. DAIRY ASHFORD MCLEAN BUILDING #3025 HOUSTON, TX 77079	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date. Have your Voting Direction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by ConocoPhillips in mailing proxy materials, you can consent to receiving all future proxy statements, Voting Direction cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your Voting Direction card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your Voting Direction card and return it in the postage-paid envelope we have provided or return it to ConocoPhillips, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	CONO11	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

CONOCOPHILLIPS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3.
Vote On Directors			For	Against	Abstain
1	ELECTION OF DIRECTORS
	Nominees:
	1a. Richard L. Armitage		☐	☐	☐	Vote On Proposals		For	Against	Abstain
	1b. Richard H. Auchinleck		☐	☐	☐	2	Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2009.	☐	☐	☐
	1c. James E. Copeland, Jr.		☐	☐	☐	3	Proposal to Approve 2009 Omnibus Stock and Performance Incentive Plan.	☐	☐	☐
	1d. Kenneth M. Duberstein		☐	☐	☐	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEMS 4-9.		☐	☐	☐
	1e. Ruth R. Harkin		☐	☐	☐	4.	Universal Health Care Principles	☐	☐	☐

	1f. Harold W. McGraw III		☐	☐	☐	5.	Advisory Vote on Executive Compensation	☐	☐	☐

	1g. James J. Mulva		☐	☐	☐	6.	Political Contributions	☐	☐	☐

	1h. Harald J. Norvik		☐	☐	☐	7.	Greenhouse Gas Reduction	☐	☐	☐

	1i. William K. Reilly		☐	☐	☐	8.	Oil Sands Drilling	☐	☐	☐

	1j. Bobby S. Shackouls		☐	☐	☐	9.	Director Qualifications	☐	☐	☐

	1k. Victoria J. Tschinkel		☐	☐	☐	10.	In its discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.
	1l. Kathryn C. Turner		☐	☐	☐

	1m. William E. Wade, Jr.		☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

CONO12

ConocoPhillips Canada Employee Stock Ownership Plan Voting Direction

ANNUAL MEETING OF STOCKHOLDERS MAY 13, 2009

The undersigned hereby directs that Computershare Trust Company of Canada, Trustee of the ConocoPhillips Canada Employee Stock Ownership Plan (the “Canadian Plan”), vote all shares of ConocoPhillips Common Stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel at Westside, 13210 Katy Freeway, Houston, Texas, on May 13, 2009, at 9:00 a.m., Central Time, and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all described in the Proxy Statement and the Company’s Notice of the Annual Meeting on May 13, 2009.

If Broadridge, the Tabulator for the Trustees, Computershare Trust Company of Canada, does not receive this Voting Direction card by 11:59 p.m. EDT on May 10, 2009, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by the Internet or telephone on or before May 10, 2009, any shares representing your part of the Canadian Plan will not be voted by the Trustee.

This package contains your Voting Direction card to instruct the Trustee of the Canadian Plan how to vote shares of ConocoPhillips Common Stock described on the back of the card below representing your interest in the Canadian Plan.

Also enclosed is the Company’s Notice and Proxy Statement for the 2009 Annual Meeting and the Company’s 2008 Annual Report. Please use these documents to help you to decide how to direct the way the Trustee (Computershare Trust Company of Canada) should vote.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

CONOCOPHILLIPS

ANNUAL MEETING FOR HOLDERS AS OF 3/16/09

TO BE HELD ON 05/13/09

Your vote is important. Thank you for voting.

To vote by Internet

1) Read the Proxy Statement and have the voting instruction form below at hand.

2) Go to website www.proxyvote.com.

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction form below at hand.

2) Call 1-800-454-8683.

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the voting instruction form below.

3) Sign and date the voting instruction form.

4) Return the voting instruction form in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	CONCP1

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following material is available at www.proxyvote.com. Notice and Proxy Statement and Annual Report

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3.						PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON	☐
Vote On Directors		For	Against	Abstain
1	ELECTION OF DIRECTORS
	Nominees:
	1a. Richard L. Armitage	☐	☐	☐	Vote On Proposals		For	Against	Abstain
	1b. Richard H. Auchinleck	☐	☐	☐	2	Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2009.	☐	☐	☐
	1c. James E. Copeland, Jr.	☐	☐	☐	3	Proposal to Approve 2009 Omnibus Stock and Performance Incentive Plan.	☐	☐	☐
	1d. Kenneth M. Duberstein	☐	☐	☐	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEMS 4-9.		☐	☐	☐
	1e. Ruth R. Harkin	☐	☐	☐	4.	Universal Health Care Principles	☐	☐	☐

	1f. Harold W. McGraw III	☐	☐	☐	5.	Advisory Vote on Executive Compensation	☐	☐	☐

	1g. James J. Mulva	☐	☐	☐	6.	Political Contributions	☐	☐	☐

	1h. Harald J. Norvik	☐	☐	☐	7.	Greenhouse Gas Reduction	☐	☐	☐

	1i. William K. Reilly	☐	☐	☐	8.	Oil Sands Drilling	☐	☐	☐

	1j. Bobby S. Shackouls	☐	☐	☐	9.	Director Qualifications	☐	☐	☐

	1k. Victoria J. Tschinkel	☐	☐	☐	10.	In its discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.
	1l. Kathryn C. Turner	☐	☐	☐

	1m. William E. Wade, Jr.	☐	☐	☐
					*NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Signature [PLEASE SIGN ON LINE]	Date				Signature [Joint Owners]	Date